UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-09025

New Covenant Funds

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

Timothy D. Barto, Esq.

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-610-676-1000

Date of fiscal year end: June 30, 2021

Date of reporting period: June 30, 2021

Item 1.	Reports to Stockholders.

NEW COVENANT FUNDS® June 30, 2021 ANNUAL REPORT New Covenant Funds New Covenant Growth Fund New Covenant Income Fund New Covenant Balanced Growth Fund New Covenant Balanced Income Fund Paper copies of the Funds’ shareholder reports are no longer sent by mail, unless you specifically request them from the Funds or from your financial intermediary, such as a broker-dealer or bank. Shareholder reports are available online and you will be notified by mail each time a report is posted on the Funds’ website and provided with a link to access the report online. You may elect to receive all future reports in paper free of charge. If you invest through a nancial intermediary, you can contact your nancial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-877-835-4531. Your election to receive reports in paper will apply to all funds held with the SEI Funds or your nancial intermediary. newcovenantfunds.com

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-877-835-4531; and (ii) on the Commission’s website at http://www.sec.gov.

NEW COVENANT FUNDS — JUNE 30, 2021 (Unaudited)

To Our Shareholders:

The fiscal year ending June 30, 2021, began with markets continuing their remarkable rally from the March 2020 lows. The “risk-on” sentiment came amid a push by local governments to slowly reverse lockdowns of non-essential economic activity; the promising news of progress made in the race to develop COVID-19 vaccines; and the sustained extraordinary support of central banks. U.S. equity markets eclipsed their pre-pandemic peaks by August and finished the fiscal year near all-time highs.

Central banks aggressively pursued accommodative monetary policy, asset purchase programs and record fiscal stimulus measures during the reporting period. In September, the millionth victim of the COVID-19 outbreak was claimed globally, a figure that would climb to nearly 4 million by the end of June. Cases had seemed to abate for a time during late-summer 2020, but then once again began to rise in the fall as variant strains were identified and met with another round of lockdowns in Europe and more sporadically in the U.S. Fears of yet another wave of outbreaks kept markets in a more cautious stance.

Markets advanced once it became clearer that former Vice President Joe Biden would become the next U.S. president in what would likely be a split government. Expectations of further, but less expansive, fiscal stimulus from Congress and a less likely reversal of the corporate tax cuts under the Trump administration fueled this appreciation. Investor exuberance kicked off in earnest in November after a series of positive vaccine clinical trial results; the enthusiasm was sustained by subsequent emergency use authorizations by the FDA.

Financial markets anticipated increased volatility around the U.S. presidential election, but with Joe Biden winning a close election for U.S. president and the announcement of effective vaccines thereafter, markets advanced higher and volatility declined. Despite no sign of the Federal Reserve tightening in the near term, the U.S. Treasury yield curve steepened over the course of the fiscal year, especially as future expectations for a rebound in economic growth increased along with rising inflation expectations; long-term yields rose more than shorter-term yields.

Government-bond yields (which had been rising slowly since the fall) began to spike further in February. The specter of a sharp increase in borrowing costs sent chills through markets during the second half of February, leading to selloffs of varying intensity before markets resumed their climb again in March.

The Federal Reserve’s (Fed) federal-funds rate target continued to range between 0.0% and 0.25%, and the Federal Open Market Committee (“FOMC”)—the Fed’s monetary policymakers—remained committed to purchasing Treasurys and agency mortgage-backed securities (“MBS”). Fed Chair Jerome Powell pledged to continue supporting the economy via monetary policy during his semi-annual congressional testimony on February 24, 2021.

The year was also characterized by a polarized equity market. Over the first half of the period, high-flying technology companies shared the spotlight with businesses that benefited from the pandemic. A narrow band of extraordinarily high-priced stocks led the market higher as reasonably priced, fundamentally sound businesses languished. However, a reflationary theme dominated the second half of the period as markets anticipated economic reopening and additional rounds of massive U.S. fiscal easing. Equities continued to roll along, although work-from-home and mega-cap stocks gave up ground to cyclical and “go-out” names before a slight reversal over the final few weeks of the period. Market observers attributed this to the FOMC deciding to increase its projection for the federal-funds rate in 2023. Meanwhile, for the first time since April this year, the seven-day moving average of new COVID-19 cases reported in the U.S. stopped falling in mid-June after an impressive period of declines that brought cases to their lowest levels since March 2020.

Geopolitical Events

In the U.S. general election in November, Joe Biden was declared the winner of the presidential race in early November. Most candidates from the Republican Party performed better in their races for state- and national-level offices compared to President Trump’s quest for a second term; in January, a violent security breach of the U.S. Capitol by a mob of protesters delayed—but did not stop—the counting of electoral votes in the U.S. Congress. Trump was impeached by the House of Representatives for inciting an insurrection—the first president in U.S. history to be impeached twice. Two weeks later, Joe Biden was inaugurated as president under heavy security provided by 25,000 National Guard troops.

New Covenant Funds / Annual Report / June 30, 2021	1

NEW COVENANT FUNDS — JUNE 30, 2021 (Unaudited) (Continued)

President Joe Biden’s administration proposed a $6 trillion budget for the 2022 fiscal year that would serve as a starting point from which Congress can decide how to appropriate the country’s economic funding. The president incorporated his two major economic initiatives into the budget—infrastructure (estimated $2.3 trillion) and families programs (estimated $1.8 trillion)—along with $1.5 trillion for defense. Negotiations during May produced an offer from the White House to lower its infrastructure price tag to $1.7 trillion and a counter bid from Senate Republicans for a $928 billion package.

The prospect of a bipartisan U.S. infrastructure deal appeared to brighten in mid-June as a group of Senate Republicans and Democrats agreed to a White House compromise that would direct $1.2 trillion toward improving the country’s structures and facilities over an eight-year period. The plan would provide about $580 billion in new spending and sidestep tax increases. However, the possibility of a party-line vote on a larger package by President Biden’s Democrats remained on the table as Republicans took issue with plans by the Democrats to enact other parts of their spending agenda once the infrastructure deal had concluded.

The United States-Mexico-Canada trade agreement was ratified by all three countries and officially replaced the North American Free Trade Agreement at the start of the reporting period on July 1. The Trump administration announced in September that it would not pursue a 10% tariff on U.S. imports of Canadian aluminum previously announced in August, as trade is now expected to normalize following high import levels earlier in 2020. President Trump and France’s President Emmanuel Macron successfully walked back threats of tariffs that originated with French plans for a digital tax that would have targeted U.S.-based multi-national technology companies.

In a push to re-establish tourism ahead of the traditionally busy summer season, the EU approved a proposal made by the European Commission in May to ease travel restrictions within the bloc for vaccinated foreigners. Tensions between the EU and China—which have flared over the last six months as the EU condemned China’s record on human rights and China imposed retaliatory economic sanctions—remained unsettled. In May, the European Parliament suspended ratification of the Comprehensive Agreement on Investment that EU and Chinese leaders had finalized in December 2020. As for U.S.-EU trade relations, friction smoothed as the European Commission delayed an increase to tariffs on the U.S. that had been planned in response to the Trump administration’s tariffs on European metals; existing tariffs will remain as the two sides negotiate a long-term solution.

Economic Performance

U.S. gross domestic product (“GDP”) saw a record 33.4% rebound in the third quarter of 2020, fueled by over $3 trillion in pandemic relief. A 4.0% gain in the fourth quarter resulted in a decline of 3.5% for the full year, the worst figure since at least the end of World War II. The U.S. economy expanded at a robust annualized rate of 6.4% in the first quarter of 2021; consumer spending (which accounts for nearly 70% of U.S. economic activity) spiked by 11.3% as Americans put their stimulus payments to work, providing a much-needed boost to restaurants, hotels and airlines. GDPNow, a running estimate of real GDP growth based on available economic data for the current measured quarter, projected a 7.6% gain for the second quarter of 2021, as service-oriented businesses anticipated continued gains from the rise in vaccinations and reopenings.

After touching a 50-year low of 3.5% and then jumping as high as 14.8% prior to the start of the fiscal year, the U.S. unemployment rate remained over 7.0% through September, with the final figure settling at 5.9% in June 2021, down from 11.1% a year earlier. The labor-force participation rate ended at 61.6%, up from 61.4% a year earlier. Average hourly earnings gained 3.6% over the fiscal year, as the leisure and hospitality industry continued to reopen and looked to boost pay in order to fill vacant positions.

Two off-cycle moves before the start of the fiscal year brought the federal-funds rate to near zero and were designed to bolster the economy in response to the economic threat posed by the coronavirus outbreak; the emergency actions were the first since the global financial crisis. Additionally, the Fed committed to purchasing unlimited amounts of Treasurys and established or renewed multiple facilities designed to support the economy. The FOMC held the federal-funds rate near zero throughout the second quarter and continued its asset purchases apace ($80 billion in Treasurys and $40 billion in agency mortgage-backed securities per month). Its latest Summary of Economic Projections (SEP), released in mid-June, featured a projected increase in the federal-funds rate to 0.6% in 2023 (up from 0.1% in its March projection). The SEP also depicted significantly higher real gross domestic product (“GDP”) and inflation projections for 2021, although out-year projections were only modestly higher.

2	New Covenant Funds / Annual Report / June 30, 2021

Market Developments

The S&P 500 Index returned 40.79% during the fiscal year. Large-cap value stocks (as measured by the Russell 1000 Value Index) edged out large-cap growth stocks (as measured by the Russell 1000 Growth Index). At the sector level, financials, industrials and capital goods stocks led, while utilities, healthcare, consumer staples and real estate lagged. Overall, U.S. equities outpaced major developed markets during the fiscal year.

Small-cap stocks, which tend to be value-oriented and sensitive to the success or decline in a local economy, outperformed large caps overall. U.S. large-cap stocks (Russell 1000 Index) finished the reporting period up 43.07%, while small-cap stocks (Russell 2000 Index) finished the period ahead 62.03%.

The MSCI Emerging Markets Index (Net) finished the reporting period up 40.90% in U.S. dollar terms. Emerging-market equities were on a tear since bottoming early in the pandemic. Emerging-market stocks edged out developed markets, as measured by the MSCI World Index (Net), which finished up 39.04% for the year. The best-performing region was EM Latin America, which was lifted by strong performance from Brazil and Mexico, both of which benefitted from the shift in market appetite for cyclical sectors like materials. China was a relative benchmark laggard as government regulations weighed on social media and ecommerce equity prices.

The MSCI Europe Index (Net) advanced 35.09% in U.S. dollar terms. The MSCI ACWI Index (Net), a proxy for global equities in both developed and emerging markets, rose 39.26% in U.S. dollar terms. The FTSE UK Series All-Share Index recorded a 35.79% gain in U.S. dollar terms over the full reporting period.

The U.S. high-yield market, as measured by the ICE BofA US High Yield Constrained Index, was up 15.60% during the reporting period, while U.S. investment-grade corporate debt, as represented by the Bloomberg Barclays US Corporate Investment Grade Index, returned 3.30%. Within the high-yield market, the energy sector outperformed the broader market during the period, returning in excess of 28%. Lower-quality issues also outperformed, as CCC rated securities led, followed by B and BB rated. U.S. asset-backed securities managed gains during the fiscal year, benefiting from improving supply-and-demand dynamics; mortgage-backed securities were down slightly, as elevated supply and fast prepayment speeds offset the Fed adding around $40 billion of MBS to its balance sheet each month.

Global fixed income, as measured by the Bloomberg Barclays Global Aggregate Index, climbed 2.63%. Emerging-market debt (“EMD”) delivered positive performance due to an improving growth outlook in the region relative to developed markets. The J.P. Morgan Global Bond Index-Emerging Markets (“GBI-EM”) Global Diversified Index, which tracks local-currency-denominated EM bonds, gained 6.57% in U.S. dollar terms. The J.P. Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified Index, which tracks EMD denominated in external currencies (such as the U.S. dollar), was up 7.53%.

After the U.S. dollar initially rebounded from its January low (relative to a trade-weighted basket of foreign currencies), it resumed an overall downward trend and neared its earlier low again in May before recovering some as the fiscal year closed. After hitting an all-time low before the start of the reporting period, the West Texas Intermediate crude-oil price reached a 40-month high near the end of the fiscal year due to optimistic forecasts for global economic growth and increased demand for crude.

Our view

Equity markets have long anticipated the economic improvement we now are watching unfold. There is increasing concern, however, that equity prices have risen so much that there is little appreciation potential left, even if the global economy continues to forge ahead into 2022.

The last several weeks have witnessed a partial unwinding of the rotation trade that began last autumn. So far, this appears to us as a temporary pause in a longer-term upswing. The global recovery and expansion have a long way to go, especially since many countries are still imposing lockdown measures to varying degrees.

We can’t rule out a choppier and more lackluster performance for U.S. equities in the months ahead, given elevated stock-market valuations relative to much of the rest of the world and the strong outperformance of the U.S. since March 2009. Investors shouldn’t get overly concerned if stock-market volatility increases. 5%-to-10% corrections can occur without any fundamental reason.

New Covenant Funds / Annual Report / June 30, 2021	3

NEW COVENANT FUNDS — JUNE 30, 2021 (Unaudited) (Continued)

In today’s environment, with economies opening up and interest rates still at extraordinarily low levels, the dominant trend favors further price gains over the next year or two. Still, investors must take into account that the U.S. economy appears to have reached “peak growth.”

Growth slowdowns, not just recessions, can lead to equity underperformance versus bonds. The relative performance of equites versus bonds was phenomenal over the past 15 months; a major narrowing of the performance gap is inevitable. Yet, with interest rates still at exceptionally low levels, it is hard to see equities losing ground to fixed-income securities while economic growth remains so robust. Not only should consumer demand remain strong as the economy opens up, but businesses too are in a spending mood, desperately seeking materials and workers.

In the meantime, companies will enjoy a great deal of pricing power and will almost certainly pass along at least a portion of their increased costs to customers. Unfortunately, one person’s pricing power is another person’s inflation. The big question is whether the price pressures seen this year are transitory, as central bankers around the world say they are.

Investors in the bond market seem to agree with the central bankers. Although U.S. bond yields rose sharply in the first quarter, they have fallen over the past three months. There’s no telling how long bond investors will maintain such a calm perspective if prices keep rising at a pace that has not been seen in almost 30 years.

In his latest testimony, Fed Chairman Powell reiterated that the labor market still has a long way to go before it reaches full employment. Job openings in the U.S. are now soaring. If the rise in the Employment Cost Index accelerates as we expect, inflation could become a greater concern for investors than appears to be the case at the moment.

Markets reacted negatively to a surprising extent when the central bank revealed the FOMC’s updated “dot plot” of federal funds rate projections on June 16. The median FOMC projection now calls for two rate hikes in 2023, which was exactly what futures traders had already priced in. Those same traders have now priced in three rate hikes by the end of 2023, but a lot can happen between now and then.

The recent stumble in the rotation theme was exacerbated by this shift in the Fed’s expectations. It is clear, however, that the U.S. central bank will be cautiously moving away from its current policy stance. The first move will likely be the tapering of its bond-buying program, which might be announced in late August at the annual Jackson Hole conference, with actual tapering beginning in the first quarter of 2022 (at the earliest).

The path of U.S. fiscal policy is harder to decipher, given strained bipartisanship and the narrowness of the Democratic majority in the Congress. A traditional infrastructure bill is a good bet, but the push for non-traditional forms of infrastructure—and the taxes to pay for all the added spending—will depend on whether the Democrats in the Senate can come to terms with each other.

The combination of (1) above-average economic growth, (2) significantly higher inflation than seen in the past decade (3) a fiscal policy that expands the size of federal government spending and (4) extreme monetary ease aimed at suppressing interest rates is the perfect backdrop for risk assets—and for the creation of speculative bubbles.

The relative success of the vaccination effort in the U.S. and the country’s state-by-state response have resulted in a significantly stronger economy this year than in other major developed countries. Fortunately, vaccinations are accelerating in Europe and Japan. We anticipate that other advanced economies should record strong results in the second half of the year and into 2022, exceeding the pace in the U.S.

Although economists correctly point out that the United States has employed direct fiscal measures (emergency spending, income support and tax breaks) more aggressively than any other nation, other countries have used different tactics that far exceed the U.S. effort.

Several European nations and Japan have relied on equity injections, loans and guarantees. Italy (35% of GDP), Japan and Germany (both at 28%) are the most notable according to the International Monetary Fund1. In the eurozone, some of these loan commitments have only just begun to flow. Italy and Spain are big beneficiaries of the eurozone’s €750 billion in loans and grants as part of the so-called NextGenerationEU program.

4	New Covenant Funds / Annual Report / June 30, 2021

The ECB also seems dedicated to maintaining its pandemic-related monetary support at least through March 2022. As a percentage of GDP, the ECB’s balance sheet has risen more than 25% since the beginning of the COVID-19 crisis, more than any other major central bank besides the BOJ (30%). The ECB’s actions have succeeded in keeping peripheral Europe’s sovereign bond yields well behaved through the crisis period.

While the U.S., the U.K. and Canada seem to be enduring a much sharper price rise than Japan or the eurozone, the latter two are probably relieved to have a respite from the deflationary pressures that have been afflicting their economies for many years. There seems little reason for the ECB or the BOJ to join the Fed when it comes to discussing a near-term reduction in their asset purchases, much less raising their policy rates ahead of the U.S.

The trade-weighted dollar jumped to its highest level in three months against other major currencies in the days following the Fed’s latest announcement, although the currency remains some 10% below its March 19, 2020 high. Since any serious policy move by the Fed is still rather far in the future, we continue to expect the dollar to weaken over time as the rest of the world gains economic strength.

In the meantime, we also do not see much sign that the Fed’s shift toward an earlier lift-off in rates is leading to a 2013-style “taper tantrum” among emerging economies. A strong dollar would certainly threaten the bull market in commodity prices.

We are still bullish on the outlook for commodities, but we are watching price trends carefully. Commodity prices of all types have enjoyed a spectacular run since March 2020 and were already in the process of consolidating or correcting in the weeks before the Fed revised its views.

We remain optimistic that the more cyclical and value-oriented areas within emerging markets will bounce back from their modest stumble in June. But there are near-term challenges besides the shift in perceptions about Fed policy and the future course of the dollar and commodity prices. Credit growth has decelerated significantly in China, similar to the slowdowns recorded in 2013 and 2018—years when the performance of emerging markets was less than stellar.

Another potential source of market volatility could stem from the increasingly fraught relationship between China and the U.S. and its allies. If there is any consensus in Washington nowadays, it is focused on countering China’s growing economic and military strength, although market participants have mostly managed to look past political tensions to date.

Fundamentally, emerging markets continue to look relatively cheap versus most other regions. The forward price-to-earnings multiple of the MSCI Emerging Markets Index is still selling at a 36.5% discount to that of the MSCI USA Index. Outside the March-April 2020 low point, this is as cheap a relative multiple against the U.S. as seen at any time in the past 16 years.

We are counting on the advanced economies to take up the slack while vaccines ramp up in developing countries. There is a tremendous amount of excess savings and pent-up demand in North America and Europe. That said, as the northern hemisphere enters the autumn and winter, the possibility of regional spikes in cases cannot be dismissed. If severe enough, markets could switch back to a decidedly risk-off position.

As vaccination rates slow in the developed world, more shots will be available for the rest of the world. We expect a rolling reopening of the global economy that will extend well into 2022. This wave of recovery could resemble an extended up-cycle that keeps the pressure on supply chains, leading to continued shortages of goods and labor. Investor faith in the “transitory inflation” narrative probably will be tested as we head into year-end and into 2022.

1

International Monetary Fund (IMF), 2021, “Database of Fiscal Responses to COVID-19” (Washington), available at https://www.imf.org/en/Topics/imf-and-covid19/ Fiscal-Policies-Database-in-Response-to-COVID-19

Sincerely,

James Smigiel

Chief Investment Officer

New Covenant Funds / Annual Report / June 30, 2021	5

NEW COVENANT FUNDS — JUNE 30, 2021 (Unaudited) (Concluded)

Index Definitions

Bloomberg Barclays Global Aggregate Index: is a broad-based benchmark that is considered representative of global investment-grade, fixed-income markets.

Bloomberg Barclays US Corporate Investment Grade Index: is a broad-based benchmark that measures the investment-grade, fixed-rate, taxable corporate bond market.

Bloomberg Barclays US Aggregate Bond Index: The Bloomberg Barclays U.S. Aggregate Bond Index is a benchmark index composed of U.S. securities in Treasury, government-related, corporate and securitized sectors. It includes securities that are of investment-grade quality or better, have at least one year to maturity and have an outstanding par value of at least $250 million.

Dow Jones Industrial Average: The Index measures the stock performance of 30 large companies listed on stock exchanges in the United States.

FTSE UK Series All-Share Index: is a capitalization-weighted index, comprising around 600 of more than 2,000 companies traded on the London Stock Exchange.

ICE BofA US High Yield Constrained Index: tracks the performance of below-investment-grade, U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; exposure to individual issuers is capped at 2%.

JP Morgan EMBI Global Diversified Index: tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, eurobonds and local-market instruments) in emerging markets.

JP Morgan GBI-EM Global Diversified Composite Index: tracks the performance of debt instruments issued in local currencies by emerging-market governments.

MSCI Europe Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of large- and mid-capitalization stocks across developed-market countries in Europe.

MSCI Emerging Markets Index: is a free float-adjusted market-capitalization-weighted index designed to measure the performance of global emerging-market equities.

MSCI World Index: is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity-market performance of developed markets. The Index consists of 24 developed-market country indexes.

Russell 1000® Index: includes 1,000 of the largest U.S. stocks based on market cap and current index membership; it is used to measure the activity of the U.S. large-cap equity market.

Russell 2000® Index: The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index.

S&P 500 Index: is an unmanaged, market-weighted index that consists of 500 of the largest publicly-traded U.S. companies and is considered representative of the broad U.S. stock market.

6	New Covenant Funds / Annual Report / June 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2021 (Unaudited)

New Covenant Growth Fund

I. Objective

The New Covenant Growth Fund’s (the “Fund”) investment objective is long-term capital appreciation. A modest amount of dividend income may be provided by the Fund’s equity securities.

II. Investment Approach

The Fund uses a sub-adviser to manage the Fund under the supervision of SEI Investments Management Corporation (“SIMC”). The sole sub-adviser as of June 30, 2021, was Parametric Portfolio Associates LLC (Parametric). There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the one-year period ending June 30, 2021, the Fund’s Class A shares returned 42.58%. The Fund’s primary benchmark, the Russell 3000® Index—which measures the performance of the 3000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market—returned 44.16%.

IV. Fund Attribution

As noted in the shareholder letter, the U.S. equity market produced highly positive returns during the fiscal year as people generally became confident that the economy would rebound strongly from the pandemic-driven trough. With Democrats taking control of the U.S. congress and Joe Biden becoming President, U.S. government spending was expected to increase without the gridlock that may have existed if power had been evenly divided between the parties. Fiscal stimulus and vaccinations were key reasons for the improved economic outlook, while the potential for a significant increase in inflation remained on investors’ minds later in the period.

The financials sector was the best-performing sector during the reporting period as investors concluded that interest rates would be rising in the second half of the fiscal year. Additionally, banks’ loan-loss reserves were determined to be more than necessary for the situation. The energy and industrials sectors also outperformed as many of the companies represented were expected to benefit from an increase in economic activity coming out of the trough. Sectors traditionally considered to be non-cyclical—such as utilities, healthcare, and consumer staples—underperformed as company earnings in these areas were expected to gain little from the economic rebound; their lower-volatility characteristics were also out of favor as investor risk tolerance increased. Small-

cap stocks outperformed relative to larger-capitalization stocks. Despite a rotation toward value stocks that began part of the way through the fiscal year, some big growth stocks—namely Tesla, Alphabet and Apple—still outperformed and had a material impact on index returns.

In this environment, the Fund underperformed as the combination of its screens and environmental, social, and corporate governance tilt had a negative effect on performance. The sectors that were somewhat restricted due to the Fund’s guidelines, such as industrials and communications services, performed well during the fiscal year, and the resulting underweights of securities within those sectors hurt performance. Sectors that were more accepted by the Fund guidelines, such as healthcare and information technology, had returns that were either in line or below that of the market; the aggregate differences in weights relative to the index ended up hurting Fund performance during the fiscal year.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN [1]
	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Growth Fund, Class A	42.58%	17.89%	17.30%	12.70%	6.34%
Russell 3000® Index	44.16%	18.73%	17.89%	14.70%	7.76%

New Covenant Funds / Annual Report / June 30, 2021	7

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2021 (Unaudited)

New Covenant Growth Fund (Concluded)

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Growth Fund, Class A, versus the Russell 3000® Index.

1

For the periods ended June 30, 2021. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

8	New Covenant Funds / Annual Report / June 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2021 (Unaudited)

New Covenant Income Fund

I. Objective

The New Covenant Income Fund’s (the “Fund”) investment objective is a high level of current income with preservation of capital.

II. Investment Approach

The Fund uses a multi-manager approach, relying on a number of sub-advisers with different investment approaches to manage portions of the Fund’s portfolio, under the general supervision of SEI Investments Management Corporation (“SIMC”). The Fund utilized the following sub-advisors as of June 30, 2021: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited. There were no sub-adviser changes during the fiscal period.

III. Return vs. Benchmark

For the one-year period ending June 30, 2021, the Fund’s Class A shares returned 1.13%. The Fund’s primary benchmark, the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index—a capitalization-weighted index that measures the performance of investment-grade bonds in the U.S. with maturities of less than 10 years—returned 0.05%.

IV. Fund Attribution

Risk assets outperformed comparable Treasurys over the course of the fiscal year as the Federal Reserve provided an unprecedented level of monetary support, sizable additional fiscal stimulus was passed following a Democrat sweep of congress, and the rollout of three vaccines in the United States led the economy toward a broad reopening. The Federal Reserve’s (“Fed”) support went beyond traditional monetary policy as the central bank purchased both individual corporate bonds and corporate bond exchange-traded funds through its Secondary Market Corporate Credit Facility, backstopped agency-backed securities as they re-instituted the Term Asset-Backed Securities Loan Facility (“TALF”), and continued to purchase agency mortgage-backed securities (“MBS”) and U.S. Treasurys at a pace of $120 billion per month during the period. Additional fiscal stimulus provided payments directly to Americans and extended unemployment benefits, serving to boost consumer spending as the economy moved toward a full reopening. As noted in the shareholder letter, a successful rollout of COVID-19 vaccines throughout the first six months of 2021 resulted in the lifting of health-related lockdowns, further propelling the economic rebound.

While these factors contributed to accelerated economic growth in the first quarter of 2021, investors became increasingly worried that inflation would run above expectations and that the Fed would raise rates sooner than expected. Due to increased inflation expectations, long-term yields were higher over the course of the fiscal year—including a sharp rise during the first three months of 2021—before retracing some of the move higher, with the 10-year U.S. Treasury rate ending the period at 1.47%. Risk assets rallied and excess returns relative to Treasurys were strong. Corporate credit spreads narrowed to near an all-time low on a combination of Fed support, low nominal yields, and improved economic growth prospects. The technical environment was favorable as U.S. investment-grade credit continued to out-yield much of the world’s debt. Securitized sectors also performed well as agency MBS benefited directly from the Fed’s purchases; spreads on high-quality asset-backed securities (“ABS”) continued to grind tighter as the income and employment situation of the U.S. consumer continued to improve throughout the year; while commercial mortgage-backed securities (“CMBS”) initially lagged the rally, performance rebounded during the second half of the period as it looked like worst-case scenarios for commercial property would be avoided.

Given the excess returns generated by risk assets, the Fund outperformed the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index during the period. An overweight to corporate credit contributed to outperformance, while selection within the financials and insurance industries detracted. Security selection within ABS, particularly autos, added. An overweight to CMBS also added as the sector rallied later in the year. Selection within agency MBS added to performance as managers were able to implement a “follow the Fed” strategy.

Western Asset Management outperformed primarily due to its corporate overweight as spreads tightened past pre-pandemic levels. An overweight to securitized sectors such as ABS and CMBS contributed as well. Western’s overweight to the 30-year part of the curve and slightly longer duration subtracted as yields rose. The Fed backstopped the ABS market through the re-institution of TALF. Income Research & Management also outperformed and benefited from its overweight to and selection within corporate credit. Selection within ABS was beneficial as well.

The Fund used Treasury futures, eurodollar futures and to-be-announced (“TBA”) forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve and

New Covenant Funds / Annual Report / June 30, 2021	9

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2021 (Unaudited)

New Covenant Income Fund (Concluded)

market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN [1]

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Income Fund, Class A	1.13%	4.47%	2.61%	2.66%	3.52%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	0.05%	4.41%	2.53%	2.74%	4.46%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Income Fund, Class A, versus the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2021. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

10	New Covenant Funds / Annual Report / June 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2021 (Unaudited)

New Covenant Balanced Growth Fund

I. Objective

The Balanced Growth Fund’s (the “Fund”) investment objective is to produce capital appreciation with less risk than would be present in a portfolio of only common stocks.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the Growth Fund) and the New Covenant Income Fund (the Income Fund), with a majority of its assets generally invested in shares of the Growth Fund. Between 45% and 75% of the Fund’s net assets (with a neutral position of approximately 60% of the Fund’s net assets) are invested in shares of the Growth Fund, with the balance of its assets invested in shares of the Income Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2021, the Fund’s Class A shares returned 24.50%. The Fund’s primary benchmark, the Russell 3000® Index—which measures the performance of the 3000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market—returned 44.16%.

IV. Fund Attribution

As noted in the shareholder letter, the U.S. equity market produced highly positive returns during the fiscal year as people generally became confident that the economy would rebound strongly from the pandemic-driven trough. Risk assets outperformed comparable Treasurys over the course of the fiscal year as the Federal Reserve (“Fed”) provided an unprecedented level of monetary support and the rollout of three vaccines in the United States led the economy toward a broad reopening.

The financials sector was the best-performing sector during the reporting period as investors concluded that interest rates would be rising in the second half of the fiscal year. Additionally, banks’ loan-loss reserves were determined to be more than necessary for the situation. The energy and industrials sectors also outperformed as many of the companies represented were expected to benefit from an increase in economic activity coming out of the trough. Sectors traditionally considered to be non-cyclical—such as utilities, healthcare, and consumer staples—underperformed as company earnings in these areas were expected to gain little from the economic rebound; their lower-volatility characteristics were also out of favor as investor risk tolerance increased. Small-cap stocks outperformed relative to larger-capitalization stocks. Despite a rotation toward value stocks that began part of the way through the fiscal year, some big growth stocks—namely Tesla, Alphabet and Apple—still outperformed and had a material impact on index returns.

The Fed’s support went beyond traditional monetary policy as the central bank purchased both individual corporate bonds and corporate bond exchange-traded funds through its Secondary Market Corporate Credit Facility, backstopped agency-backed securities as they re-instituted the Term Asset-Backed Securities Loan Facility, and continued to purchase agency mortgage-backed securities (“MBS”) and U.S. Treasurys at a pace of $120 billion per month during the period. Additional fiscal stimulus provided payments directly to Americans and extended unemployment benefits, serving to boost consumer spending as the economy moved toward a full reopening. As also noted in the shareholder letter, a successful rollout of COVID-19 vaccines throughout the first six months of 2021 resulted in the lifting of health-related lockdowns, further propelling the economic rebound.

In the Growth Fund, underperformance was driven by the combination of its screens and environmental, social and governance tilt. The sectors that were somewhat restricted due to the Fund’s guidelines, such as industrials and communications services, performed well during the fiscal year, and the resulting underweights of securities within those sectors hurt performance. Sectors that were more accepted by the Fund guidelines, such as healthcare and information technology, had returns that were either in line or below that of the market; the aggregate differences in weights relative to the index ended up hurting Fund performance during the fiscal year.

Given the excess returns generated by risk assets, the Income Fund outperformed the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index during the period. An overweight to corporate credit contributed to outperformance, while selection within the financials and insurance industries detracted. Security selection within ABS, particularly autos, added. An overweight to commercial mortgage-backed securities also added

New Covenant Funds / Annual Report / June 30, 2021	11

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2021 (Unaudited)

New Covenant Balanced Growth Fund (Concluded)

as the sector rallied later in the year. Selection within agency MBS added to performance as managers were able to implement a “follow the Fed” strategy.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (“TBA”) forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN [1,2]

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Growth Fund, Class A	24.50%	12.78%	11.47%	8.74%	5.45%
Russell 3000® Index	44.16%	18.73%	17.89%	14.70%	7.76%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	0.05%	4.41%	2.53%	2.74%	4.46%
Blended 60% Russell 3000® Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	25.00%	13.32%	11.84%	10.04%	6.76%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Growth Fund, Class A, versus the Russell 3000® Index, Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Blended 60% Russell 3000® Index/40% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2021. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad based index and the Fund’s 60/40 Blended Benchmark, which consists of the Russell 3000® Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

12	New Covenant Funds / Annual Report / June 30, 2021

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2021 (Unaudited)

New Covenant Balanced Income Fund

I. Objective

The Balanced Income Fund’s (the “Fund”) investment objective is to produce current income and long-term growth of capital.

II. Investment Approach

The Fund’s assets are managed under the direction of SEI Investments Management Corporation (“SIMC”), which manages the Fund’s assets in a way that it believes will achieve the Fund’s investment objective. In order to achieve its investment objective, SIMC allocates the Fund’s assets primarily in shares of the New Covenant Growth Fund (the Growth Fund) and the New Covenant Income Fund (the Income Fund), with a majority of its assets generally invested in shares of the Income Fund. Between fifty percent and seventy-five percent of the Fund’s net assets (with a neutral position of approximately 65%) are invested in shares of the Income Fund, with the balance of its net assets invested in shares of the Growth Fund. The Growth and Income Funds, in turn, invest directly in securities in accordance with their own varying investment objectives and policies.

III. Return vs. Benchmark

For the one-year period ending June 30, 2021, the Fund’s Class A shares returned 14.24%. The Fund’s primary benchmark, the Russell 3000® Index—which measures the performance of the 3000 largest U.S. companies and represents approximately 98% of the investable U.S. equity market—returned 44.16%.

IV. Fund Attribution

As noted in the shareholder letter, the U.S. equity market produced highly positive returns during the fiscal year as people generally became confident that the economy would rebound strongly from the pandemic-driven trough. Risk assets outperformed comparable Treasurys over the course of the fiscal year as the Federal Reserve (“Fed”) provided an unprecedented level of monetary support and the rollout of three vaccines in the United States led the economy toward a broad reopening.

The Fed’s support went beyond traditional monetary policy as the central bank purchased both individual corporate bonds and corporate bond exchange-traded funds through its Secondary Market Corporate Credit Facility, backstopped agency-backed securities as they re-instituted the Term Asset-Backed Securities Loan Facility, and continued to purchase agency mortgage-backed securities (“MBS”) and U.S. Treasurys at a pace of $120 billion per month during the period. Additional fiscal stimulus provided payments directly to Americans and extended unemployment benefits, serving to boost consumer spending as the economy moved toward a full reopening. As also noted in the shareholder letter, a successful rollout of COVID-19 vaccines throughout the first six months of 2021 resulted in the lifting of health-related lockdowns, further propelling the economic rebound.

With Democrats taking control of the U.S. congress and Joe Biden becoming President, U.S. government spending was expected to increase without the gridlock that may have existed if power had been evenly divided between the parties. Fiscal stimulus and vaccinations were key reasons for the improved economic outlook, while the potential for a significant increase in inflation remained on investors’ minds later in the period.

The financials sector was the best-performing sector during the reporting period as investors concluded that interest rates would be rising in the second half of the fiscal year. Additionally, banks’ loan-loss reserves were determined to be more than necessary for the situation. The energy and industrials sectors also outperformed as many of the companies represented were expected to benefit from an increase in economic activity coming out of the trough. Sectors traditionally considered to be non-cyclical—such as utilities, healthcare, and consumer staples—underperformed as company earnings in these areas were expected to gain little from the economic rebound; their lower-volatility characteristics were also out of favor as investor risk tolerance increased. Small-cap stocks outperformed relative to larger-capitalization stocks. Despite a rotation toward value stocks that began part of the way through the fiscal year, some big growth stocks—namely Tesla, Alphabet and Apple—still outperformed and had a material impact on index returns.

In this environment, the Income Fund underperformed as the combination of its screens and environmental, social, and corporate governance tilt had a negative effect on performance. The sectors that were somewhat restricted due to the Fund’s guidelines, such as industrials and communications services, performed well during the fiscal year, and the resulting underweights of securities within those sectors hurt performance. Sectors that were more accepted by the Fund guidelines, such as health care and information technology, had returns that were either in line or below that of the market; the aggregate differences in weights relative to the index ended up hurting Fund performance during the fiscal year.

New Covenant Funds / Annual Report / June 30, 2021	13

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FUND PERFORMANCE

June 30, 2021 (Unaudited)

New Covenant Balanced Income Fund (Concluded)

In the Growth Fund, underperformance was driven by the combination of its screens and environmental, social, and governance tilt. The sectors that were somewhat restricted due to the Fund’s guidelines, such as industrials and communications services, performed well during the fiscal year, and the resulting underweights of securities within those sectors hurt performance. Sectors that were more accepted by the Fund guidelines, such as healthcare and information technology, had returns that were either in line or below that of the market; the aggregate differences in weights relative to the index ended up hurting Fund performance during the fiscal year.

The Income Fund used Treasury futures, eurodollar futures and to-be-announced (“TBA”) forward contracts to effectively manage duration (a measure of a bond’s price sensitivity to changes in interest rates), yield-curve and market exposures. (TBA contracts confer the obligation to buy or sell future debt obligations of the three U.S. government-sponsored agencies that issue or guarantee MBS—Fannie Mae, Freddie Mac and Ginnie Mae.) None of these had a meaningful impact on the Fund’s performance.

Investing is subject to risk, including the possible loss of principal. Past performance is no indication of future results.

AVERAGE ANNUAL TOTAL RETURN [1,2]

	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date
New Covenant Balanced Income Fund, Class A	14.24%	9.33%	7.71%	6.16%	4.65%
Russell 3000® Index	44.16%	18.73%	17.89%	14.70%	7.76%
Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	0.05%	4.41%	2.53%	2.74%	4.46%
Blended 35% Russell 3000® Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index	14.08%	9.71%	7.99%	7.04%	5.91%

Comparison of Change in the Value of a $10,000 Investment in the New Covenant Balanced Income Fund, Class A, versus the Russell 3000® Index, Bloomberg Barclays U.S. Intermediate Aggregate Bond Index and Blended 35% Russell 3000® Index/65% Bloomberg Barclays U.S. Intermediate Aggregate Bond Index.

1

For the periods ended June 30, 2021. Past performance is not an indication of future performance. Fund Shares were offered beginning 7/1/99. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns for certain periods reflect fee waivers and/or reimbursements in effect for that year; absent fee waivers and reimbursements, performance would have been lower.

2

This table compares the Fund’s average annual total returns to those of a broad- based index and the Fund’s 35/65 Blended Benchmark, which consists of the Russell 3000® Index and the Bloomberg Barclays U.S. Intermediate Aggregate Bond Index. The Fund’s Blended Benchmark is designed to provide a useful comparison to the Fund’s overall performance and more accurately reflects the Fund’s investment strategy than the broad-based index.

14	New Covenant Funds / Annual Report / June 30, 2021

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Growth Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)

COMMON STOCK — 96.1%
United States — 96.1%
Communication Services — 9.7%
Activision Blizzard Inc	8,807	$840
Alphabet Inc, Cl A *	4,202	10,260
Alphabet Inc, Cl C *	3,995	10,013
AMC Entertainment Holdings, Cl A *	2,754	156
AT&T Inc	119,675	3,444
Bandwidth Inc, Cl A *	74	10
Cable One Inc	79	151
Cardlytics Inc *	761	97
Cars.com Inc *	4,178	60
Charter Communications Inc, Cl A *	1,444	1,042
Cinemark Holdings Inc *	4,289	94
Clear Channel Outdoor Holdings, Cl A *	17,605	46
Cogent Communications Holdings Inc	148	11
Comcast Corp, Cl A	54,780	3,124
Discovery Inc, Cl C *	354	10
Electronic Arts Inc	2,676	385
Emerald Holding Inc *	4,781	26
Eventbrite Inc, Cl A *	2,537	48
EverQuote Inc, Cl A *	1,468	48
EW Scripps Co/The, Cl A	3,299	67
Facebook Inc, Cl A *	30,770	10,699
Fox Corp, Cl A	1,372	51
fuboTV *	3,908	125
IAC *	376	58
IMAX Corp *	2,244	48
Interpublic Group of Cos Inc/The	8,487	276
Iridium Communications Inc *	366	15
John Wiley & Sons Inc, Cl A	236	14
Liberty Broadband Corp, Cl A *	81	14
Liberty Broadband Corp, Cl C *	343	60
Liberty Media Corp-Liberty Formula One, Cl C *	1,355	65
Liberty Media Corp-Liberty SiriusXM, Cl C *	234	11
Live Nation Entertainment Inc *	181	16
Lumen Technologies	872	12

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Madison Square Garden Entertainment Corp *	1,255	$105
Madison Square Garden Sports Corp *	39	7
Magnite Inc *	2,551	86
Match Group Inc *	1,841	297
Meredith Corp *	1,401	61
MSG Networks Inc *	2,988	44
Netflix Inc *	5,139	2,714
New York Times Co/The, Cl A	439	19
News Corp, Cl A	829	21
Nexstar Media Group Inc, Cl A	455	67
Omnicom Group Inc	10,137	811
Pinterest, Cl A *	3,339	264
Roku Inc, Cl A *	818	376
Scholastic Corp	1,266	48
Shenandoah Telecommunications Co	222	11
Sirius XM Holdings Inc	7,153	47
Skillz, Cl A *	3,639	79
Spotify Technology SA *	1,265	349
Take-Two Interactive Software Inc *	830	147
TechTarget Inc *	1,986	154
TEGNA Inc	3,052	57
T-Mobile US Inc *	5,933	859
TripAdvisor Inc *	1,712	69
Twitter Inc *	7,369	507
Verizon Communications Inc	57,853	3,242
ViacomCBS Inc, Cl B	7,304	330
Vimeo *	610	30
Walt Disney Co/The *	22,230	3,907
World Wrestling Entertainment Inc, Cl A	780	45
Zillow Group Inc, Cl C *	1,112	136
Zynga Inc, Cl A *	14,448	154

		56,439

Consumer Discretionary — 11.8%
1-800-Flowers.com Inc, Cl A *	3,668	117
2U Inc *	871	36
Aaron’s Co Inc	416	13
Abercrombie & Fitch Co, Cl A *	2,970	138
Adtalem Global Education Inc *	1,460	52
Advance Auto Parts Inc	317	65
Amazon.com Inc *	5,544	19,072
American Eagle Outfitters Inc	3,416	128
American Public Education Inc *	1,831	52
Aramark	260	10
Asbury Automotive Group Inc *	425	73
At Home Group Inc *	6,757	249
AutoNation Inc *	970	92
AutoZone Inc *	235	351
Bed Bath & Beyond Inc *	517	17
Best Buy Co Inc	14,318	1,646
Big Lots Inc	1,758	116
Blink Charging *	1,491	61

New Covenant Funds / Annual Report / June 30, 2021	15

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Bloomin’ Brands Inc *	2,259	$61
Booking Holdings Inc *	563	1,232
Boot Barn Holdings Inc *	1,181	99
BorgWarner Inc	321	16
Bright Horizons Family Solutions Inc *	76	11
Brinker International Inc *	1,180	73
Brunswick Corp/DE	839	84
Buckle Inc/The	1,885	94
Burlington Stores Inc *	482	155
Callaway Golf Co	2,383	80
Canoo *	5,091	51
Capri Holdings Ltd *	1,319	75
CarMax Inc *	1,086	140
Carnival Corp *	15,800	416
Carter’s Inc	471	49
Carvana Co, Cl A *	309	93
Cavco Industries Inc *	255	57
Cheesecake Factory Inc/The *	1,236	67
Chegg Inc *	176	15
Children’s Place Inc/The *	812	76
Chipotle Mexican Grill Inc, Cl A *	232	360
Choice Hotels International Inc	113	13
Columbia Sportswear Co	891	88
Cracker Barrel Old Country Store Inc	323	48
Dana Inc	2,660	63
Darden Restaurants Inc	705	103
Dave & Buster’s Entertainment Inc *	1,283	52
Deckers Outdoor Corp *	306	117
Denny’s Corp *	2,500	41
Designer Brands Inc, Cl A *	3,316	55
Dick’s Sporting Goods Inc	1,054	106
Dillard’s Inc, Cl A	726	131
Dollar General Corp	2,608	564
Dollar Tree Inc *	1,320	131
Domino’s Pizza Inc	309	144
Dorman Products Inc *	128	13
DR Horton Inc	1,973	178
eBay Inc	20,542	1,442
Etsy Inc *	1,162	239
Expedia Group Inc *	389	64
Fisker *	2,626	51
Five Below Inc *	410	79
Floor & Decor Holdings Inc, Cl A *	232	24
Foot Locker Inc	1,308	81
Ford Motor Co *	32,028	476
Fox Factory Holding Corp *	749	117
frontdoor Inc *	251	12
Gap Inc/The	11,382	383
General Motors Co *	13,058	773
Gentex Corp	440	15
Gentherm Inc *	184	13
Genuine Parts Co	109	14

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Goodyear Tire & Rubber Co/The *	989	$17
Graham Holdings Co, Cl B	78	49
Grand Canyon Education Inc *	121	11
Group 1 Automotive Inc	86	13
GrowGeneration *	2,599	125
Guess? Inc	2,341	62
H&R Block Inc	3,157	74
Hanesbrands Inc	13,319	249
Harley-Davidson Inc	306	14
Hasbro Inc	2,632	249
Helen of Troy Ltd *	57	13
Hilton Grand Vacations Inc *	3,016	125
Hilton Worldwide Holdings Inc *	3,186	384
Home Depot Inc/The	13,012	4,149
Hyatt Hotels Corp, Cl A *	135	10
Installed Building Products Inc	694	85
iRobot Corp *	1,013	95
Jack in the Box Inc	658	73
Johnson Outdoors Inc, Cl A	659	80
KB Home	4,733	193
Kohl’s Corp	1,859	102
Kontoor Brands Inc	1,282	72
L Brands Inc	638	46
La-Z-Boy Inc, Cl Z	1,597	59
LCI Industries	483	63
Lear Corp	6,486	1,137
Leggett & Platt Inc	222	11
Lennar Corp, Cl A	651	65
Lennar Corp, Cl B	728	59
LGI Homes Inc *	127	21
LKQ Corp *	317	16
Lowe’s Cos Inc	15,716	3,048
M/I Homes Inc *	198	12
Macy’s Inc *	4,042	77
Malibu Boats Inc, Cl A *	202	15
Marriott International Inc/MD, Cl A *	3,599	491
Marriott Vacations Worldwide Corp *	394	63
Mattel Inc *	14,805	298
McDonald’s Corp	11,361	2,624
Meritage Homes Corp *	794	75
Mohawk Industries Inc *	127	24
Monro Inc	626	40
Murphy USA Inc	422	56
National Vision Holdings Inc *	447	23
Newell Brands Inc	605	17
NIKE Inc, Cl B	17,693	2,733
Nordstrom Inc *	3,866	141
Norwegian Cruise Line Holdings Ltd *	14,956	440
NVR Inc *	13	65
Office Depot Inc *	283	14
Ollie’s Bargain Outlet Holdings Inc *	212	18
OneSpaWorld Holdings Ltd *	3,063	30

16	New Covenant Funds / Annual Report / June 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
O’Reilly Automotive Inc *	677	$383
Oxford Industries Inc	665	66
Papa John’s International Inc	806	84
Peloton Interactive Inc, Cl A *	3,058	379
Penske Automotive Group Inc	957	72
PetMed Express Inc	366	12
Planet Fitness Inc, Cl A *	3,228	243
Polaris Inc	966	132
PulteGroup Inc	5,125	280
PVH Corp *	108	12
Qurate Retail Inc	1,412	18
Ralph Lauren Corp, Cl A	690	81
RealReal Inc/The *	5,091	101
Rent-A-Center Inc/TX, Cl A	1,764	94
RH *	224	152
Ross Stores Inc	3,209	398
Royal Caribbean Cruises Ltd *	8,804	751
Sally Beauty Holdings Inc *	2,794	62
SeaWorld Entertainment Inc *	251	12
Service Corp International/US	250	13
Shake Shack Inc, Cl A *	157	17
Shutterstock Inc	205	20
Signet Jewelers Ltd	2,402	194
Six Flags Entertainment Corp *	248	11
Sleep Number Corp *	1,033	114
Stamps.com Inc *	630	126
Standard Motor Products Inc	943	41
Starbucks Corp	16,902	1,890
Steven Madden Ltd	1,178	52
Stitch Fix Inc, Cl A *	1,021	62
Strategic Education Inc	331	25
Stride Inc *	348	11
Tapestry Inc *	2,803	122
Target Corp	6,577	1,590
Taylor Morrison Home Corp, Cl A *	12,743	337
Tempur Sealy International Inc	2,272	89
Tenneco Inc, Cl A *	3,599	69
Terminix Global Holdings Inc *	303	14
Tesla Inc *	9,636	6,550
Texas Roadhouse Inc, Cl A	889	85
Thor Industries Inc	106	12
TJX Cos Inc/The	14,736	993
Toll Brothers Inc	2,246	130
TopBuild Corp *	476	94
Tractor Supply Co	2,377	442
Travel + Leisure	4,669	278
TRI Pointe Group Inc *	3,236	69
Ulta Beauty Inc *	279	96
Under Armour Inc, Cl C *	556	10
Urban Outfitters Inc *	417	17
Vail Resorts Inc	46	15
VF Corp	4,023	330

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Visteon Corp *	551	$67
Vroom *	3,337	140
Wayfair Inc, Cl A *	320	101
Wendy’s Co/The	11,419	267
Whirlpool Corp	638	139
Williams-Sonoma Inc	160	26
Wingstop Inc	582	92
Winnebago Industries Inc	191	13
Wolverine World Wide Inc	1,511	51
Workhorse Group Inc *	4,879	81
WW International Inc *	1,262	46
Wyndham Hotels & Resorts Inc	189	14
Yum China Holdings Inc	1,913	127
Yum! Brands Inc	8,356	961
Zumiez Inc *	1,593	78

		68,700

Consumer Staples — 5.0%
Andersons Inc/The	1,960	60
Archer-Daniels-Midland Co	4,581	278
B&G Foods Inc	862	28
Beyond Meat Inc *	166	26
BJ’s Wholesale Club Holdings Inc *	2,099	100
Bunge Ltd	1,596	125
Calavo Growers Inc	571	36
Campbell Soup Co	10,354	472
Casey’s General Stores Inc	65	13
Celsius Holdings *	2,688	204
Chefs’ Warehouse Inc/The *	1,366	43
Church & Dwight Co Inc	1,025	87
Clorox Co/The	2,716	489
Coca-Cola Co/The	51,576	2,791
Colgate-Palmolive Co	14,526	1,182
Conagra Brands Inc	14,479	527
Costco Wholesale Corp	5,088	2,013
Coty Inc, Cl A *	1,026	10
Edgewell Personal Care Co	310	14
Energizer Holdings Inc	231	10
Estee Lauder Cos Inc/The, Cl A	2,390	760
Flowers Foods Inc	9,872	239
Fresh Del Monte Produce Inc	1,442	47
General Mills Inc	13,887	846
Grocery Outlet Holding Corp *	263	9
Hain Celestial Group Inc/The *	461	18
Hershey Co/The	2,295	400
HF Foods Group Inc *	2,213	12
Hormel Foods Corp	4,797	229
Ingredion Inc	1,110	100
J M Smucker Co/The	6,494	841
Kellogg Co	6,713	432
Keurig Dr Pepper Inc	16,196	571
Kimberly-Clark Corp	6,484	867
Kraft Heinz Co/The	2,811	115

New Covenant Funds / Annual Report / June 30, 2021	17

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Kroger Co/The	17,094	$655
Lamb Weston Holdings Inc	594	48
Lancaster Colony Corp	319	62
McCormick & Co Inc/MD	5,832	515
Medifast Inc	71	20
Mondelez International Inc, Cl A	17,402	1,087
Monster Beverage Corp *	1,999	183
National Beverage Corp	344	16
NewAge *	16,448	37
PepsiCo Inc	27,799	4,119
Performance Food Group Co *	1,023	50
Pilgrim’s Pride Corp *	355	8
Post Holdings Inc *	108	12
PriceSmart Inc	179	16
Procter & Gamble Co/The	29,388	3,965
Sanderson Farms Inc	297	56
SpartanNash Co	1,252	24
Spectrum Brands Holdings Inc	183	15
Sprouts Farmers Market Inc *	623	15
Sysco Corp	17,657	1,373
TreeHouse Foods Inc *	237	10
Tyson Foods Inc, Cl A	859	63
US Foods Holding Corp *	2,211	85
Walgreens Boots Alliance Inc	8,946	471
Walmart Inc	16,737	2,360

		29,259

Energy — 2.6%
Altus Midstream, Cl A	815	55
Antero Midstream Corp	7,912	82
APA	7,933	172
Baker Hughes Co, Cl A	4,496	103
Cabot Oil & Gas Corp	3,306	58
Cactus Inc, Cl A	1,525	56
Callon Petroleum *	2,548	147
ChampionX Corp *	383	10
Cheniere Energy Inc *	1,265	110
Chevron Corp	22,705	2,378
Cimarex Energy Co	995	72
Clean Energy Fuels *	4,579	46
CNX Resources Corp *	6,091	83
ConocoPhillips	28,962	1,764
Continental Resources Inc/OK	337	13
Devon Energy Corp	1,847	54
Diamond S Shipping Inc *	3,276	33
Diamondback Energy Inc	133	12
Dril-Quip Inc *	1,072	36
EOG Resources Inc	4,528	378
EQT Corp *	2,732	61
Equitrans Midstream Corp	2,185	19
Exxon Mobil Corp	53,141	3,352
Frank’s International NV *	9,174	28
Gevo *	6,754	49

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Golar LNG Ltd *	3,888	$51
Halliburton Co	4,450	103
Helmerich & Payne Inc	1,494	49
Hess Corp	4,195	366
HollyFrontier Corp	3,119	103
International Seaways Inc	1,773	34
Kinder Morgan Inc	21,442	391
Kosmos Energy Ltd *	44,503	154
Magnolia Oil & Gas Corp, Cl A *	3,984	62
Marathon Oil Corp	5,472	75
Marathon Petroleum Corp	7,000	423
Murphy Oil Corp	449	11
Nabors Industries Ltd *	367	42
NOV *	482	7
Occidental Petroleum Corp	8,202	256
Oceaneering International Inc *	3,376	53
ONEOK Inc	3,505	195
Patterson-UTI Energy Inc	4,952	49
PBF Energy Inc, Cl A *	3,466	53
Phillips 66	5,367	461
Pioneer Natural Resources Co	2,260	367
Range Resources Corp *	2,413	40
RPC Inc *	10,482	52
Schlumberger NV Ltd	39,202	1,255
SM Energy	5,146	127
Southwestern Energy Co *	21,739	123
Targa Resources Corp	11,252	500
Tellurian *	11,904	55
Valero Energy Corp	4,715	368
Williams Cos Inc/The	11,002	292

		15,288

Financials — 11.6%
Affiliated Managers Group Inc	910	140
Aflac Inc	4,671	251
AGNC Investment Corp ‡	2,838	48
Alleghany Corp *	15	10
Allegiance Bancshares Inc	1,318	51
Allstate Corp/The	3,458	451
Ally Financial Inc	1,575	78
American Express Co	9,360	1,547
American Financial Group Inc/OH	449	56
American International Group Inc	6,981	332
American National Group Inc	421	63
Ameriprise Financial Inc	1,250	311
Ameris Bancorp	1,129	57
AMERISAFE Inc	743	44
Annaly Capital Management Inc ‡	8,922	79
Apollo Commercial Real Estate Finance Inc ‡	2,686	43
Arch Capital Group Ltd *	2,404	94
Argo Group International Holdings Ltd	750	39
ARMOUR Residential REIT Inc ‡	2,854	33
Arthur J Gallagher & Co	718	101

18	New Covenant Funds / Annual Report / June 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Artisan Partners Asset Management Inc, Cl A	1,589	$81
Assetmark Financial Holdings Inc *	1,796	45
Associated Banc-Corp	4,274	88
Assurant Inc	87	14
Assured Guaranty Ltd	994	47
Athene Holding Ltd, Cl A *	1,071	72
Atlantic Union Bankshares Corp	1,302	47
Axis Capital Holdings Ltd	825	40
Axos Financial Inc *	310	14
BancorpSouth Bank	1,525	43
Bank of America Corp	95,255	3,927
Bank of Hawaii Corp	1,051	88
Bank of Marin Bancorp	1,079	34
Bank of New York Mellon Corp/The	12,656	648
Bank of NT Butterfield & Son Ltd/The	1,324	47
Bank OZK	366	15
BankUnited Inc	2,418	103
Banner Corp	851	46
Berkshire Hathaway Inc, Cl B *	23,253	6,462
Berkshire Hills Bancorp Inc	1,501	41
BGC Partners Inc, Cl A	8,389	48
BlackRock Inc, Cl A	1,878	1,643
Blackstone Group	5,957	579
Blackstone Mortgage Trust Inc, Cl A ‡	1,347	43
BOK Financial Corp	568	49
Brighthouse Financial Inc *	268	12
Brown & Brown Inc	290	15
Bryn Mawr Bank Corp	1,221	51
Camden National Corp	1,097	52
Capital One Financial Corp	4,414	683
Capitol Federal Financial Inc	3,529	42
Capstead Mortgage Corp ‡	6,235	38
Cathay General Bancorp	1,291	51
Cboe Global Markets Inc	99	12
Central Pacific Financial Corp	1,651	43
Charles Schwab Corp/The	16,432	1,196
Chimera Investment Corp ‡	2,402	36
Chubb Ltd	6,169	980
Cincinnati Financial Corp	891	104
CIT Group Inc	1,060	55
Citigroup Inc	24,313	1,720
Citizens Financial Group Inc	2,381	109
City Holding Co	607	46
CME Group Inc, Cl A	4,726	1,005
CNA Financial Corp	253	11
Cohen & Steers Inc	764	63
Columbia Banking System Inc	1,223	47
Comerica Inc	1,232	88
Commerce Bancshares Inc/MO	1,562	116
Community Bank System Inc	710	54
ConnectOne Bancorp Inc	1,891	49

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Credit Acceptance Corp *	177	$80
Cullen/Frost Bankers Inc	850	95
CVB Financial Corp	2,268	47
Dime Community Bancshares	1,467	49
Discover Financial Services	13,698	1,620
Eagle Bancorp Inc	1,035	58
East West Bancorp Inc	1,710	123
eHealth Inc *	512	30
Ellington Financial Inc ‡	2,748	53
Enterprise Financial Services Corp	1,063	49
Equitable Holdings Inc	432	13
Erie Indemnity Co, Cl A	433	84
Essent Group Ltd	970	44
Evercore Inc, Cl A	659	93
Everest Re Group Ltd	179	45
FactSet Research Systems Inc	306	103
FB Financial Corp	1,250	47
Federal Agricultural Mortgage Corp, Cl C	597	59
Federated Hermes Inc, Cl B	1,492	51
Fidelity National Financial Inc	1,063	46
Fifth Third Bancorp	4,599	176
First American Financial Corp	814	51
First BanCorp/Puerto Rico	4,571	54
First Busey Corp	1,790	44
First Citizens BancShares Inc/NC, Cl A	94	78
First Commonwealth Financial Corp	3,365	47
First Financial Bancorp	1,921	45
First Financial Bankshares Inc	1,378	68
First Hawaiian Inc	3,126	89
First Horizon National Corp	6,041	104
First Merchants Corp	1,182	49
First Midwest Bancorp Inc/IL	2,129	42
First Republic Bank/CA	831	156
FirstCash Inc	612	47
FNB Corp/PA	3,907	48
Franklin Resources Inc	6,856	219
Fulton Financial Corp	2,789	44
Genworth Financial Inc, Cl A *	10,439	41
German American Bancorp Inc	1,414	53
Globe Life Inc	108	10
Goldman Sachs Group Inc/The	3,960	1,503
Goosehead Insurance Inc, Cl A	215	27
Great Western Bancorp Inc	1,390	46
Hancock Whitney Corp	1,142	51
Hannon Armstrong Sustainable Infrastructure Capital Inc	20,833	1,170
Hanover Insurance Group Inc/The	124	17
HarborOne Bancorp Inc	4,621	66
Hartford Financial Services Group Inc/The	1,006	62
Heartland Financial USA Inc	1,003	47
Heritage Financial Corp/WA	1,744	44
Home BancShares Inc/AR	2,523	62

New Covenant Funds / Annual Report / June 30, 2021	19

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
HomeStreet Inc	309	$13
Hope Bancorp Inc	3,233	46
Horace Mann Educators Corp	1,125	42
Houlihan Lokey Inc, Cl A	192	16
Huntington Bancshares Inc/OH	9,540	136
Independent Bank Corp	580	44
Independent Bank Group Inc	846	63
Intercontinental Exchange Inc	6,879	817
International Bancshares Corp	1,137	49
Invesco Ltd	18,276	488
Invesco Mortgage Capital Inc ‡	3,234	13
Investors Bancorp Inc	4,061	58
James River Group Holdings Ltd	1,180	44
Jefferies Financial Group Inc	2,313	79
JPMorgan Chase & Co	38,844	6,042
KeyCorp	12,904	266
Kinsale Capital Group Inc	73	12
KKR & Co Inc	2,471	146
KKR Real Estate Finance Trust Inc ‡	2,440	53
Lakeland Bancorp Inc	2,890	50
Lazard Ltd, Cl A (A)	2,316	105
Lemonade *	1,665	182
LendingTree Inc *	175	37
Lincoln National Corp	3,621	228
Loews Corp	222	12
LPL Financial Holdings Inc	1,036	140
M&T Bank Corp	929	135
Markel Corp *	48	57
MarketAxess Holdings Inc	144	67
Marsh & McLennan Cos Inc	16,703	2,350
Mercury General Corp	233	15
Meta Financial Group Inc	266	13
MetLife Inc	6,576	394
MFA Financial Inc ‡	6,337	29
MGIC Investment Corp	3,455	47
Moelis & Co, Cl A	1,564	89
Moody’s Corp	1,782	646
Morgan Stanley	33,771	3,096
Morningstar Inc	67	17
Mr Cooper Group Inc *	3,903	129
MSCI Inc, Cl A	559	298
Nasdaq Inc	2,378	418
NBT Bancorp Inc	1,213	44
Nelnet Inc, Cl A	793	60
New Residential Investment Corp ‡	14,139	150
New York Community Bancorp Inc	951	10
New York Mortgage Trust Inc ‡	7,776	35
NMI Holdings Inc, Cl A *	1,470	33
Northern Trust Corp	7,549	873
Northfield Bancorp Inc	2,868	47
OFG Bancorp	2,119	47
Old National Bancorp/IN	2,680	47

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Old Republic International Corp	2,203	$55
OneMain Holdings Inc, Cl A	258	15
Pacific Premier Bancorp Inc	3,188	135
PacWest Bancorp	1,283	53
Palomar Holdings Inc, Cl A *	145	11
PennyMac Mortgage Investment Trust ‡	2,215	47
People’s United Financial Inc	5,001	86
Pinnacle Financial Partners Inc	1,489	131
PNC Financial Services Group Inc/The	5,690	1,085
PRA Group Inc *	1,320	51
Preferred Bank/Los Angeles CA	845	53
Principal Financial Group Inc	662	42
ProAssurance Corp	1,351	31
PROG Holdings Inc	832	40
Progressive Corp/The	6,981	686
ProSight Global Inc *	2,999	38
Prosperity Bancshares Inc	1,192	86
Provident Financial Services Inc	1,988	45
Prudential Financial Inc	16,015	1,641
Radian Group Inc	1,924	43
Raymond James Financial Inc	980	127
Redwood Trust Inc ‡	2,992	36
Regions Financial Corp	72,286	1,459
Reinsurance Group of America Inc, Cl A	578	66
Renasant Corp	1,366	55
RLI Corp	545	57
S&P Global Inc	6,838	2,807
S&T Bancorp Inc	1,247	39
Sandy Spring Bancorp Inc	1,350	60
Santander Consumer USA Holdings Inc	476	17
Seacoast Banking Corp of Florida	1,616	55
Selective Insurance Group Inc	739	60
ServisFirst Bancshares Inc	1,306	89
Signature Bank/New York NY	676	166
Silvergate Capital, Cl A *	716	81
Simmons First National Corp, Cl A	1,836	54
SLM Corp	8,316	174
South State Corp	216	18
Starwood Property Trust Inc ‡	2,000	52
State Street Corp	9,970	820
Sterling Bancorp/DE	2,321	58
Stifel Financial Corp	245	16
SVB Financial Group *	346	193
Synchrony Financial	4,720	229
Synovus Financial Corp	1,267	56
T Rowe Price Group Inc	2,711	537
Texas Capital Bancshares Inc *	822	52
TFS Financial Corp	573	12
TPG RE Finance Trust Inc ‡	2,439	33
Travelers Cos Inc/The	2,743	411
TriCo Bancshares	1,219	52
TriState Capital Holdings Inc *	1,917	39

20	New Covenant Funds / Annual Report / June 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Triumph Bancorp Inc *	1,296	$96
Truist Financial Corp	14,236	790
Trustmark Corp	1,410	43
Two Harbors Investment Corp ‡	6,390	48
UMB Financial Corp	715	67
Umpqua Holdings Corp	2,753	51
Univest Financial Corp	1,820	48
Unum Group	1,638	47
US Bancorp	14,131	805
Valley National Bancorp	4,269	57
Veritex Holdings Inc	1,729	61
Virtu Financial Inc, Cl A	3,026	84
W R Berkley Corp	165	12
Walker & Dunlop Inc	749	78
Washington Trust Bancorp Inc	924	47
Webster Financial Corp	934	50
Wells Fargo & Co	47,265	2,141
Westamerica BanCorp	731	42
Western Alliance Bancorp	1,801	167
Wintrust Financial Corp	708	54
Zions Bancorp NA	1,771	94

		67,682

Health Care — 13.0%
Abbott Laboratories	33,284	3,859
AbbVie Inc	25,124	2,830
ABIOMED Inc *	332	104
Acadia Healthcare Co Inc *	220	14
Acceleron Pharma Inc *	123	15
Accolade *	956	52
AdaptHealth, Cl A *	2,632	72
Adaptive Biotechnologies Corp *	1,704	70
Adverum Biotechnologies Inc *	4,537	16
Aerie Pharmaceuticals Inc *	2,282	37
Agilent Technologies Inc	7,874	1,164
Agios Pharmaceuticals Inc *	1,062	59
Akebia Therapeutics Inc *	1,063	4
Alector Inc *	2,628	55
Alexion Pharmaceuticals Inc *	1,593	293
Align Technology Inc *	691	422
Allakos Inc *	378	32
Allogene Therapeutics Inc *	1,838	48
Alnylam Pharmaceuticals Inc *	1,202	204
Amedisys Inc *	56	14
American Well, Cl A *	10,093	127
AmerisourceBergen Corp, Cl A	266	30
Amgen Inc	9,045	2,205
Amicus Therapeutics Inc *	5,193	50
AMN Healthcare Services Inc *	832	81
Anika Therapeutics Inc *	920	40
Anthem Inc	2,728	1,042
Apellis Pharmaceuticals Inc *	246	16
Apollo Medical Holdings Inc *	2,730	171

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Applied Molecular Transport *	2,130	$97
Arcturus Therapeutics Holdings *	483	16
Arcus Biosciences Inc *	2,371	65
Arena Pharmaceuticals Inc *	1,077	73
Arrowhead Pharmaceuticals Inc *	251	21
Arvinas Inc *	1,298	100
Atara Biotherapeutics Inc *	3,254	51
Atrion Corp	71	44
Avanos Medical Inc *	301	11
Avantor Inc *	494	18
Axonics Inc *	351	22
Axsome Therapeutics Inc *	618	42
Baxter International Inc	12,373	996
Becton Dickinson and Co	4,437	1,079
BioCryst Pharmaceuticals Inc *	5,296	84
BioDelivery Sciences International Inc *	7,746	28
Biogen Inc *	2,874	995
Biohaven Pharmaceutical Holding Co Ltd *	941	91
BioMarin Pharmaceutical Inc *	1,042	87
Bionano Genomics *	6,993	51
Bio-Rad Laboratories Inc, Cl A *	32	21
Bio-Techne Corp	53	24
Bluebird Bio Inc *	645	21
Boston Scientific Corp *	16,399	701
Bridgebio Pharma Inc *	241	15
Bristol-Myers Squibb Co	38,732	2,588
Brookdale Senior Living Inc *	7,397	58
Bruker Corp	233	18
Cara Therapeutics Inc *	2,942	42
Cardinal Health Inc	2,213	126
CareDx *	6,310	577
Cassava Sciences *	614	52
Castle Biosciences *	730	54
Catalent Inc *	949	103
Catalyst Pharmaceuticals Inc *	11,416	66
Centene Corp *	4,805	350
Cerner Corp	16,243	1,270
Change Healthcare Inc *	3,522	81
Charles River Laboratories International Inc *	77	28
Chemed Corp	114	54
ChemoCentryx Inc *	2,278	30
Cigna Corp	4,819	1,142
Constellation Pharmaceuticals Inc *	1,060	36
Cooper Cos Inc/The	236	94
Corcept Therapeutics Inc *	3,878	85
CorVel Corp *	125	17
Covetrus Inc *	1,045	28
Crinetics Pharmaceuticals Inc *	2,310	44
CryoPort *	871	55
Cue Biopharma Inc *	2,087	24
CVS Health Corp	28,143	2,348

New Covenant Funds / Annual Report / June 30, 2021	21

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Cytokinetics Inc *	7,134	$141
Danaher Corp	7,421	1,991
DaVita Inc *	160	19
Deciphera Pharmaceuticals Inc *	716	26
Denali Therapeutics Inc *	2,631	206
DENTSPLY SIRONA Inc	3,113	197
DexCom Inc *	847	362
Dicerna Pharmaceuticals Inc *	1,898	71
Dynavax Technologies Corp *	8,733	86
Editas Medicine Inc, Cl A *	1,596	90
Edwards Lifesciences Corp *	8,484	879
Elanco Animal Health Inc *	398	14
Eli Lilly and Co	11,942	2,741
Emergent BioSolutions Inc *	950	60
Enanta Pharmaceuticals Inc *	785	35
Encompass Health Corp	164	13
Envista Holdings Corp *	317	14
Epizyme Inc *	2,749	23
Esperion Therapeutics Inc *	962	20
Exact Sciences Corp *	930	116
Exelixis Inc *	4,344	79
Fate Therapeutics Inc *	3,277	284
FibroGen Inc *	1,053	28
Flexion Therapeutics Inc *	2,711	22
Fulgent Genetics *	853	79
G1 Therapeutics Inc *	1,715	38
Gilead Sciences Inc	18,126	1,248
Glaukos Corp *	167	14
Global Blood Therapeutics Inc *	643	22
Globus Medical Inc, Cl A *	851	66
Gossamer Bio Inc *	3,279	27
Halozyme Therapeutics Inc *	2,641	120
Hanger Inc *	1,891	48
Harpoon Therapeutics Inc *	720	10
HCA Healthcare Inc	2,314	478
Health Catalyst Inc *	1,594	88
HealthEquity Inc *	673	54
Henry Schein Inc *	2,612	194
Heron Therapeutics Inc *	1,977	31
Heska Corp *	69	16
Hill-Rom Holdings Inc	825	94
Hologic Inc *	927	62
Humana Inc	1,127	499
ICU Medical Inc *	62	13
IDEXX Laboratories Inc *	707	446
IGM Biosciences *	1,084	90
Illumina Inc *	3,200	1,514
Inari Medical *	1,029	96
Incyte Corp *	1,063	89
Innoviva Inc *	3,557	48
Inogen Inc *	706	46
Inovalon Holdings Inc, Cl A *	464	16

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Inovio Pharmaceuticals Inc *	2,095	$19
Insmed Inc *	2,129	61
Inspire Medical Systems Inc *	110	21
Insulet Corp *	65	18
Integer Holdings Corp *	625	59
Integra LifeSciences Holdings Corp *	188	13
Intellia Therapeutics *	1,231	199
Intercept Pharmaceuticals Inc *	417	8
Intra-Cellular Therapies Inc *	3,894	159
Intuitive Surgical Inc *	1,403	1,290
Invitae Corp *	330	11
Ionis Pharmaceuticals Inc *	782	31
Iovance Biotherapeutics Inc *	8,304	216
IQVIA Holdings Inc *	1,378	334
iRhythm Technologies *	210	14
Ironwood Pharmaceuticals Inc, Cl A *	3,844	49
Johnson & Johnson	32,376	5,334
Kadmon Holdings *	12,254	47
Kala Pharmaceuticals Inc *	7,142	38
Karuna Therapeutics Inc *	717	82
Karyopharm Therapeutics Inc *	2,929	30
Kiniksa Pharmaceuticals Ltd, Cl A *	4,016	56
Kodiak Sciences Inc *	1,218	113
Krystal Biotech Inc *	823	56
Kura Oncology Inc *	3,438	72
Laboratory Corp of America Holdings *	515	142
Lantheus Holdings Inc *	2,408	67
LHC Group Inc *	57	11
Ligand Pharmaceuticals Inc *	462	61
Luminex Corp	458	17
MacroGenics Inc *	1,782	48
Madrigal Pharmaceuticals Inc *	531	52
McKesson Corp	655	125
MEDNAX Inc *	417	13
Merck & Co Inc	39,446	3,068
Meridian Bioscience Inc *	5,130	114
Mettler-Toledo International Inc *	1,346	1,865
Mirati Therapeutics Inc *	429	69
Moderna Inc *	4,368	1,026
Myriad Genetics Inc *	1,860	57
Natera Inc *	229	26
National Research Corp	779	36
Natus Medical Inc *	1,614	42
Nektar Therapeutics, Cl A *	2,328	40
Neogen Corp *	300	14
Neurocrine Biosciences Inc *	1,089	106
Nevro Corp *	83	14
NextGen Healthcare Inc *	3,392	56
Novavax Inc *	816	173
Novocure *	224	50
Ontrak *	751	24
Option Care Health Inc *	648	14

22	New Covenant Funds / Annual Report / June 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
OraSure Technologies Inc *	6,042	$61
Organon *	3,944	119
Pennant Group Inc/The *	1,609	66
Penumbra Inc *	72	20
PerkinElmer Inc	120	19
Pfizer Inc	74,942	2,935
Phreesia Inc *	361	22
PRA Health Sciences Inc *	108	18
Premier Inc, Cl A	2,266	79
PTC Therapeutics Inc *	1,021	43
Puma Biotechnology Inc *	5,574	51
QIAGEN NV *	2,338	113
Quest Diagnostics Inc	865	114
Regeneron Pharmaceuticals Inc *	1,105	617
Repligen Corp *	553	110
ResMed Inc	2,930	722
Revance Therapeutics Inc *	3,056	91
Rhythm Pharmaceuticals Inc *	687	13
Rocket Pharmaceuticals *	932	41
Rubius Therapeutics Inc *	3,679	90
Sage Therapeutics Inc *	516	29
Sangamo Therapeutics Inc *	1,002	12
Sarepta Therapeutics Inc *	87	7
Scholar Rock Holding Corp *	2,520	73
Seagen Inc *	750	118
Senseonics Holdings *	13,850	53
Shockwave Medical Inc *	2,006	381
Simulations Plus Inc	1,477	81
Sorrento Therapeutics Inc *	12,406	120
STAAR Surgical Co *	193	29
Stryker Corp	3,556	924
Supernus Pharmaceuticals Inc *	2,174	67
Surmodics Inc *	1,169	63
Syros Pharmaceuticals Inc *	1,610	9
Tactile Systems Technology Inc *	728	38
Tandem Diabetes Care Inc *	144	14
Teladoc Health Inc *	399	66
Teleflex Inc	742	298
TG Therapeutics Inc *	4,916	191
Theravance Biopharma Inc *	2,200	32
Thermo Fisher Scientific Inc	5,343	2,695
Translate Bio Inc *	2,224	61
Travere Therapeutics *	3,434	50
Turning Point Therapeutics Inc *	828	65
Twist Bioscience Corp *	606	81
Ultragenyx Pharmaceutical Inc *	1,143	109
United Therapeutics Corp *	559	100
UnitedHealth Group Inc	11,468	4,592
Universal Health Services Inc, Cl B	80	12
UroGen Pharma Ltd *	1,543	24
US Physical Therapy Inc	428	50
Varex Imaging Corp *	1,631	44

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
VBI Vaccines Inc *	14,663	$49
Veeva Systems Inc, Cl A *	1,157	360
Vertex Pharmaceuticals Inc *	3,305	666
Viatris Inc, Cl W *	1,277	18
Viking Therapeutics Inc *	6,150	37
Waters Corp *	395	136
West Pharmaceutical Services Inc	1,875	673
Zentalis Pharmaceuticals *	2,422	129
Zimmer Biomet Holdings Inc	3,501	563
Zoetis Inc, Cl A	6,022	1,122
Zogenix Inc *	947	16

		75,573

Industrials — 8.1%
3M Co	10,841	2,153
A O Smith Corp	1,708	123
AAON Inc	192	12
AAR Corp	1,101	43
ABM Industries Inc	1,349	60
ACCO Brands Corp	5,214	45
Acuity Brands Inc	84	16
ADT Inc	6,039	65
AECOM *	6,633	420
AGCO Corp	149	19
Air Lease Corp, Cl A	1,053	44
Alamo Group Inc	86	13
Alaska Air Group Inc *	9,238	557
Allison Transmission Holdings Inc	1,870	74
Altra Industrial Motion Corp	260	17
AMERCO	28	17
American Airlines Group Inc *	405	9
American Woodmark Corp *	461	38
AMETEK Inc	1,369	183
Apogee Enterprises Inc	1,229	50
Applied Industrial Technologies Inc	745	68
ArcBest Corp	336	20
Arcosa Inc	1,128	66
Argan Inc	1,315	63
Armstrong World Industries Inc	161	17
ASGN Inc *	146	14
Astec Industries Inc	204	13
Avis Budget Group Inc *	2,276	177
Axon Enterprise Inc *	2,268	401
AZZ Inc	1,071	55
Barnes Group Inc	807	41
Bloom Energy Corp, Cl A *	4,597	124
Booz Allen Hamilton Holding Corp, Cl A	677	58
Brady Corp, Cl A	873	49
Brink’s Co/The	540	41
Carlisle Cos Inc	311	60
Carrier Global Corp	6,184	301
CBIZ Inc *	1,805	59
CH Robinson Worldwide Inc	148	14

New Covenant Funds / Annual Report / June 30, 2021	23

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Chart Industries Inc *	142	$21
Cintas Corp	1,907	728
CIRCOR International Inc *	1,110	36
Clean Harbors Inc *	137	13
Colfax Corp *	1,455	67
Comfort Systems USA Inc	988	78
Construction Partners Inc, Cl A *	391	12
Copa Holdings SA, Cl A *	469	35
Copart Inc *	1,284	169
CoStar Group Inc *	3,260	270
Covanta Holding Corp	3,388	60
Crane Co	135	12
CSW Industrials Inc	116	14
CSX Corp	29,082	933
Cummins Inc	3,179	775
Curtiss-Wright Corp	1,789	212
Deere & Co	4,735	1,670
Delta Air Lines Inc *	35,179	1,522
Deluxe Corp	981	47
Donaldson Co Inc	202	13
Dover Corp	103	16
Dycom Industries Inc *	1,064	79
EMCOR Group Inc	565	70
Emerson Electric Co	6,592	634
EnerSys	664	65
EnPro Industries Inc	738	72
Equifax Inc	535	128
ESCO Technologies Inc	568	53
Expeditors International of Washington Inc	1,163	147
Exponent Inc	135	12
Fastenal Co	3,078	160
Federal Signal Corp	1,560	63
FedEx Corp	3,239	966
Flowserve Corp	239	10
Fluor Corp *	4,373	77
Forrester Research Inc *	1,169	54
Fortune Brands Home & Security Inc	174	17
Forward Air Corp	144	13
Franklin Electric Co Inc	180	15
FTI Consulting Inc *	443	61
FuelCell Energy *	8,509	76
Generac Holdings Inc *	89	37
General Electric Co	94,915	1,278
Gibraltar Industries Inc *	164	13
Graco Inc	223	17
GrafTech International Ltd	954	11
Granite Construction Inc	1,780	74
Great Lakes Dredge & Dock Corp *	4,289	63
Greenbrier Cos Inc/The	1,583	69
Hawaiian Holdings Inc *	1,619	39
Healthcare Services Group Inc	422	13
HEICO Corp	4,351	607

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
HEICO Corp, Cl A	3,200	$397
Helios Technologies Inc	1,091	85
Herc Holdings Inc *	1,012	113
Herman Miller Inc	1,053	50
Hexcel Corp *	4,105	256
Hillenbrand Inc	300	13
HNI Corp	1,268	56
Honeywell International Inc	10,659	2,338
Howmet Aerospace Inc *	7,379	254
Hubbell Inc, Cl B	78	15
Hyliion Holdings *	4,149	48
IAA Inc *	253	14
ICF International Inc	545	48
IDEX Corp	68	15
IHS Markit Ltd	3,273	369
Illinois Tool Works Inc	10,063	2,250
Ingersoll Rand Inc *	355	17
Insperity Inc	592	54
Interface Inc, Cl A	2,949	45
ITT Inc	1,404	129
Jacobs Engineering Group Inc	1,091	146
JB Hunt Transport Services Inc	437	71
JetBlue Airways Corp *	837	14
John Bean Technologies Corp	439	63
Kadant Inc	475	84
Kaman Corp	743	37
Kansas City Southern	1,741	493
KAR Auction Services Inc *	2,303	40
KBR Inc	1,640	63
Kelly Services Inc, Cl A *	2,214	53
Kennametal Inc	1,343	48
Kforce Inc	444	28
Kirby Corp *	1,032	63
Knight-Swift Transportation Holdings Inc, Cl A	1,357	62
Knoll Inc	1,853	48
Korn Ferry	1,193	87
Landstar System Inc	83	13
Lennox International Inc	44	15
Lincoln Electric Holdings Inc	1,027	135
Lindsay Corp	91	15
Lyft Inc, Cl A *	240	15
Macquarie Infrastructure Corp	266	10
ManpowerGroup Inc	3,586	426
Marten Transport Ltd	3,469	57
Masco Corp	6,315	372
Matson Inc	1,273	81
Maxar Technologies Inc	8,785	351
McGrath RentCorp	666	54
Mercury Systems Inc *	4,897	325
Meritor Inc *	2,088	49
Middleby Corp/The *	103	18

24	New Covenant Funds / Annual Report / June 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Moog Inc, Cl A	3,238	$272
MRC Global Inc *	3,597	34
MSA Safety Inc	392	65
MSC Industrial Direct Co Inc, Cl A	1,115	100
Nordson Corp	600	132
Norfolk Southern Corp	2,628	698
NOW Inc *	4,359	41
NV5 Global Inc *	202	19
Old Dominion Freight Line Inc	400	102
Omega Flex Inc	70	10
Oshkosh Corp	2,762	344
Otis Worldwide Corp	2,457	201
Owens Corning	4,958	485
PACCAR Inc	1,403	125
PAE *	5,932	53
Parker-Hannifin Corp	1,231	378
Parsons Corp *	1,198	47
Pitney Bowes Inc	11,792	103
Plug Power Inc *	4,368	149
Proto Labs Inc *	91	8
Quanta Services Inc	2,291	207
Raven Industries Inc	1,437	83
RBC Bearings Inc *	320	64
Regal Beloit Corp	1,068	143
Republic Services Inc, Cl A	196	22
Resideo Technologies Inc *	448	13
Robert Half International Inc	806	72
Rockwell Automation Inc	1,620	463
Rollins Inc	3,532	121
Roper Technologies Inc	745	350
Ryder System Inc	1,425	106
Saia Inc *	96	20
Schneider National Inc, Cl B	521	11
Shoals Technologies Group, Cl A *	3,675	130
Shyft Group Inc/The	429	16
Simpson Manufacturing Co Inc	643	71
Snap-on Inc	318	71
Southwest Airlines Co *	3,222	171
SP Plus Corp *	1,169	36
Spirit AeroSystems Holdings Inc, Cl A	9,098	429
Spirit Airlines Inc *	1,221	37
SPX Corp *	999	61
SPX FLOW Inc	203	13
Stanley Black & Decker Inc	1,349	277
Steelcase Inc, Cl A	2,620	40
Stericycle Inc *	179	13
Sunrun Inc *	1,979	110
Teledyne Technologies Inc *	997	418
Tennant Co	639	51
Terex Corp	341	16
Tetra Tech Inc	564	69
Timken Co/The	204	16

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Toro Co/The	1,175	$129
TPI Composites Inc *	472	23
TransDigm Group Inc *	1,492	966
TransUnion	135	15
Trex Co Inc *	1,134	116
TriMas Corp *	1,583	48
Trinity Industries Inc	511	14
Triumph Group Inc *	1,853	39
TrueBlue Inc *	2,106	59
Uber Technologies Inc *	15,289	766
UFP Industries Inc	196	15
UniFirst Corp/MA	235	55
Union Pacific Corp	11,000	2,419
United Airlines Holdings Inc *	289	15
United Parcel Service Inc, Cl B	8,467	1,761
United Rentals Inc *	1,692	540
Univar Solutions Inc *	476	12
US Ecology Inc *	900	34
Valmont Industries Inc	76	18
Verisk Analytics Inc, Cl A	1,729	302
Virgin Galactic Holdings Inc *	6,746	310
Wabash National Corp	3,217	51
Waste Management Inc	6,467	906
Watsco Inc	52	15
Watts Water Technologies Inc, Cl A	507	74
Welbilt Inc *	3,137	73
WESCO International Inc *	3,661	376
Westinghouse Air Brake Technologies Corp	465	38
WillScot Mobile Mini Holdings Corp, Cl A *	590	16
Woodward Inc	139	17
WW Grainger Inc	3,615	1,583
XPO Logistics Inc *	1,396	195
Xylem Inc/NY	14,223	1,706

		46,989

Information Technology — 26.2%
8x8 Inc *	2,725	76
ACI Worldwide Inc *	1,373	51
Adobe Inc *	8,841	5,178
ADTRAN Inc	979	20
Advanced Energy Industries Inc	725	82
Advanced Micro Devices Inc *	14,318	1,345
Agilysys Inc *	323	18
Akamai Technologies Inc *	7,949	927
Akoustis Technologies Inc *	2,669	29
Alarm.com Holdings Inc *	1,192	101
Alliance Data Systems Corp	1,335	139
Altair Engineering Inc, Cl A *	269	19
Alteryx Inc, Cl A *	635	55
Ambarella Inc *	160	17
Amdocs Ltd	3,632	281
Amkor Technology Inc	3,864	91
Amphenol Corp, Cl A	4,680	320

New Covenant Funds / Annual Report / June 30, 2021	25

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Analog Devices Inc	3,271	$563
Anaplan Inc *	217	12
ANSYS Inc *	683	237
Appian Corp, Cl A *	1,246	172
Apple Inc	202,417	27,723
Applied Materials Inc	10,761	1,532
Arista Networks Inc *	768	278
Arrow Electronics Inc *	2,550	290
Aspen Technology Inc *	413	57
Autodesk Inc *	3,559	1,039
Automatic Data Processing Inc	12,646	2,512
Avaya Holdings Corp *	4,140	111
Avnet Inc	325	13
Axcelis Technologies Inc *	2,104	85
Badger Meter Inc	775	76
Belden Inc	900	46
Benchmark Electronics Inc	1,447	41
Bill.com Holdings Inc *	1,644	301
Black Knight Inc *	1,569	122
Blackbaud Inc *	629	48
Blackline Inc *	185	21
Bottomline Technologies DE Inc *	943	35
Box Inc, Cl A *	539	14
Broadcom Inc	5,126	2,444
Broadridge Financial Solutions Inc	720	116
Brooks Automation Inc	207	20
Cadence Design Systems Inc *	2,046	280
Cass Information Systems Inc	865	35
CDK Global Inc	1,636	81
CDW Corp/DE	806	141
Cerence Inc *	493	53
Ceridian HCM Holding Inc *	792	76
Ciena Corp *	1,223	70
Cirrus Logic Inc *	640	54
Cisco Systems Inc	64,863	3,438
Citrix Systems Inc	100	12
Cloudera Inc *	4,481	71
Cloudflare, Cl A *	1,190	126
CMC Materials	373	56
Cognex Corp	203	17
Cognizant Technology Solutions Corp, Cl A	8,315	576
Coherent Inc *	626	165
Cohu Inc *	2,351	87
CommScope Holding Co Inc *	7,086	151
CommVault Systems Inc *	219	17
Concentrix *	387	62
Cornerstone OnDemand Inc *	862	44
Corning Inc	6,104	250
Coupa Software Inc *	970	254
Cree Inc *	248	24
Crowdstrike Holdings Inc, Cl A *	1,523	383
CSG Systems International Inc	965	46

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
CTS Corp	1,735	$64
Datadog Inc, Cl A *	460	48
Dell Technologies Inc, Cl C *	4,108	409
Diebold Nixdorf Inc *	4,695	60
Digital Turbine Inc *	5,493	418
DocuSign Inc, Cl A *	1,618	452
Dolby Laboratories Inc, Cl A	731	72
Domo Inc, Cl B *	297	24
Dropbox Inc, Cl A *	2,914	88
DXC Technology Co *	5,395	210
Dynatrace Inc *	465	27
Ebix Inc	299	10
EchoStar Corp, Cl A *	1,124	27
Elastic NV *	183	27
Enphase Energy Inc *	2,963	544
Entegris Inc	980	121
Envestnet Inc *	717	54
EPAM Systems Inc *	1,434	733
Euronet Worldwide Inc *	74	10
Everbridge Inc *	1,814	247
EVERTEC Inc	1,569	68
ExlService Holdings Inc *	136	14
Extreme Networks Inc *	6,878	77
F5 Networks Inc *	578	108
Fair Isaac Corp *	299	150
Fastly Inc, Cl A *	905	54
Fidelity National Information Services Inc	7,874	1,116
FireEye Inc *	5,502	111
First Solar Inc *	3,538	320
Fiserv Inc *	5,664	605
Five9 Inc *	93	17
FleetCor Technologies Inc *	277	71
FormFactor Inc *	353	13
Fortinet Inc *	742	177
Genpact Ltd	6,870	312
Global Payments Inc	2,965	556
Globant SA *	271	59
GoDaddy Inc, Cl A *	1,102	96
Guidewire Software Inc *	109	12
Hackett Group Inc/The	3,129	56
HubSpot Inc *	322	188
Ichor Holdings Ltd *	1,480	80
II-VI Inc *	224	16
Infinera Corp *	6,579	67
Inseego Corp *	7,132	72
Insight Enterprises Inc *	132	13
Intel Corp	53,557	3,007
Intelligent Systems Corp *	1,128	35
InterDigital Inc	917	67
International Business Machines Corp	13,123	1,924
Intuit Inc	3,714	1,820
IPG Photonics Corp *	558	118

26	New Covenant Funds / Annual Report / June 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Itron Inc *	588	$59
J2 Global Inc *	540	74
Jabil Inc	6,948	404
Jack Henry & Associates Inc	636	104
Juniper Networks Inc	7,826	214
Keysight Technologies Inc *	11,370	1,756
KLA Corp	1,904	617
Knowles Corp *	2,314	46
Lam Research Corp	3,493	2,273
Lattice Semiconductor Corp *	369	21
Littelfuse Inc	60	15
Lumentum Holdings Inc *	660	54
Manhattan Associates Inc *	1,278	185
Marathon Digital Holdings *	3,468	109
Marvell Technology	5,794	338
Mastercard Inc, Cl A	12,929	4,720
Maxim Integrated Products Inc	3,740	394
MAXIMUS Inc	682	60
Medallia Inc *	1,562	53
Microchip Technology Inc	1,611	241
Micron Technology Inc *	12,229	1,039
Microsoft Corp	103,072	27,922
MicroStrategy Inc, Cl A *	69	46
MicroVision *	2,858	48
MKS Instruments Inc	103	18
MongoDB Inc, Cl A *	574	208
Monolithic Power Systems Inc	64	24
National Instruments Corp	2,353	99
NCR Corp *	334	15
NetApp Inc	2,936	240
NetScout Systems Inc *	2,073	59
New Relic Inc *	749	50
NortonLifeLock Inc	13,065	356
Novanta Inc *	98	13
Nuance Communications Inc *	2,832	154
Nutanix Inc, Cl A *	359	14
NVIDIA Corp	9,746	7,798
NXP Semiconductors NV	2,171	447
Okta Inc, Cl A *	812	199
ON Semiconductor Corp *	9,649	369
Oracle Corp	26,291	2,047
OSI Systems Inc *	497	51
PagerDuty Inc *	1,821	78
Palantir Technologies, Cl A *	10,285	271
Palo Alto Networks Inc *	675	250
Paychex Inc	2,612	280
Paycom Software Inc *	194	71
Paylocity Holding Corp *	417	80
PayPal Holdings Inc *	18,658	5,438
Pegasystems Inc	150	21
Perficient Inc *	1,142	92
Photronics Inc *	3,197	42

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Plantronics Inc *	1,930	$81
Plexus Corp *	633	58
Power Integrations Inc	196	16
Priority Technology Holdings *	10,659	81
Progress Software Corp	1,206	56
Proofpoint Inc *	98	17
PROS Holdings Inc *	818	37
PTC Inc *	677	96
Pure Storage Inc, Cl A *	685	13
Qorvo Inc *	100	20
QUALCOMM Inc	17,833	2,549
Qualys Inc *	591	60
Rambus Inc *	3,633	86
Rapid7 Inc *	892	84
RingCentral Inc, Cl A *	699	203
Riot Blockchain *	3,379	127
Rogers Corp *	392	79
Sabre Corp *	506	6
salesforce.com Inc *	17,125	4,183
Sanmina Corp *	1,459	57
ScanSource Inc *	1,292	36
Semtech Corp *	1,000	69
ServiceNow Inc *	2,243	1,233
Silicon Laboratories Inc *	437	67
Skyworks Solutions Inc	747	143
Smartsheet Inc, Cl A *	266	19
Snowflake, Cl A *	411	99
SolarWinds Corp *	634	11
Splunk Inc *	1,357	196
Sprout Social, Cl A *	832	74
SPS Commerce Inc *	152	15
Square Inc, Cl A *	4,127	1,006
Switch Inc, Cl A	779	16
Synaptics Inc *	142	22
SYNNEX Corp	387	47
Synopsys Inc *	1,083	299
Teradata Corp *	4,437	222
Teradyne Inc	4,784	641
Texas Instruments Inc	13,483	2,593
Trade Desk Inc/The, Cl A *	8,290	641
Trimble Inc *	2,035	167
TTEC Holdings Inc	202	21
TTM Technologies Inc *	3,357	48
Tucows Inc, Cl A *	170	14
Twilio Inc, Cl A *	2,168	855
Tyler Technologies Inc *	393	178
Ubiquiti Inc	48	15
Unisys Corp *	689	17
Universal Display Corp	521	116
Upland Software Inc *	255	11
Varonis Systems Inc, Cl B *	327	19
Verint Systems Inc *	947	43

New Covenant Funds / Annual Report / June 30, 2021	27

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
VeriSign Inc *	802	$183
Verra Mobility Corp, Cl A *	3,479	53
ViaSat Inc *	693	35
Viavi Solutions Inc *	3,355	59
Visa Inc, Cl A	21,787	5,094
VMware Inc, Cl A *	1,343	215
Western Digital Corp *	2,423	172
Western Union Co/The	425	10
WEX Inc *	55	11
Workday Inc, Cl A *	2,079	496
Workiva Inc, Cl A *	1,224	136
Xerox Holdings Corp	4,697	110
Xilinx Inc	2,632	381
Xperi Holding Corp	2,351	52
Zebra Technologies Corp, Cl A *	438	232
Zendesk Inc *	152	22
Zoom Video Communications Inc, Cl A *	2,001	774
Zscaler Inc *	786	170
Zuora Inc, Cl A *	3,498	60

		152,973

Materials — 2.7%
Air Products and Chemicals Inc	4,688	1,349
Albemarle Corp	167	28
Alcoa Corp *	5,657	208
Allegheny Technologies Inc *	2,362	49
AptarGroup Inc	1,944	274
Arconic Corp *	1,844	66
Ashland Global Holdings Inc	152	13
Avery Dennison Corp	88	19
Axalta Coating Systems Ltd *	7,963	243
Balchem Corp	107	14
Ball Corp	14,154	1,147
Berry Global Group Inc *	4,123	269
Cabot Corp	238	14
Carpenter Technology Corp	1,006	40
Celanese Corp, Cl A	93	14
CF Industries Holdings Inc	1,066	55
Chase Corp	421	43
Chemours Co/The	2,832	99
Cleveland-Cliffs Inc *	11,888	256
Coeur Mining Inc *	6,945	62
Compass Minerals International Inc	851	50
Corteva Inc	4,455	198
Crown Holdings Inc	6,925	708
Domtar Corp *	298	16
Dow Inc	6,392	404
DuPont de Nemours Inc	3,772	292
Eagle Materials Inc	126	18
Eastman Chemical Co	9,101	1,063
Ecolab Inc	2,293	472
FMC Corp	2,400	260
Freeport-McMoRan Inc	27,003	1,002

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Graphic Packaging Holding Co	681	$12
Greif Inc, Cl A	1,122	68
HB Fuller Co	976	62
Huntsman Corp	475	13
Ingevity Corp *	563	46
Innospec Inc	499	45
International Flavors & Fragrances Inc	2,307	345
International Paper Co	1,573	96
Kraton Corp *	2,033	66
Livent Corp *	5,807	112
Louisiana-Pacific Corp	1,740	105
LyondellBasell Industries NV, Cl A	2,182	224
Martin Marietta Materials Inc	397	140
Minerals Technologies Inc	880	69
Mosaic Co/The	3,590	114
Neenah Inc	693	35
Newmont Corp	25,920	1,643
Novagold Resources Inc *	1,266	10
Nucor Corp	1,510	145
Packaging Corp of America	101	14
PPG Industries Inc	2,274	386
Quaker Chemical Corp	55	13
Reliance Steel & Aluminum Co	412	62
Scotts Miracle-Gro Co/The	163	31
Sealed Air Corp	293	17
Sensient Technologies Corp	161	14
Sherwin-Williams Co/The	6,198	1,689
Sonoco Products Co	185	12
Southern Copper Corp	272	18
Steel Dynamics Inc	2,648	158
Stepan Co	138	17
Summit Materials Inc, Cl A *	2,136	74
Trinseo SA	1,345	80
United States Lime & Minerals Inc	98	14
United States Steel Corp	3,709	89
Valvoline Inc	11,216	364
Verso Corp	2,760	49
Vulcan Materials Co	665	116
Warrior Met Coal Inc	2,378	41
Westlake Chemical Corp	137	12
Westrock Co	3,989	212
Worthington Industries Inc	1,149	70

		15,647

Real Estate — 3.4%
Acadia Realty Trust ‡	1,946	43
Agree Realty Corp ‡	736	52
Alexander & Baldwin Inc ‡	2,342	43
Alexandria Real Estate Equities Inc ‡	1,497	272
American Campus Communities Inc ‡	252	12
American Finance Trust Inc ‡	3,743	32
American Homes 4 Rent, Cl A ‡	375	15
American Tower Corp, Cl A ‡	5,189	1,402

28	New Covenant Funds / Annual Report / June 30, 2021

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Apartment Income REIT ‡	304	$14
Apartment Investment and Management, Cl A ‡	1,711	11
Apple Hospitality REIT Inc ‡	718	11
AvalonBay Communities Inc ‡	3,261	681
Boston Private Financial Holdings Inc	4,112	61
Boston Properties Inc ‡	1,468	168
Brandywine Realty Trust ‡	14,492	199
Brixmor Property Group Inc ‡	4,703	108
Camden Property Trust ‡	125	17
CareTrust REIT Inc ‡	2,438	57
CBRE Group Inc, Cl A *	20,326	1,743
Columbia Property Trust Inc ‡	565	10
Community Healthcare Trust Inc ‡	1,136	54
Corporate Office Properties Trust ‡	7,752	217
Cousins Properties Inc ‡	289	11
Crown Castle International Corp ‡	4,174	814
CubeSmart ‡	377	17
CyrusOne Inc ‡	181	13
DiamondRock Hospitality Co *‡	4,575	44
Digital Realty Trust Inc ‡	2,674	402
Diversified Healthcare Trust ‡	6,702	28
Douglas Emmett Inc ‡	448	15
Duke Realty Corp ‡	2,798	132
Empire State Realty Trust Inc, Cl A ‡	5,592	67
EPR Properties *‡	735	39
Equinix Inc ‡	1,035	831
Equity Commonwealth ‡	846	22
Equity LifeStyle Properties Inc ‡	167	12
Equity Residential ‡	3,485	268
Essential Properties Realty Trust Inc ‡	2,028	55
Essex Property Trust Inc ‡	454	136
eXp World Holdings *	2,641	102
Extra Space Storage Inc ‡	811	133
Federal Realty Investment Trust ‡	664	78
First Industrial Realty Trust Inc ‡	1,226	64
Four Corners Property Trust Inc ‡	1,848	51
Franklin Street Properties Corp ‡	5,897	31
Gaming and Leisure Properties Inc ‡	283	13
Global Net Lease Inc ‡	2,484	46
Healthcare Realty Trust Inc ‡	1,555	47
Healthcare Trust of America Inc, Cl A ‡	392	10
Healthpeak Properties Inc ‡	9,384	312
Highwoods Properties Inc ‡	247	11
Host Hotels & Resorts Inc *‡	17,568	300
Howard Hughes Corp/The *	795	77
Hudson Pacific Properties Inc ‡	2,475	69
Industrial Logistics Properties Trust ‡	2,389	62
Innovative Industrial Properties, Cl A ‡	275	53
Invitation Homes Inc ‡	398	15
Iron Mountain Inc ‡	5,996	254
JBG SMITH Properties ‡	2,065	65

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Jones Lang LaSalle Inc *	1,270	$248
Kilroy Realty Corp ‡	4,516	314
Kimco Realty Corp ‡	4,679	98
Kite Realty Group Trust ‡	2,741	60
Lamar Advertising Co, Cl A ‡	1,059	111
Lexington Realty Trust ‡	4,761	57
Life Storage Inc ‡	165	18
LTC Properties Inc ‡	1,142	44
Macerich Co/The ‡	5,508	101
Marcus & Millichap Inc *	1,380	54
Medical Properties Trust Inc ‡	2,513	51
Mid-America Apartment Communities Inc ‡	97	16
Monmouth Real Estate Investment Corp ‡	3,365	63
National Health Investors Inc ‡	635	43
National Retail Properties Inc ‡	975	46
Newmark Group Inc, Cl A	3,753	45
Office Properties Income Trust ‡	1,618	47
Omega Healthcare Investors Inc ‡	1,229	45
Outfront Media Inc *‡	1,951	47
Paramount Group Inc ‡	5,922	60
Park Hotels & Resorts Inc *‡	1,996	41
Pebblebrook Hotel Trust ‡	1,899	45
Physicians Realty Trust ‡	2,753	51
Piedmont Office Realty Trust Inc, Cl A ‡	2,333	43
PotlatchDeltic Corp ‡	231	12
Prologis Inc ‡	20,608	2,463
Public Storage ‡	1,177	354
QTS Realty Trust Inc, Cl A ‡	981	76
Rayonier Inc ‡	1,593	57
RE/MAX Holdings Inc, Cl A	1,292	43
Realogy Holdings Corp *	4,621	84
Realty Income Corp ‡	1,039	69
Redfin Corp *	458	29
Regency Centers Corp ‡	23,989	1,537
Retail Opportunity Investments Corp ‡	2,907	51
Retail Properties of America Inc, Cl A ‡	876	10
Rexford Industrial Realty Inc ‡	1,114	63
RLJ Lodging Trust ‡	2,849	43
RMR Group Inc/The, Cl A	1,095	42
RPT Realty ‡	3,429	45
Ryman Hospitality Properties Inc *‡	577	46
Sabra Health Care REIT Inc ‡	2,410	44
Safehold Inc ‡	226	18
SBA Communications Corp, Cl A ‡	684	218
Service Properties Trust ‡	483	6
Simon Property Group Inc ‡	3,706	484
SITE Centers Corp ‡	3,734	56
SL Green Realty ‡	2,472	198
Spirit Realty Capital Inc ‡	237	11
St Joe Co/The	460	21
STAG Industrial Inc ‡	1,647	62
STORE Capital Corp ‡	2,555	88

New Covenant Funds / Annual Report / June 30, 2021	29

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Growth Fund (Continued)

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
Summit Hotel Properties Inc *‡	4,173	$39
Tanger Factory Outlet Centers Inc ‡	3,357	63
Terreno Realty Corp ‡	941	61
UDR Inc ‡	250	12
Uniti Group Inc ‡	1,247	13
Urban Edge Properties ‡	2,679	51
Urstadt Biddle Properties Inc, Cl A ‡	2,126	41
Ventas Inc ‡	3,279	187
VEREIT Inc ‡	2,043	94
VICI Properties Inc ‡	2,012	62
Vornado Realty Trust ‡	2,903	135
Washington Real Estate Investment Trust ‡	1,705	39
Weingarten Realty Investors ‡	737	24
Welltower Inc ‡	4,270	355
Weyerhaeuser Co ‡	17,005	585
WP Carey Inc ‡	149	11
Xenia Hotels & Resorts Inc *‡	2,347	44

		19,715

Utilities — 2.0%
AES Corp/The	5,282	138
ALLETE Inc	620	43
Alliant Energy Corp	213	12
Ameren Corp	506	41
American Electric Power Co Inc	5,930	502
American States Water Co	580	46
American Water Works Co Inc	2,717	419
Atmos Energy Corp	461	44
Avangrid Inc	1,720	88
CenterPoint Energy Inc	434	11
Clearway Energy Inc, Cl C	456	12
CMS Energy Corp	20,708	1,223
Consolidated Edison Inc	3,086	221
Dominion Energy Inc	7,027	517
DTE Energy Co	811	105
Duke Energy Corp	7,493	740
Edison International	3,288	190
Entergy Corp	2,276	227
Essential Utilities Inc	331	15
Evergy Inc	180	11
Eversource Energy	10,983	881
Exelon Corp	11,090	491
FirstEnergy Corp	419	16
Hawaiian Electric Industries Inc	249	11
IDACORP Inc	108	11
MDU Resources Group Inc	386	12
MGE Energy Inc	631	47
National Fuel Gas Co	245	13
New Jersey Resources Corp	1,111	44
NextEra Energy Inc	27,072	1,984
NiSource Inc	419	10
Northwest Natural Holding Co	699	37
NRG Energy Inc	323	13

Description	Shares	Market Value ($ Thousands)

COMMON STOCK (continued)
OGE Energy Corp	261	$9
Ormat Technologies Inc	644	45
PG&E Corp *	692	7
Pinnacle West Capital Corp	2,640	216
PNM Resources Inc	975	48
Portland General Electric Co	894	41
PPL Corp	908	25
Public Service Enterprise Group Inc	5,257	314
Sempra Energy	2,048	271
SJW Group	716	45
South Jersey Industries Inc	1,556	40
Southern Co/The	13,370	809
Sunnova Energy International Inc *	4,480	169
UGI Corp	253	12
Vistra Corp	2,088	39
WEC Energy Group Inc	1,160	103
Xcel Energy Inc	21,147	1,393

		11,761

Total Common Stock (Cost $285,629) ($ Thousands)		560,026

FOREIGN COMMON STOCK — 2.2%
Bosnia and Herzegovina — 0.0%
RenaissanceRe Holdings Ltd	248	37

Canada — 0.1%
Lululemon Athletica Inc *	1,171	428

Cayman Islands — 0.0%
Herbalife Nutrition Ltd *	1,088	57

Ireland — 1.0%
Accenture PLC, Cl A	11,297	3,330
Jazz Pharmaceuticals PLC *	616	109
Medtronic PLC	19,976	2,480
Perrigo Co PLC	211	10

		5,929

Puerto Rico — 0.1%
Popular Inc	1,507	113

Switzerland — 0.0%
Garmin Ltd	122	18

United Kingdom — 1.0%
Adient PLC *	732	33
Alkermes PLC *	2,433	60
Allegion PLC	855	119
Amcor PLC	4,821	55
Aon PLC, Cl A	2,247	537
Aptiv PLC *	3,490	549
Atlassian Corp PLC, Cl A *	920	236
Cimpress PLC *	398	43
Cushman & Wakefield PLC *	2,593	45
Eaton Corp PLC	13,217	1,958
Gates Industrial Corp PLC *	886	16

30	New Covenant Funds / Annual Report / June 30, 2021

Description	Shares	Market Value ($ Thousands)

FOREIGN COMMON STOCK (continued)
Horizon Therapeutics PLC *	1,437	$135
Johnson Controls International PLC	8,308	570
LivaNova PLC *	657	55
Nielsen Holdings PLC	7,584	187
nVent Electric PLC	457	14
Pentair PLC	245	17
Sensata Technologies Holding PLC *	4,273	248
STERIS PLC	1,716	354
Trane Technologies PLC	1,779	328
Tronox Holdings PLC	4,385	98
Willis Towers Watson PLC	907	209

		5,866

Total Foreign Common Stock (Cost $6,336) ($ Thousands)		12,448

	Number of Warrants
WARRANT — 0.0%
United States — 0.0%
Nabors Industries, Expires 06/11/2026 *	1	–

Total Warrant (Cost $—) ($ Thousands)		–

	Shares
CASH EQUIVALENT — 1.2%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	7,003,231	7,003

Total Cash Equivalent (Cost $7,003) ($ Thousands)		7,003

Total Investments in Securities — 99.5% (Cost $298,968) ($ Thousands)		$579,477

A list of the open futures contracts held by the Fund at June 30, 2021 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation (Thousands)
Long Contracts
Russell 2000 Index E-MINI	8	Sep-2021	$922	$923	$1
S&P 500 Index E-MINI	30	Sep-2021	6,346	6,433	87

			$7,268	$7,356	$88

For the year ended June 30, 2021, the total amount of all the open future contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period. The futures contracts are considered to have equity risk associated with them.

Percentages are based on Net Assets of $582,628 ($ Thousands).
‡	Real Estate Investment Trust.
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of June 30, 2021.
†	Investment in Affiliated Security (see Note 3).
(A)	Security is a Master Limited Partnership. At June 30, 2021, such security amounted to $105 ($ Thousands), or 0.0% of the Net Assets of the Fund (See Note 2).

New Covenant Funds / Annual Report / June 30, 2021	31

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Growth Fund (Concluded)

Cl — Class

Ltd. — Limited

MSCI — Morgan Stanley Capital International

PLC — Public Limited Company

REIT — Real Estate Investment Trust

S&P — Standard & Poors

The following is a list of the levels of inputs used as of June 30, 2021 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stock	560,026	–	–	560,026
Foreign Common Stock	12,448	–	–	12,448
Warrant	–	–	–	–
Cash Equivalent	7,003	–	–	7,003

Total Investments in Securities	579,477	–	–	579,477

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Futures Contracts*
Unrealized Appreciation	88	–	–	88

Total Other Financial Instruments	88	–	–	88

* Futures contracts are valued at the unrealized appreciation on the instrument.

For the year ended June 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the Fund’s transactions with affiliates for the year ended June 30, 2021 ($ Thousands):

Security Description	Value 6/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 6/30/2021	Shares	Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$6,613	$56,981	$(56,591)	$—	$—	$7,003	7,003,231	$1	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

32	New Covenant Funds / Annual Report / June 30, 2021

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Income Fund

Sector Weightings (Unaudited)†:

† Percentages based on total investments.

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES — 38.9%
Agency Mortgage-Backed Obligations — 30.4%
FHLMC
6.500%, 12/01/2035 to 09/01/2039	$559	$633
6.000%, 03/01/2035	883	1,046
5.500%, 12/01/2036 to 12/01/2038	174	201
5.000%, 05/01/2022 to 03/01/2050	956	1,079
4.500%, 06/01/2038 to 07/01/2049	4,846	5,304
4.000%, 07/01/2037 to 03/01/2050	1,875	2,050
3.500%, 04/01/2033 to 05/01/2050	3,767	4,029
3.000%, 09/01/2032 to 08/01/2050	5,949	6,315
2.769%, VAR ICE LIBOR USD 12 Month+1.652%, 01/01/2049	448	466
2.675%, VAR ICE LIBOR USD 12 Month+1.627%, 09/01/2047	572	598
2.500%, 08/01/2030 to 02/01/2051	5,431	5,646
2.075%, VAR ICE LIBOR USD 12 Month+1.597%, 06/01/2047	479	498
2.000%, 10/01/2032 to 06/01/2051	1,789	1,817
1.500%, 03/01/2051	296	286
FHLMC CMO, Ser 2011-3947, Cl SG, IO
5.877%, VAR LIBOR USD 1 Month+5.950%, 10/15/2041	135	21
FHLMC CMO, Ser 2012-4057, Cl UI, IO
3.000%, 05/15/2027	79	4
FHLMC CMO, Ser 2012-4085, Cl IO, IO
3.000%, 06/15/2027	171	9
FHLMC CMO, Ser 2012-4099, Cl ST, IO
5.927%, VAR LIBOR USD 1 Month+6.000%, 08/15/2042	74	15

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FHLMC CMO, Ser 2013-4194, Cl BI, IO
3.500%, 04/15/2043	$71	$9
FHLMC CMO, Ser 2013-4203, Cl PS, IO
6.177%, VAR LIBOR USD 1 Month+6.250%, 09/15/2042	110	15
FHLMC CMO, Ser 2014-4310, Cl SA, IO
5.877%, VAR LIBOR USD 1 Month+5.950%, 02/15/2044	31	6
FHLMC CMO, Ser 2014-4335, Cl SW, IO
5.927%, VAR LIBOR USD 1 Month+6.000%, 05/15/2044	63	12
FHLMC CMO, Ser 2014-4415, Cl IO, IO
1.930%, 04/15/2041 (A)	30	2
FHLMC Multifamily Structured Pass Through Certificates, Ser K740, Cl X1, IO
0.845%, 09/25/2027 (A)	7,989	340
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1515, Cl X1, IO
1.639%, 02/25/2035 (A)	2,297	368
FHLMC Multifamily Structured Pass-Through Certificates, Ser 1516, Cl X1, IO
1.631%, 05/25/2035 (A)	848	141
FHLMC Multifamily Structured Pass-Through Certificates, Ser K118, Cl X1, IO
1.054%, 09/25/2030 (A)	5,732	442
FHLMC Multifamily Structured Pass-Through Certificates, Ser K-1517, Cl X1, IO
1.447%, 07/25/2035 (A)	240	35
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2016-DNA1, Cl M3
5.642%, VAR ICE LIBOR USD 1 Month+5.550%, 07/25/2028	296	310
FHLMC Structured Agency Credit Risk Debt Notes, Ser 2017-DNA3, Cl M2
2.592%, VAR ICE LIBOR USD 1 Month+2.500%, 03/25/2030	250	256
FHLMC, Ser 2014-334, Cl S7, IO
6.027%, VAR ICE LIBOR USD 1 Month+6.100%, 08/15/2044	34	7
FHLMC, Ser 2016-353, Cl S1, IO
5.927%, VAR LIBOR USD 1 Month+6.000%, 12/15/2046	106	22
FHLMC, Ser 2018-4813, Cl CJ
3.000%, 08/15/2048	49	51
FHLMC, Ser 2020-5010, Cl IK, IO
2.500%, 09/25/2050	175	24
FHLMC, Ser 2020-5010, Cl JI, IO
2.500%, 09/25/2050	285	43
FHLMC, Ser 2020-5013, Cl IN, IO
2.500%, 09/25/2050	96	15
FHLMC, Ser 2020-5018, Cl MI, IO
2.000%, 10/25/2050	96	13

New Covenant Funds / Annual Report / June 30, 2021	33

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA
7.000%, 11/01/2037 to 11/01/2038	$22	$27
6.500%, 01/01/2038 to 05/01/2040	147	171
6.000%, 07/01/2037 to 07/01/2041	94	112
5.500%, 02/01/2035	86	100
5.000%, 11/01/2025 to 03/01/2050	4,288	4,758
4.500%, 02/01/2035 to 08/01/2058	6,911	7,593
4.000%, 06/01/2025 to 06/01/2057	10,338	11,216
3.500%, 04/01/2033 to 03/01/2057	10,358	11,069
3.000%, 07/01/2035 to 11/01/2050	11,984	12,659
2.790%, 08/01/2029	200	218
2.500%, 08/01/2035 to 06/01/2051	7,189	7,513
2.393%, VAR US Treas Yield Curve Rate T Note Const Mat 1 Yr+2.268%, 01/01/2036	22	22
2.260%, 04/01/2030	98	103
2.075%, VAR ICE LIBOR USD 12 Month+1.700%, 03/01/2036	20	20
2.000%, 07/01/2031 to 04/01/2051	7,133	7,254
1.770%, VAR ICE LIBOR USD 12 Month+1.428%, 05/01/2043	150	157
1.500%, 12/01/2035	95	97
FNMA CMO, Ser 2003-W2, Cl 2A9
5.900%, 07/25/2042	367	423
FNMA CMO, Ser 2012-93, Cl UI, IO
3.000%, 09/25/2027	242	13
FNMA CMO, Ser 2014-47, Cl AI, IO
1.817%, 08/25/2044 (A)	82	5
FNMA CMO, Ser 2015-55, Cl IO, IO
1.532%, 08/25/2055 (A)	21	1
FNMA CMO, Ser 2015-56, Cl AS, IO
6.059%, VAR LIBOR USD 1 Month+6.150%, 08/25/2045	43	10
FNMA Connecticut Avenue Securities, Ser 2014-C04, Cl 1M2
4.992%, VAR ICE LIBOR USD 1 Month+4.900%, 11/25/2024	143	148
FNMA TBA
2.500%, 08/01/2043	2,500	2,581
2.000%, 07/15/2036 to 07/15/2051	4,200	4,258
FNMA, Ser 2005-29, Cl ZA
5.500%, 04/25/2035	112	128
FNMA, Ser 2012-101, Cl BI, IO
4.000%, 09/25/2027	7	–
FNMA, Ser 2012-409, Cl C18, IO
4.000%, 04/25/2042	13	2
FNMA, Ser 2013-124, Cl SB, IO
5.859%, VAR ICE LIBOR USD 1 Month+5.950%, 12/25/2043	36	7
FNMA, Ser 2013-26, Cl HI, IO
3.000%, 04/25/2032	12	–

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
FNMA, Ser 2013-54, Cl BS, IO
6.059%, VAR LIBOR USD 1 Month+6.150%, 06/25/2043	$31	$7
FNMA, Ser 2017-76, Cl SB, IO
6.009%, VAR LIBOR USD 1 Month+6.100%, 10/25/2057	184	38
FNMA, Ser 2017-85, Cl SC, IO
6.109%, VAR LIBOR USD 1 Month+6.200%, 11/25/2047	95	17
FNMA, Ser 2019-M19, Cl A2
2.560%, 09/25/2029	89	96
FNMA, Ser 2019-M23, Cl 3A3
2.720%, 10/25/2031 (A)	100	109
FNMA, Ser 2019-M6, Cl A2
3.450%, 01/01/2029	70	79
FNMA, Ser 2020-47, Cl GZ
2.000%, 07/25/2050	102	94
FNMA, Ser 2020-56, Cl DI, IO
2.500%, 08/25/2050	93	14
FNMA, Ser 2021-1, Cl IG, IO
2.500%, 02/25/2051	197	30
FRESB Mortgage Trust, Ser 2018-SB48, Cl A10F
3.370%, 02/25/2028 (A)	613	644
FRESB Mortgage Trust, Ser 2019-SB58, Cl A10F
3.610%, 10/25/2028 (A)	952	1,011
GNMA
5.500%, 02/20/2037 to 01/15/2039	83	96
5.000%, 12/20/2038 to 01/20/2049	638	712
4.600%, 09/15/2034	1,341	1,512
4.500%, 05/20/2040 to 03/20/2050	2,408	2,629
4.000%, 01/15/2041 to 11/20/2049	2,268	2,459
3.500%, 06/20/2044 to 11/20/2050	2,403	2,556
3.000%, 09/15/2042 to 12/20/2050	1,973	2,068
2.500%, 02/20/2027 to 01/20/2051	1,896	1,984
2.000%, 12/20/2050 to 03/20/2051	489	499
GNMA CMO, Ser 2012-34, Cl SA, IO
5.957%, VAR LIBOR USD 1 Month+6.050%, 03/20/2042	24	5
GNMA CMO, Ser 2012-66, Cl CI, IO
3.500%, 02/20/2038	14	–
GNMA CMO, Ser 2012-H18, Cl NA
0.627%, VAR ICE LIBOR USD 1 Month+0.520%, 08/20/2062	117	118
GNMA CMO, Ser 2012-H30, Cl GA
0.457%, VAR ICE LIBOR USD 1 Month+0.350%, 12/20/2062	570	571
GNMA CMO, Ser 2013-85, Cl IA, IO
0.386%, 03/16/2047 (A)	1,284	18
GNMA CMO, Ser 2013-95, Cl IO, IO
0.545%, 04/16/2047 (A)	1,090	21

34	New Covenant Funds / Annual Report / June 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA CMO, Ser 2013-H01, Cl TA
0.607%, VAR ICE LIBOR USD 1 Month+0.500%, 01/20/2063	$3	$3
GNMA CMO, Ser 2013-H08, Cl BF
0.507%, VAR ICE LIBOR USD 1 Month+0.400%, 03/20/2063	459	460
GNMA CMO, Ser 2014-105, Cl IO, IO
0.219%, 06/16/2054 (A)	70	3
GNMA CMO, Ser 2014-186, Cl IO, IO
0.563%, 08/16/2054 (A)	513	12
GNMA CMO, Ser 2015-H20, Cl FA
0.577%, VAR ICE LIBOR USD 1 Month+0.470%, 08/20/2065	229	231
GNMA TBA
3.000%, 07/15/2042	500	522
2.500%, 07/01/2045	1,000	1,035
2.000%, 07/21/2050	100	102
GNMA, Ser 2013-107, Cl AD
2.756%, 11/16/2047 (A)	56	58
GNMA, Ser 2013-H21, Cl FB
0.807%, VAR ICE LIBOR USD 1 Month+0.700%, 09/20/2063	389	391
GNMA, Ser 2015-167, Cl OI, IO
4.000%, 04/16/2045	67	10
GNMA, Ser 2019-28, Cl AB
3.150%, 06/16/2060	31	32
GNMA, Ser 2020-123, Cl NI, IO
2.500%, 08/20/2050	97	13
GNMA, Ser 2020-127, Cl IN, IO
2.500%, 08/20/2050	97	13
GNMA, Ser 2020-129, Cl IE, IO
2.500%, 09/20/2050	97	13
GNMA, Ser 2020-160, Cl YI, IO
2.500%, 10/20/2050	195	27
GNMA, Ser 2020-181, Cl WI, IO
2.000%, 12/20/2050	487	54
GNMA, Ser 2020-H04, Cl FP
0.607%, VAR ICE LIBOR USD 1 Month+0.500%, 06/20/2069	172	173
GNMA, Ser 2020-H09, Cl FL
1.243%, VAR ICE LIBOR USD 1 Month+1.150%, 05/20/2070	95	100
GNMA, Ser 2020-H13, Cl FM
0.493%, VAR ICE LIBOR USD 1 Month+0.400%, 08/20/2070	345	347

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
GNMA, Ser 2020-H13, Cl FA
0.543%, VAR ICE LIBOR USD 1 Month+0.450%, 07/20/2070	$567	$574

		124,353

Non-Agency Mortgage-Backed Obligations — 8.5%
280 Park Avenue Mortgage Trust, Ser 2017-280P, Cl A
0.953%, VAR ICE LIBOR USD 1 Month+0.880%, 09/15/2034 (B)	130	130
Atrium Hotel Portfolio Trust, Ser 2017-ATRM, Cl C
1.723%, VAR ICE LIBOR USD 1 Month+1.650%, 12/15/2036 (B)	410	410
BBCMS Mortgage Trust, Ser 2021-C9, Cl A5
2.299%, 02/15/2054	563	576
Benchmark Mortgage Trust, Ser 2019-B12, Cl A5
3.116%, 08/15/2052	703	764
Benchmark Mortgage Trust, Ser 2019-B15, Cl A5
2.928%, 12/15/2072	481	517
Benchmark Mortgage Trust, Ser 2021-B26, Cl A3
2.391%, 06/15/2054	604	625
BX Commercial Mortgage Trust, Ser 2019-XL, Cl A
0.993%, VAR ICE LIBOR USD 1 Month+0.920%, 10/15/2036 (B)	1,000	1,002
Cascade MH Asset Trust, Ser 2021-MH1, Cl A1
1.753%, 02/25/2046 (B)	97	97
CIM Trust, Ser 2020-INV1, Cl A2
2.500%, 04/25/2050 (A)(B)	306	311
Citigroup Commercial Mortgage Trust, Ser 2013-375P, Cl A
3.251%, 05/10/2035 (B)	190	198
Citigroup Commercial Mortgage Trust, Ser 2014-GC25, Cl AS
4.017%, 10/10/2047	100	108
Citigroup Commercial Mortgage Trust, Ser 2016-P6, Cl AAB
3.512%, 12/10/2049	810	870
COMM Mortgage Trust, Ser 2012-CR5, Cl AM
3.223%, 12/10/2045 (B)	590	607
COMM Mortgage Trust, Ser 2012-CR5, Cl A4
2.771%, 12/10/2045	700	719
COMM Mortgage Trust, Ser 2013-CR12, Cl B
4.762%, 10/10/2046 (A)	20	21
COMM Mortgage Trust, Ser 2013-CR12, Cl AM
4.300%, 10/10/2046	20	21

New Covenant Funds / Annual Report / June 30, 2021	35

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust, Ser 2013-CR12, Cl C
5.241%, 10/10/2046 (A)	$10	$10
COMM Mortgage Trust, Ser 2013-CR8, Cl A4
3.334%, 06/10/2046	99	102
Credit Suisse Mortgage Trust, Ser 2019-NQM1, Cl A3
3.064%, 10/25/2059 (B)	356	362
CSMC Trust, Ser 2018-J1, Cl A2
3.500%, 02/25/2048 (A)(B)	492	504
CSMC Trust, Ser 2021-NQM3, Cl A3
1.632%, 04/25/2066 (A)(B)	291	291
CSMC Trust, Ser 2021-RPL3, Cl A1
2.000%, 01/25/2060 (A)(B)	358	363
CSMC Trust, Ser 2021-RPL3, Cl M3
3.886%, 01/25/2060 (A)(B)	120	131
CSMC, Ser 2014-USA, Cl B
4.185%, 09/15/2037 (B)	470	488
Flagstar Mortgage Trust, Ser 2018-2, Cl A4
3.500%, 04/25/2048 (A)(B)	38	38
GS Mortage-Backed Securities Trust, Ser 2020-PJ1, Cl A6
3.500%, 05/25/2050 (A)(B)	87	87
GS Mortgage Securities Trust, Ser 2013-GC16, Cl B
5.161%, 11/10/2046 (A)	80	86
GS Mortgage Securities Trust, Ser 2014-GC24, Cl A5
3.931%, 09/10/2047	511	555
GS Mortgage Securities Trust, Ser 2015-GC30, Cl A3
3.119%, 05/10/2050	980	1,041
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl B
4.481%, 09/15/2031	430	331
GS Mortgage Securities Trust, Ser 2018-SRP5, Cl A
1.623%, VAR ICE LIBOR USD 1 Month+1.300%, 09/15/2031 (B)	620	548
GS Mortgage Securities Trust, Ser 2019-GC39, Cl A2
3.457%, 05/10/2052	520	550
GS Mortgage-Backed Securities Trust, Ser 2018-RPL1, Cl A1A
3.750%, 10/25/2057 (B)	246	259
GS Mortgage-Backed Securities Trust, Ser 2020-INV1, Cl A14
2.989%, 10/25/2050 (A)(B)	446	453
HarborView Mortgage Loan Trust, Ser 2005-9, Cl 2A1B
0.833%, VAR ICE LIBOR USD 1 Month+0.740%, 06/20/2035	182	181

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C15, Cl B
4.927%, 11/15/2045 (A)	$210	$226
JPMBB Commercial Mortgage Securities Trust, Ser 2013-C17, Cl B
5.048%, 01/15/2047 (A)	30	32
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C22, Cl C
4.705%, 09/15/2047 (A)	80	79
JPMBB Commercial Mortgage Securities Trust, Ser 2014-C25, Cl A5
3.672%, 11/15/2047	578	625
JPMDB Commercial Mortgage Securities Trust, Ser 2019-COR6, Cl A4
3.057%, 11/13/2052	537	580
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-C6, Cl A3
3.507%, 05/15/2045	1,030	1,049
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2012-LC9, Cl AS
3.353%, 12/15/2047 (B)	380	389
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2015-FL7, Cl D
3.823%, VAR ICE LIBOR USD 1 Month+3.750%, 05/15/2028 (B)	129	117
JPMorgan Mortgage Trust, Ser 2015-5, Cl A9
2.462%, 05/25/2045 (A)(B)	49	51
JPMorgan Mortgage Trust, Ser 2018-3, Cl A1
3.500%, 09/25/2048 (A)(B)	189	192
JPMorgan Mortgage Trust, Ser 2018-4, Cl A1
3.500%, 10/25/2048 (A)(B)	69	70
JPMorgan Mortgage Trust, Ser 2018-5, Cl A1
3.500%, 10/25/2048 (A)(B)	135	136
JPMorgan Mortgage Trust, Ser 2021-3, Cl A3
2.500%, 07/01/2051 (A)(B)	851	866
MAD Mortgage Trust, Ser 2017-330M, Cl A
3.294%, 08/15/2034 (A)(B)	220	226
Metlife Securitization Trust, Ser 2020-INV1, Cl A2A
2.500%, 05/25/2050 (A)(B)	508	517
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2012-C5, Cl A4
3.176%, 08/15/2045	1,475	1,500
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2013-C9, Cl A4
3.102%, 05/15/2046	714	742
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C24, Cl A4
3.732%, 05/15/2048	473	518

36	New Covenant Funds / Annual Report / June 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2015-C25, Cl A5
3.635%, 10/15/2048	$510	$557
Morgan Stanley Bank of America Merrill Lynch Trust, Ser 2017-C34, Cl ASB
3.354%, 11/15/2052	615	663
Morgan Stanley Capital I Trust, Ser 2012-C4, Cl A4
3.244%, 03/15/2045	153	154
Morgan Stanley Capital I Trust, Ser 2015-UBS8, Cl A4
3.809%, 12/15/2048	732	804
Morgan Stanley Capital I Trust, Ser 2019-BPR, Cl A
1.473%, VAR ICE LIBOR USD 1 Month+1.400%, 05/15/2036 (B)	320	312
MSCG Trust, Ser 2015-ALDR, Cl A2
3.577%, 06/07/2035 (A)(B)	410	424
Natixis Commercial Mortgage Securities Trust, Ser 2019-FAME, Cl B
3.655%, 08/15/2036 (B)	410	406
New Residential Mortgage Loan Trust, Ser 2018-RPL1, Cl M2
3.500%, 12/25/2057 (A)(B)	240	252
New Residential Mortgage Loan Trust, Ser 2019-4A, Cl A1B
3.500%, 12/25/2058 (A)(B)	255	269
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B1
4.000%, 09/25/2059 (A)(B)	221	245
New Residential Mortgage Loan Trust, Ser 2019-6A, Cl B2
4.250%, 09/25/2059 (A)(B)	221	244
New Residential Mortgage Loan Trust, Ser 2019-NQM4, Cl A1
2.492%, 09/25/2059 (A)(B)	263	266
New Residential Mortgage Loan Trust, Ser 2019-RPL3, Cl A1
2.750%, 07/25/2059 (A)(B)	275	287
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM2, Cl A1
1.101%, 05/25/2061 (A)(B)	400	400
Onslow Bay Mortgage Loan Trust, Ser 2021-NQM2, Cl A3
1.563%, 05/25/2061 (A)(B)	330	330
Residential Mortgage Loan Trust, Ser 2019-3, Cl A3
3.044%, 09/25/2059 (A)(B)	248	251
Residential Mortgage Loan Trust, Ser 2019-3, Cl A2
2.941%, 09/25/2059 (A)(B)	248	251

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
Residential Mortgage Loan Trust, Ser 2020-2, Cl A1
1.654%, 05/25/2060 (A)(B)	$328	$330
Seasoned Credit Risk Transfer Trust, Ser 2018-4, Cl MA
3.500%, 03/25/2058	779	819
Seasoned Credit Risk Transfer Trust, Ser 2019-1, Cl MA
3.500%, 07/25/2058	667	702
Seasoned Credit Risk Transfer Trust, Ser 2019-2, Cl MA
3.500%, 08/25/2058	595	626
Seasoned Credit Risk Transfer Trust, Ser 2019-4, Cl MA
3.000%, 02/25/2059	1,108	1,164
Seasoned Credit Risk Transfer Trust, Ser 2020-2, Cl MA
2.000%, 11/25/2059	429	434
Sequoia Mortgage Trust, Ser 2017-1, Cl A4
3.500%, 02/25/2047 (A)(B)	97	97
Sequoia Mortgage Trust, Ser 2020-4, Cl A2
2.500%, 11/25/2050 (A)(B)	446	455
Sequoia Mortgage Trust, Ser 2021-1, Cl A1
2.500%, 03/25/2051 (A)(B)	910	923
Shops at Crystals Trust, Ser 2016-CSTL, Cl A
3.126%, 07/05/2036 (B)	100	105
SLG Office Trust, Ser 2021-OVA, Cl A
2.585%, 07/15/2041 (B)	510	531
UBS-BAMLL Trust, Ser 2012-WRM, Cl A
3.663%, 06/10/2030 (B)	116	117
UBS-Barclays Commercial Mortgage Trust, Ser 2012-C2, Cl A4
3.525%, 05/10/2063	631	644
UBS-Barclays Commercial Mortgage Trust, Ser 2012-CN, Cl XA, IO
1.436%, 05/10/2063 (A)(B)	316	3
Wells Fargo Commercial Mortgage Trust, Ser 2015-NXS3, Cl NXS3
3.371%, 09/15/2057	139	148
WFRBS Commercial Mortgage Trust, Ser 2011-C4, Cl A4
4.902%, 06/15/2044 (A)(B)	–	–
WFRBS Commercial Mortgage Trust, Ser 2012-C7, Cl XA, IO
1.451%, 06/15/2045 (A)(B)	1,022	5
WFRBS Commercial Mortgage Trust, Ser 2013-C11, Cl AS
3.311%, 03/15/2045	160	165
WFRBS Commercial Mortgage Trust, Ser 2013-C13, Cl XA, IO
1.319%, 05/15/2045 (A)(B)	1,027	17

New Covenant Funds / Annual Report / June 30, 2021	37

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MORTGAGE-BACKED SECURITIES (continued)
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl B
4.530%, 10/15/2057 (A)	$270	$293
WFRBS Commercial Mortgage Trust, Ser 2014-C23, Cl XA, IO
0.709%, 10/15/2057 (A)	996	15

		34,979

Total Mortgage-Backed Securities (Cost $157,718) ($ Thousands)		159,332

CORPORATE OBLIGATIONS — 23.0%
Communication Services — 2.7%
Alphabet
2.050%, 08/15/2050	70	62
1.100%, 08/15/2030	40	38
0.800%, 08/15/2027	30	29
0.450%, 08/15/2025	20	20
AT&T
4.250%, 03/01/2027	150	170
3.981%, 11/27/2022 (B)(C)	2,000	1,984
3.000%, 06/30/2022	10	10
2.550%, 12/01/2033 (B)	472	468
2.300%, 06/01/2027	120	124
1.650%, 02/01/2028	400	397
Charter Communications Operating
5.050%, 03/30/2029	220	260
4.908%, 07/23/2025	490	555
4.800%, 03/01/2050	40	46
3.750%, 02/15/2028	120	132
Comcast
4.700%, 10/15/2048	20	26
4.150%, 10/15/2028	80	93
3.950%, 10/15/2025	210	235
3.750%, 04/01/2040	20	23
3.450%, 02/01/2050	40	43
3.400%, 04/01/2030	140	155
3.300%, 04/01/2027	30	33
3.250%, 11/01/2039	30	32
3.150%, 03/01/2026	30	33
3.100%, 04/01/2025	10	11
2.800%, 01/15/2051	30	29
Fox
4.709%, 01/25/2029	30	35
Juniper Networks
1.200%, 12/10/2025	570	569
Sprint Spectrum
3.360%, 09/20/2021 (B)	48	48
TCI Communications
7.875%, 02/15/2026	240	310

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
T-Mobile USA
3.875%, 04/15/2030	$170	$190
3.750%, 04/15/2027	20	22
3.500%, 04/15/2025	369	400
2.550%, 02/15/2031	190	192
2.050%, 02/15/2028	20	20
Verizon Communications
4.862%, 08/21/2046	40	52
4.329%, 09/21/2028	435	506
4.125%, 08/15/2046	40	47
4.000%, 03/22/2050	40	46
3.875%, 02/08/2029	30	34
3.850%, 11/01/2042	10	11
3.376%, 02/15/2025	282	306
3.000%, 03/22/2027	120	129
2.650%, 11/20/2040	300	289
2.625%, 08/15/2026	513	545
2.550%, 03/21/2031	1,414	1,445
2.100%, 03/22/2028	90	92
1.450%, 03/20/2026	80	81
0.850%, 11/20/2025	50	50
Viacom
3.875%, 04/01/2024	20	22
Walt Disney
3.350%, 03/24/2025	469	510
3.000%, 09/15/2022	30	31

		10,990

Consumer Discretionary — 1.5%
Amazon.com
4.250%, 08/22/2057	10	13
3.150%, 08/22/2027	470	519
1.200%, 06/03/2027	20	20
American Honda Finance MTN
0.875%, 07/07/2023	846	854
Dollar General
3.250%, 04/15/2023	10	10
Ferguson Finance
4.500%, 10/24/2028 (B)	459	534
3.250%, 06/02/2030 (B)	851	918
General Motors
5.400%, 10/02/2023	576	634
General Motors Financial
4.150%, 06/19/2023	600	637
3.700%, 05/09/2023	190	200
Home Depot
3.900%, 12/06/2028	10	12
3.900%, 06/15/2047	10	12
3.350%, 04/15/2050	50	55
3.300%, 04/15/2040	40	44
2.500%, 04/15/2027	450	480

38	New Covenant Funds / Annual Report / June 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Lowe’s
4.500%, 04/15/2030	$30	$36
McDonald’s MTN
4.200%, 04/01/2050	70	84
3.800%, 04/01/2028	200	226
3.700%, 01/30/2026	10	11
3.625%, 09/01/2049	10	11
3.500%, 03/01/2027	20	22
3.500%, 07/01/2027	10	11
3.350%, 04/01/2023	280	294
3.300%, 07/01/2025	50	54
1.450%, 09/01/2025	10	10
Newell Brands
4.350%, 04/01/2023	53	56
NIKE
3.375%, 03/27/2050	30	34
2.750%, 03/27/2027	40	43
2.400%, 03/27/2025	355	376
Target
2.250%, 04/15/2025	80	84

		6,294

Consumer Staples — 0.6%
Cargill
1.375%, 07/23/2023 (B)	70	71
Coca-Cola
3.375%, 03/25/2027	30	33
2.600%, 06/01/2050	10	10
1.450%, 06/01/2027	80	81
Costco Wholesale
1.600%, 04/20/2030	90	89
1.375%, 06/20/2027	120	121
Hershey
0.900%, 06/01/2025	20	20
Kimberly-Clark
3.100%, 03/26/2030	20	22
Kroger
7.700%, 06/01/2029	565	779
Mars
3.200%, 04/01/2030 (B)	30	33
2.700%, 04/01/2025 (B)	60	64
Mondelez International
1.500%, 05/04/2025	180	183
PepsiCo
3.875%, 03/19/2060	20	24
3.625%, 03/19/2050	30	35
3.000%, 08/25/2021	290	291
2.750%, 03/05/2022	80	81
2.625%, 03/19/2027	10	11
2.250%, 03/19/2025	331	348
1.625%, 05/01/2030	70	69
0.750%, 05/01/2023	80	81

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Procter & Gamble
3.000%, 03/25/2030	$40	$44
2.800%, 03/25/2027	10	11
Walmart
3.550%, 06/26/2025	20	22
3.400%, 06/26/2023	30	32
3.050%, 07/08/2026	100	109

		2,664

Energy — 2.7%
Apache
3.250%, 04/15/2022	616	623
Berkshire Hathaway Energy
3.700%, 07/15/2030	140	159
BP Capital Markets America
3.790%, 02/06/2024	80	86
3.633%, 04/06/2030	50	56
3.410%, 02/11/2026	90	98
3.216%, 11/28/2023	90	95
3.119%, 05/04/2026	170	184
Cameron LNG
2.902%, 07/15/2031 (B)	60	64
Chevron
1.995%, 05/11/2027	40	41
1.554%, 05/11/2025	70	72
Chevron USA
3.850%, 01/15/2028	30	34
3.250%, 10/15/2029	80	89
Cimarex Energy
4.375%, 06/01/2024	160	174
4.375%, 03/15/2029	150	170
3.900%, 05/15/2027	160	176
ConocoPhillips
4.300%, 08/15/2028 (B)	30	35
3.750%, 10/01/2027 (B)	160	180
Continental Resources
3.800%, 06/01/2024	190	201
Devon Energy
5.850%, 12/15/2025	210	246
5.250%, 10/15/2027 (B)	64	69
4.500%, 01/15/2030 (B)	32	35
Diamondback Energy
3.250%, 12/01/2026	30	32
2.875%, 12/01/2024	290	306
Energy Transfer Operating
4.950%, 06/15/2028	10	12
3.750%, 05/15/2030	160	174
2.900%, 05/15/2025	140	147
Energy Transfer Partners
4.500%, 11/01/2023	60	64
Enterprise Products Operating
4.150%, 10/16/2028	140	161

New Covenant Funds / Annual Report / June 30, 2021	39

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
3.950%, 02/15/2027	$150	$168
3.900%, 02/15/2024	457	492
3.125%, 07/31/2029	210	227
2.800%, 01/31/2030	170	180
EOG Resources
4.375%, 04/15/2030	190	225
4.150%, 01/15/2026	160	180
Exxon Mobil
4.327%, 03/19/2050	30	37
3.043%, 03/01/2026	150	163
2.992%, 03/19/2025	758	813
2.610%, 10/15/2030	100	105
1.571%, 04/15/2023	10	10
Halliburton
3.250%, 11/15/2021	180	181
Kinder Morgan
4.300%, 06/01/2025	60	67
MidAmerican Energy
3.650%, 04/15/2029	140	158
MPLX
4.800%, 02/15/2029	50	59
4.125%, 03/01/2027	110	123
4.000%, 03/15/2028	40	45
Occidental Petroleum
5.550%, 03/15/2026	170	188
4.674%, 10/10/2036 (C)	2,000	1,040
3.400%, 04/15/2026	80	82
3.200%, 08/15/2026	130	131
3.000%, 02/15/2027	130	129
Phillips 66
3.700%, 04/06/2023	582	614
Phillips 66 Partners
2.450%, 12/15/2024	413	431
Pioneer Natural Resources
1.125%, 01/15/2026	50	50
0.750%, 01/15/2024	120	120
Schlumberger Holdings
3.900%, 05/17/2028 (B)	456	509
Tennessee Gas Pipeline
2.900%, 03/01/2030 (B)	160	166
Transcontinental Gas Pipe Line
3.250%, 05/15/2030	100	108
Western Midstream Operating
5.300%, 02/01/2030	20	22
4.350%, 02/01/2025	30	32
2.288%, VAR ICE LIBOR USD 3 Month+2.100%, 01/13/2023	20	20
Williams
3.750%, 06/15/2027	390	433
3.500%, 11/15/2030	20	22

		11,113

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Financials — 7.2%
American Express
2.650%, 12/02/2022	$264	$273
American International Group
2.500%, 06/30/2025	40	42
Aviation Capital Group
4.125%, 08/01/2025 (B)	160	173
1.950%, 01/30/2026 (B)	567	567
Bank of America
3.419%, VAR ICE LIBOR USD 3 Month+1.040%, 12/20/2028	234	255
3.004%, VAR ICE LIBOR USD 3 Month+0.790%, 12/20/2023	258	267
2.592%, VAR United States Secured Overnight Financing Rate+2.150%, 04/29/2031	380	392
1.734%, VAR United States Secured Overnight Financing Rate+0.960%, 07/22/2027	2,006	2,021
Bank of America MTN
4.250%, 10/22/2026	10	11
4.200%, 08/26/2024	210	230
4.125%, 01/22/2024	370	403
4.100%, 07/24/2023	280	301
4.083%, VAR ICE LIBOR USD 3 Month+3.150%, 03/20/2051	40	48
4.000%, 04/01/2024	440	480
4.000%, 01/22/2025	80	88
3.974%, VAR ICE LIBOR USD 3 Month+1.210%, 02/07/2030	80	91
3.593%, VAR ICE LIBOR USD 3 Month+1.370%, 07/21/2028	210	231
3.550%, VAR ICE LIBOR USD 3 Month+0.780%, 03/05/2024	80	84
3.500%, 04/19/2026	130	143
3.300%, 01/11/2023	60	63
Bank of New York Mellon MTN
3.300%, 08/23/2029	790	876
1.600%, 04/24/2025	40	41
Blackstone Holdings Finance
1.600%, 03/30/2031 (B)	590	560
Capital One Financial
3.300%, 10/30/2024	480	517
Carlyle Finance Subsidiary
3.500%, 09/19/2029 (B)	716	769
Charles Schwab
3.850%, 05/21/2025	110	122
Citigroup
8.125%, 07/15/2039	12	21
5.500%, 09/13/2025	450	524
5.300%, 05/06/2044	31	42
4.650%, 07/30/2045	28	36

40	New Covenant Funds / Annual Report / June 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
4.450%, 09/29/2027	$120	$137
4.412%, VAR United States Secured Overnight Financing Rate+3.914%, 03/31/2031	100	117
4.400%, 06/10/2025	160	179
4.300%, 11/20/2026	40	45
4.125%, 07/25/2028	40	45
4.075%, VAR ICE LIBOR USD 3 Month+1.192%, 04/23/2029	240	272
4.050%, 07/30/2022	40	42
3.668%, VAR ICE LIBOR USD 3 Month+1.390%, 07/24/2028	340	375
3.500%, 05/15/2023	100	105
3.400%, 05/01/2026	354	386
3.200%, 10/21/2026	287	311
3.106%, VAR United States Secured Overnight Financing Rate+2.842%, 04/08/2026	150	161
2.572%, VAR United States Secured Overnight Financing Rate+2.107%, 06/03/2031	200	206
1.678%, VAR United States Secured Overnight Financing Rate+1.667%, 05/15/2024	903	922
Equitable Financial Life Global Funding
1.400%, 07/07/2025 (B)	673	679
Goldman Sachs Group
5.750%, 01/24/2022	662	682
4.250%, 10/21/2025	190	212
4.223%, VAR ICE LIBOR USD 3 Month+1.301%, 05/01/2029	650	741
3.800%, 03/15/2030	530	596
3.691%, VAR ICE LIBOR USD 3 Month+1.510%, 06/05/2028	400	442
3.500%, 04/01/2025	80	87
3.500%, 11/16/2026	90	98
Goldman Sachs Group MTN
4.000%, 03/03/2024	420	456
Guardian Life Global Funding
1.100%, 06/23/2025 (B)	30	30
JPMorgan Chase
4.452%, VAR ICE LIBOR USD 3 Month+1.330%, 12/05/2029	200	234
4.203%, VAR ICE LIBOR USD 3 Month+1.260%, 07/23/2029	773	888
4.023%, VAR ICE LIBOR USD 3 Month+1.000%, 12/05/2024	230	248
4.005%, VAR ICE LIBOR USD 3 Month+1.120%, 04/23/2029	100	113
3.875%, 09/10/2024	290	316
2.522%, VAR United States Secured Overnight Financing Rate+2.040%, 04/22/2031	190	196

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.083%, VAR United States Secured Overnight Financing Rate+1.850%, 04/22/2026	$130	$134
1.514%, VAR United States Secured Overnight Financing Rate+1.455%, 06/01/2024	210	214
KKR Group Finance VI
3.750%, 07/01/2029 (B)	1,149	1,283
Liberty Mutual Group
4.569%, 02/01/2029 (B)	321	375
4.250%, 06/15/2023 (B)	91	97
Lincoln National
3.400%, 01/15/2031	451	493
MassMutual Global Funding II MTN
0.850%, 06/09/2023 (B)	220	222
Morgan Stanley MTN
3.772%, VAR ICE LIBOR USD 3 Month+1.140%, 01/24/2029	150	168
3.750%, 02/25/2023	1,110	1,170
3.622%, VAR United States Secured Overnight Financing Rate+3.120%, 04/01/2031	475	530
2.699%, VAR United States Secured Overnight Financing Rate+1.143%, 01/22/2031	200	209
2.188%, VAR United States Secured Overnight Financing Rate+1.990%, 04/28/2026	400	415
New York Life Global Funding
0.950%, 06/24/2025 (B)	60	60
Peachtree Corners Funding Trust
3.976%, 02/15/2025 (B)	944	1,033
Principal Life Global Funding II
1.250%, 06/23/2025 (B)	20	20
State Street
3.152%, VAR United States Secured Overnight Financing Rate+2.650%, 03/30/2031	50	55
Truist Financial MTN
1.267%, VAR United States Secured Overnight Financing Rate+0.609%, 03/02/2027	686	685
US Bancorp
3.375%, 02/05/2024	540	578
1.450%, 05/12/2025	160	164
USAA Capital
2.125%, 05/01/2030 (B)	150	152
Wells Fargo
3.000%, 10/23/2026	190	205
2.188%, VAR United States Secured Overnight Financing Rate+2.000%, 04/30/2026	130	135

New Covenant Funds / Annual Report / June 30, 2021	41

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Wells Fargo MTN
5.013%, VAR United States Secured Overnight Financing Rate+4.502%, 04/04/2051	$380	$521
4.900%, 11/17/2045	30	38
4.478%, VAR United States Secured Overnight Financing Rate+4.032%, 04/04/2031	130	154
4.300%, 07/22/2027	200	228
3.750%, 01/24/2024	540	581
3.450%, 02/13/2023	120	126
2.879%, VAR United States Secured Overnight Financing Rate+1.432%, 10/30/2030	100	106
2.393%, VAR United States Secured Overnight Financing Rate+2.100%, 06/02/2028	290	301
1.654%, VAR United States Secured Overnight Financing Rate+1.600%, 06/02/2024	160	163

		29,607

Health Care — 3.0%
Abbott Laboratories
3.400%, 11/30/2023	175	187
AbbVie
4.250%, 11/21/2049	30	36
3.800%, 03/15/2025	40	44
3.750%, 11/14/2023	20	21
3.600%, 05/14/2025	10	11
3.450%, 03/15/2022	120	122
3.200%, 11/21/2029	40	43
2.950%, 11/21/2026	20	22
2.600%, 11/21/2024	140	148
2.300%, 11/21/2022	1,046	1,074
Adventist Health System
2.433%, 09/01/2024	431	443
Aetna
2.800%, 06/15/2023	20	21
Anthem
3.125%, 05/15/2022	340	348
Baylor Scott & White Holdings
1.947%, 11/15/2021	1,226	1,228
Becton Dickinson
4.685%, 12/15/2044	40	50
3.734%, 12/15/2024	24	26
3.363%, 06/06/2024	410	439
Bristol-Myers Squibb
3.875%, 08/15/2025	71	79
3.550%, 08/15/2022	60	62
3.400%, 07/26/2029	50	56
3.200%, 06/15/2026	120	132
2.900%, 07/26/2024	154	164

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.600%, 05/16/2022	$80	$82
2.250%, 08/15/2021	70	70
Cigna
4.375%, 10/15/2028	400	465
4.125%, 11/15/2025	200	224
3.750%, 07/15/2023	16	17
3.500%, 06/15/2024	160	172
1.250%, 03/15/2026	725	727
CommonSpirit Health
4.200%, 08/01/2023	473	506
CVS Health
5.050%, 03/25/2048	60	78
4.300%, 03/25/2028	420	483
3.875%, 07/20/2025	95	105
3.625%, 04/01/2027	180	199
1.750%, 08/21/2030	200	193
CVS Pass-Through Trust
7.507%, 01/10/2032 (B)	1,058	1,341
Eli Lilly
2.350%, 05/15/2022	170	173
Gilead Sciences
2.500%, 09/01/2023	50	52
Humana
4.500%, 04/01/2025	10	11
3.150%, 12/01/2022	240	247
2.900%, 12/15/2022	290	299
Johnson & Johnson
0.950%, 09/01/2027	100	98
0.550%, 09/01/2025	50	50
Merck
1.450%, 06/24/2030	50	49
0.750%, 02/24/2026	80	80
Pfizer
2.625%, 04/01/2030	100	106
1.700%, 05/28/2030	50	50
0.800%, 05/28/2025	110	110
SSM Health Care
3.688%, 06/01/2023	644	676
Thermo Fisher Scientific
4.133%, 03/25/2025	463	513
UnitedHealth Group
4.450%, 12/15/2048	10	13
4.250%, 06/15/2048	10	12
3.875%, 12/15/2028	30	35
3.750%, 07/15/2025	30	33
3.500%, 06/15/2023	20	21
2.875%, 12/15/2021	50	51
2.375%, 10/15/2022	10	10
2.000%, 05/15/2030	30	30
1.250%, 01/15/2026	20	20

		12,157

42	New Covenant Funds / Annual Report / June 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Industrials — 1.7%
3M
3.700%, 04/15/2050	$150	$177
2.375%, 08/26/2029	30	31
Air Lease
3.375%, 07/01/2025	100	107
Burlington Northern Santa Fe
4.550%, 09/01/2044	10	13
Carrier Global
2.700%, 02/15/2031	10	10
Continental Airlines Pass-Through Trust, Ser 2012-2, Cl A
4.000%, 10/29/2024	568	600
Deere
3.750%, 04/15/2050	30	36
3.100%, 04/15/2030	10	11
Delta Air Lines Pass-Through Trust, Ser 2015-1, Cl AA
3.625%, 07/30/2027	501	538
Delta Air Lines Pass-Through Trust, Ser 2019-1, Cl AA
3.204%, 04/25/2024	621	657
Eaton
2.750%, 11/02/2022	450	465
General Electric
3.625%, 05/01/2030	330	368
3.450%, 05/01/2027	400	440
General Electric MTN
6.875%, 01/10/2039	4	6
Honeywell International
1.350%, 06/01/2025	50	51
International Lease Finance
5.875%, 08/15/2022	400	423
Penske Truck Leasing LP
3.900%, 02/01/2024 (B)	965	1,035
Republic Services
3.200%, 03/15/2025	180	193
Ryder System MTN
3.350%, 09/01/2025	836	904
Union Pacific
3.750%, 07/15/2025	20	22
2.891%, 04/06/2036 (B)	20	21
United Airlines Pass-Through Trust, Ser 2014-1, Cl A
4.000%, 04/11/2026	631	665

		6,773

Information Technology — 1.4%
Adobe
2.300%, 02/01/2030	210	219
Apple
3.350%, 02/09/2027	210	233

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
2.900%, 09/12/2027	$110	$120
2.450%, 08/04/2026	70	75
1.125%, 05/11/2025	130	132
Broadcom
4.700%, 04/15/2025	180	203
4.110%, 09/15/2028	515	579
3.150%, 11/15/2025	240	257
Intel
4.750%, 03/25/2050	10	13
3.700%, 07/29/2025	30	33
Mastercard
3.850%, 03/26/2050	10	12
3.375%, 04/01/2024	60	65
Micron Technology
2.497%, 04/24/2023	70	72
Microsoft
3.300%, 02/06/2027	90	100
2.400%, 02/06/2022	150	152
1.550%, 08/08/2021	110	110
NVIDIA
3.700%, 04/01/2060	90	106
3.500%, 04/01/2040	130	147
3.500%, 04/01/2050	290	327
2.850%, 04/01/2030	90	97
Oracle
2.875%, 03/25/2031	30	31
2.500%, 10/15/2022	130	134
2.500%, 04/01/2025	738	775
1.650%, 03/25/2026	150	152
PayPal Holdings
1.650%, 06/01/2025	60	62
1.350%, 06/01/2023	571	581
salesforce.com
3.700%, 04/11/2028	150	171
3.250%, 04/11/2023	70	73
1.500%, 07/15/2028	510	509
Texas Instruments
1.750%, 05/04/2030	40	40
Visa
4.300%, 12/14/2045	10	13
3.150%, 12/14/2025	110	120
1.900%, 04/15/2027	60	62

		5,775

Real Estate — 0.8%
Alexandria Real Estate Equities
3.450%, 04/30/2025	802	874
Digital Realty Trust
3.600%, 07/01/2029	815	905
Healthcare Trust of America Holdings
3.100%, 02/15/2030	769	817

New Covenant Funds / Annual Report / June 30, 2021	43

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
CORPORATE OBLIGATIONS (continued)
Spirit Realty
2.100%, 03/15/2028	$583	$581

		3,177

Utilities — 1.4%
Aquarion
4.000%, 08/15/2024 (B)	227	246
Commonwealth Edison
3.700%, 08/15/2028	468	532
Duke Energy
2.400%, 08/15/2022	150	153
Duke Energy Florida
3.200%, 01/15/2027	440	480
FirstEnergy
4.750%, 03/15/2023	380	401
3.350%, 07/15/2022	330	336
1.600%, 01/15/2026	30	29
National Rural Utilities Cooperative Finance
2.850%, 01/27/2025	1,060	1,127
Northern States Power
7.125%, 07/01/2025	1,190	1,468
Pacific Gas and Electric
2.100%, 08/01/2027	130	126
1.750%, 06/16/2022	100	100
Public Service Enterprise Group
2.875%, 06/15/2024	713	756

		5,754

Total Corporate Obligations (Cost $89,614) ($ Thousands)		94,304

U.S. TREASURY OBLIGATIONS — 20.9%
U.S. Treasury Bonds
2.375%, 05/15/2051	890	950
2.000%, 02/15/2050	850	835
1.875%, 02/15/2041	1,544	1,511
1.875%, 02/15/2051	3,690	3,522
1.625%, 11/15/2050	1,400	1,257
1.375%, 11/15/2040	880	791
1.375%, 08/15/2050	3,760	3,170
1.250%, 05/15/2050	3,970	3,242
1.125%, 08/15/2040	1,060	912
U.S. Treasury Inflation-Protected Securities
2.125%, 02/15/2040	309	460
1.750%, 01/15/2028	89	108
1.375%, 02/15/2044	424	585
0.750%, 02/15/2042	414	503
0.125%, 10/15/2024	1,810	1,951
0.125%, 01/15/2030	796	874

Description	Face Amount (Thousands)	Market Value ($ Thousands)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
1.625%, 05/15/2031	$1,510	$1,533
1.250%, 03/31/2028	1,280	1,285
1.250%, 04/30/2028	3,590	3,601
1.250%, 05/31/2028	1,700	1,704
1.250%, 06/30/2028	140	140
1.125%, 02/15/2031	7,088	6,881
0.750%, 04/30/2026	4,835	4,811
0.750%, 05/31/2026	14,130	14,049
0.750%, 01/31/2028	2,800	2,726
0.625%, 11/30/2027	1,410	1,365
0.625%, 12/31/2027	1,760	1,702
0.625%, 08/15/2030	1,296	1,207
0.375%, 04/30/2025	20	20
0.375%, 11/30/2025	290	285
0.375%, 01/31/2026	12,523	12,272
0.250%, 05/15/2024	260	259
0.250%, 05/31/2025	8,800	8,652
0.250%, 06/30/2025	260	255
0.250%, 08/31/2025	730	715
0.250%, 09/30/2025	10	10
0.125%, 08/31/2022	1,810	1,810

Total U.S. Treasury Obligations (Cost $87,126) ($ Thousands)		85,953

ASSET-BACKED SECURITIES — 8.7%
Automotive — 1.1%
Avis Budget Rental Car Funding AESOP, Ser 2020-2A, Cl A
2.020%, 02/20/2027 (B)	440	453
Avis Budget Rental Car Funding AESOP, Ser 2021-1A, Cl A
1.380%, 08/20/2027 (B)	310	309
Capital One Prime Auto Receivables Trust, Ser 2019-2, Cl A4
1.960%, 02/18/2025	1,662	1,703
Ford Credit Auto Owner Trust, Ser 2020-REV2, Cl A
1.060%, 04/15/2033 (B)	1,144	1,143
Hertz Vehicle Financing III, Ser 2021-2A, Cl B
2.120%, 12/27/2027 (B)	160	160
Hertz Vehicle Financing III, Ser 2021-2A, Cl C
2.520%, 12/27/2027 (B)	300	302
Hertz Vehicle Financing, Ser 2021-1A, Cl B
1.560%, 12/26/2025 (B)	240	241

44	New Covenant Funds / Annual Report / June 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Hertz Vehicle Financing, Ser 2021-1A, Cl C
2.050%, 12/26/2025 (B)	$210	$211

		4,522

Home — 0.2%
Lake Country Mortgage Loan Trust, Ser 2006-HE1, Cl M5
3.092%, VAR ICE LIBOR USD 1 Month+3.000%, 07/25/2034 (B)	327	331
Master Asset-Backed Securities Trust, Ser 2007-NCW, Cl A1
0.392%, VAR ICE LIBOR USD 1 Month+0.300%, 05/25/2037 (B)	185	170
New Century Home Equity Loan Trust, Ser 2003-A, Cl A
0.812%, VAR ICE LIBOR USD 1 Month+0.720%, 10/25/2033 (B)	67	66

		567

Other Asset-Backed Securities — 7.4%
AEP Texas Restoration Funding, Ser 2019-1, Cl A2
2.294%, 08/01/2031	1,646	1,724
Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Ser 2005-R7, Cl M2
0.842%, VAR ICE LIBOR USD 1 Month+0.750%, 09/25/2035	114	114
AMSR Trust, Ser 2020-SFR4, Cl A
1.355%, 11/17/2037 (B)	463	461
Applebee’s Funding, Ser 2019-1A, Cl A2I
4.194%, 06/07/2049 (B)	298	305
CF Hippolyta, Ser 2020-1, Cl A1
1.690%, 07/15/2060 (B)	523	531
Citigroup Mortgage Loan Trust, Ser 2007-WFH3, Cl A3
0.342%, VAR ICE LIBOR USD 1 Month+0.250%, 06/25/2037	74	73
Corevest American Finance Trust, Ser 2021-1, Cl A
1.569%, 04/15/2053 (B)	517	516
Countrywide Home Equity Loan Trust, Ser 2006-F, Cl 2A1A
0.213%, VAR ICE LIBOR USD 1 Month+0.140%, 07/15/2036	228	212
DB Master Finance, Ser 2017-1A, Cl A2I
3.629%, 11/20/2047 (B)	425	430
FirstKey Homes Trust, Ser 2020-SFR2, Cl A
1.266%, 10/19/2037 (B)	894	893
FirstKey Homes Trust, Ser 2021-SFR1
1.538%, 08/17/2028 (B)	795	795

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
Hardee’s Funding, Ser 2021-1A, Cl A2
2.865%, 06/20/2051 (B)	$400	$401
Invitation Homes Trust, Ser 2018-SFR1, Cl A
0.782%, VAR ICE LIBOR USD 1 Month+0.700%, 03/17/2037 (B)	1,291	1,292
Merrill Lynch Mortgage Investors Trust, Ser 2004-WMC5, Cl M1
1.022%, VAR ICE LIBOR USD 1 Month+0.930%, 07/25/2035	183	183
MMAF Equipment Finance, Ser 2018-A, Cl A3
3.200%, 09/12/2022 (B)	427	429
Morgan Stanley ABS Capital I Trust, Ser 2004-NC7, Cl M1
0.947%, VAR ICE LIBOR USD 1 Month+0.855%, 07/25/2034	402	394
Navient Student Loan Trust, Ser 2016-3A, Cl A3
1.442%, VAR ICE LIBOR USD 1 Month+1.350%, 06/25/2065 (B)	398	407
Navient Student Loan Trust, Ser 2016-6A, Cl A3
1.392%, VAR ICE LIBOR USD 1 Month+1.300%, 03/25/2066 (B)	550	569
Navient Student Loan Trust, Ser 2019-BA, Cl A2A
3.390%, 12/15/2059 (B)	165	172
Oak Street Investment Grade Net Lease Fund, Ser 2021-1A, Cl A1
1.480%, 01/20/2051 (B)	982	984
Palmer Square CLO, Ser 2021-2A, Cl A1A3
1.155%, VAR ICE LIBOR USD 3 Month+1.000%, 10/17/2031 (B)	693	693
Progress Residential Trust, Ser 2018-SFR3, Cl A
3.880%, 10/17/2035 (B)	639	645
Progress Residential Trust, Ser 2019-SFR2, Cl A
3.147%, 05/17/2036 (B)	300	305
Progress Residential Trust, Ser 2021-SFR2, Cl A
1.546%, 04/19/2038 (B)	597	599
Progress Residential Trust, Ser 2021-SFR3, Cl A
1.637%, 05/17/2026 (B)	557	561
RAAC Series Trust, Ser 2005-SP3, Cl M2
1.292%, VAR ICE LIBOR USD 1 Month+1.200%, 12/25/2035	214	214
Sabey Data Center Issuer, Ser 2020-1, Cl A2
3.812%, 04/20/2045 (B)	339	361
SBA Small Business Investment, Ser 2019-10A, Cl 1
3.113%, 03/10/2029	165	177

New Covenant Funds / Annual Report / June 30, 2021	45

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
SBA Small Business Investment, Ser 2021- 10A, Cl 1
1.667%, 03/10/2031	$580	$594
SDCP, Ser 2021-1
1.881%,	1,027	1,027
SLC Student Loan Trust, Ser 2010-1, Cl A
1.022%, VAR ICE LIBOR USD 3 Month+0.875%, 11/25/2042	205	207
SLM Private Credit Student Loan Trust, Ser 2006-A, Cl A5
0.409%, VAR ICE LIBOR USD 3 Month+0.290%, 06/15/2039	217	211
SLM Student Loan Trust, Ser 2003-7A, Cl A5A
1.319%, VAR ICE LIBOR USD 3 Month+1.200%, 12/15/2033 (B)	119	119
SLM Student Loan Trust, Ser 2005-8, Cl A5
0.346%, VAR ICE LIBOR USD 3 Month+0.170%, 01/25/2040	660	642
SLM Student Loan Trust, Ser 2021-10A, Cl A4
0.789%, VAR ICE LIBOR USD 3 Month+0.670%, 12/17/2068 (B)	100	100
SMB Private Education Loan Trust, Ser 2021-A, Cl A2B
1.590%, 01/15/2053 (B)	380	379
SMB Private Education Loan Trust, Ser 2021-C, Cl B
2.300%, 01/15/2053 (B)	170	169
Stack Infrastructure Issuer, Ser 2019-1A, Cl A2
4.540%, 02/25/2044 (B)	462	489
Store Master Funding I-VII, Ser 2018-1A, Cl A1
3.960%, 10/20/2048 (B)	372	388
Store Master Funding I-VII, Ser 2019-1, Cl A1
2.820%, 11/20/2049 (B)	320	336
Towd Point Mortgage Trust, Ser 2015-5, Cl A1B
2.750%, 05/25/2055 (A)(B)	9	9
Tricon American Homes Trust, Ser 2019- SFR1, Cl A
2.750%, 03/17/2038 (B)	272	284
Tricon American Homes, Ser 2020-SFR1, Cl A
1.499%, 07/17/2038 (B)	531	530
TRP - TRIP Rail Master Funding, Ser 2021-2, Cl A
2.150%, 06/19/2051 (B)	510	511
TRP, Ser 2021-1, Cl A
2.070%, 06/19/2051 (B)	500	497
United States Small Business Administration, Ser 2010-20H, Cl 1
3.520%, 08/01/2030	199	213

Description	Face Amount (Thousands)	Market Value ($ Thousands)
ASSET-BACKED SECURITIES (continued)
United States Small Business Administration, Ser 2011-20B, Cl 1
4.220%, 02/01/2031	$188	$203
United States Small Business Administration, Ser 2011-20J, Cl 1
2.760%, 10/01/2031	132	139
United States Small Business Administration, Ser 2013-20K, Cl 1
3.380%, 11/01/2033	585	632
United States Small Business Administration, Ser 2014-20F, Cl 1
2.990%, 06/01/2034	675	717
United States Small Business Administration, Ser 2015-20C, Cl 1
2.720%, 03/01/2035	663	705
United States Small Business Administration, Ser 2015-20E, Cl 1
2.770%, 05/01/2035	361	382
United States Small Business Administration, Ser 2015-20K, Cl 1
2.700%, 11/01/2035	389	412
United States Small Business Administration, Ser 2017-20J, Cl 1
2.850%, 10/01/2037	532	564
United States Small Business Administration, Ser 2018-20E, Cl 1
3.500%, 05/01/2038	1,061	1,174
United States Small Business Administration, Ser 2018-20J, Cl 1
3.770%, 10/01/2038	571	638
United States Small Business Administration, Ser 2019-25G, Cl 1
2.690%, 07/01/2044	56	60
Vantage Data Centers, Ser 2020-2A, Cl A2
1.992%, 09/15/2045 (B)	1,000	994
Verizon Owner Trust, Ser 2019-B, Cl A1A
2.330%, 12/20/2023	624	631
Wendy’s Funding, Ser 2019-1A, Cl A2I
3.783%, 06/15/2049 (B)	321	343
Wendy’s Funding, Ser 2021-1A, Cl A2I
2.370%, 06/15/2051 (B)	1,028	1,037
Wendy’s Funding, Ser 2021-1A, Cl A2II
2.775%, 06/15/2051 (B)	673	679

		30,455

Total Asset-Backed Securities (Cost $34,893) ($ Thousands)		35,544

FOREIGN BONDS — 6.2%
Abu Dhabi National Energy PJSC MTN
3.400%, 04/29/2051 (B)	200	210
2.000%, 04/29/2028 (B)	280	281

46	New Covenant Funds / Annual Report / June 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
FOREIGN BONDS (continued)
Anglo American Capital
3.625%, 09/11/2024 (B)	$200	$216
Banco Santander
3.125%, 02/23/2023	200	208
2.746%, 05/28/2025	200	211
1.308%, 04/12/2023	200	203
Bank of Montreal MTN
1.850%, 05/01/2025	130	134
Bank of Nova Scotia
1.300%, 06/11/2025	70	71
Barclays Bank
1.700%, 05/12/2022	200	202
BHP Billiton Finance USA
2.875%, 02/24/2022	10	10
BMW US Capital
1.850%, 09/15/2021 (B)	20	20
BNP Paribas
5.198%, 01/10/2030 (B)	200	241
4.705%, 01/10/2025 (B)	270	294
4.400%, 08/14/2028 (B)	200	231
2.871%, 04/19/2032 (B)	200	205
1.675%, 06/30/2027 (B)	290	290
BP Capital Markets PLC
3.535%, 11/04/2024	20	22
BPCE MTN
3.000%, 05/22/2022 (B)	640	655
Cooperatieve Rabobank UA
4.375%, 08/04/2025	500	558
3.950%, 11/09/2022	670	701
3.875%, 09/26/2023 (B)	595	639
Credit Agricole MTN
1.907%, 06/16/2026 (B)	250	255
Credit Suisse Group
4.194%, 04/01/2031 (B)	250	281
1.305%, 02/02/2027 (B)	471	461
Credit Suisse NY
2.950%, 04/09/2025	250	268
Daiwa Securities Group
3.129%, 04/19/2022 (B)	50	51
Danske Bank
5.000%, 01/12/2022 (B)	200	205
3.001%, 09/20/2022 (B)	200	201
1.226%, 06/22/2024 (B)	200	202
Ecopetrol
5.375%, 06/26/2026	140	154
Equate Petrochemical BV MTN
4.250%, 11/03/2026 (B)	200	222
2.625%, 04/28/2028 (B)	230	232
Glencore Funding
4.125%, 05/30/2023 (B)	890	947
4.125%, 03/12/2024 (B)	60	65

Description	Face Amount (Thousands)	Market Value ($ Thousands)
FOREIGN BONDS (continued)
HSBC Holdings PLC
4.583%, 06/19/2029	$200	$231
Intesa Sanpaolo
5.017%, 06/26/2024 (B)	200	218
3.375%, 01/12/2023 (B)	200	208
3.125%, 07/14/2022 (B)	200	205
KazMunayGas National JSC
5.375%, 04/24/2030 (B)	400	478
Lloyds Banking Group
2.858%, 03/17/2023	434	442
1.326%, 06/15/2023	360	363
Macquarie Bank
2.300%, 01/22/2025 (B)	1,188	1,239
Macquarie Group MTN
4.150%, 03/27/2024 (B)	495	524
Mitsubishi UFJ Financial Group
3.407%, 03/07/2024	510	547
Natwest Group
4.519%, 06/25/2024	290	311
4.269%, 03/22/2025	200	217
Nutrien
1.900%, 05/13/2023	501	513
NXP BV
4.625%, 06/01/2023 (B)	479	515
2.700%, 05/01/2025 (B)	40	42
OCP
4.500%, 10/22/2025 (B)	400	432
Orbia Advance
2.875%, 05/11/2031 (B)	200	201
ORIX
4.050%, 01/16/2024	365	395
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN
5.450%, 05/21/2028 (B)	370	431
Petrobras Global Finance BV
6.850%, 06/05/2115	150	172
Petroleos del Peru
4.750%, 06/19/2032 (B)	400	420
Petroleos Mexicanos
4.875%, 01/18/2024	190	200
Royal Bank of Canada MTN
1.600%, 04/17/2023	120	122
1.150%, 06/10/2025	70	70
Santander UK Group Holdings PLC
3.571%, 01/10/2023	200	203
Shell International Finance BV
3.250%, 05/11/2025	150	163
3.250%, 04/06/2050	110	117
2.875%, 05/10/2026	90	97
2.750%, 04/06/2030	40	43
2.375%, 04/06/2025	548	576
1.750%, 09/12/2021	690	692

New Covenant Funds / Annual Report / June 30, 2021	47

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Income Fund (Continued)

Description	Face Amount (Thousands)	Market Value ($ Thousands)
FOREIGN BONDS (continued)
Sinopec Group Overseas Development
4.375%, 04/10/2024 (B)	$290	$317
SMBC Aviation Capital Finance DAC
4.125%, 07/15/2023 (B)	200	213
Southern Copper
3.500%, 11/08/2022	130	134
Standard Chartered
0.991%, 01/12/2025 (B)	670	668
Suzano Austria GmbH
3.125%, 01/15/2032	510	505
Swedbank
1.300%, 06/02/2023 (B)	200	203
Tencent Holdings MTN
3.595%, 01/19/2028 (B)	250	274
Teva Pharmaceutical Finance BV
2.950%, 12/18/2022	30	30
Teva Pharmaceutical Finance Netherlands III BV
2.200%, 07/21/2021	227	227
Toronto-Dominion Bank MTN
1.150%, 06/12/2025	918	925
0.750%, 06/12/2023	130	131
Toyota Motor
1.339%, 03/25/2026	210	212
UBS
1.750%, 04/21/2022 (B)	200	202
UBS Group Funding Jersey
4.125%, 04/15/2026 (B)	634	711
UBS Group Funding Switzerland
4.253%, 03/23/2028 (B)	250	283
3.491%, 05/23/2023 (B)	390	401
Vale Overseas
6.875%, 11/21/2036	148	203
6.250%, 08/10/2026	240	289

Total Foreign Bonds (Cost $24,154) ($ Thousands)		25,461

SOVEREIGN DEBT — 2.3%
Abu Dhabi Government International Bond
2.500%, 10/11/2022 (B)	490	504
Chile Government International Bond
3.100%, 05/07/2041	260	260
Colombia Government International Bond
5.625%, 02/26/2044	280	317
5.200%, 05/15/2049	310	340
3.125%, 04/15/2031	220	215
Indonesia Government International Bond MTN
5.125%, 01/15/2045 (B)	200	247

Description	Face Amount (Thousands)	Market Value ($ Thousands)
SOVEREIGN DEBT (continued)
3.850%, 07/18/2027 (B)	$200	$223
3.750%, 04/25/2022	370	380
Kuwait International Government Bond
3.500%, 03/20/2027 (B)	210	234
Mexico Government International Bond
4.000%, 10/02/2023	118	128
3.600%, 01/30/2025	380	417
Panama Government International Bond
6.700%, 01/26/2036	190	258
4.300%, 04/29/2053	300	332
Peruvian Government International Bond
5.625%, 11/18/2050	310	426
3.300%, 03/11/2041	340	343
Poland Government International Bond
4.000%, 01/22/2024	450	490
Province of Quebec Canada
2.625%, 02/13/2023	500	519
Province of Quebec Canada, Ser A MTN
6.350%, 01/30/2026	1,010	1,228
Qatar Government International Bond
3.250%, 06/02/2026	620	679
Russian Foreign Bond - Eurobond
7.500%, 03/31/2030	100	115
5.875%, 09/16/2043	400	534
5.625%, 04/04/2042	400	513
Uruguay Government International Bond
4.375%, 01/23/2031	580	675

Total Sovereign Debt (Cost $8,607) ($ Thousands)		9,377

MUNICIPAL BONDS — 1.0%
California — 0.1%
San Jose, Financing Authority, RB
1.311%, 06/01/2026	540	538

Florida — 0.1%
Florida State, Board of Administration Finance, Ser A, RB
2.638%, 07/01/2021	420	420

Michigan — 0.2%
Michigan State, Finance Authority, RB Callable 03/01/2024 @ 100
2.988%, 09/01/2049 (D)	755	808

Missouri — 0.2%
University of Missouri, System Facilities, RB Callable 10/01/2025 @ 100
1.714%, 11/01/2025	725	747

48	New Covenant Funds / Annual Report / June 30, 2021

Description	Face Amount (Thousands)	Market Value ($ Thousands)
MUNICIPAL BONDS (continued)
New Jersey — 0.0%
New Jersey State, Transportation Trust Fund Authority, RB
2.551%, 06/15/2023	$125	$129

New York — 0.2%
New York State, Urban Development, RB
3.350%, 03/15/2026	665	732

Wisconsin — 0.2%
Wisconsin State, Ser A, RB, AGM
5.700%, 05/01/2026	745	867

Total Municipal Bonds (Cost $4,045) ($ Thousands)		4,241

U.S. GOVERNMENT AGENCY OBLIGATION — 0.3%
FHLMC
2.375%, 01/13/2022	1,090	1,103

Total U.S. Government Agency Obligation (Cost $1,091) ($ Thousands)		1,103

	Shares
CASH EQUIVALENT — 2.2%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	9,145,196	9,145

Total Cash Equivalent (Cost $9,145) ($ Thousands)		9,145

Total Investments in Securities — 103.5% (Cost $416,393) ($ Thousands)		$424,460

	Contracts
WRITTEN OPTIONS* — 0.0%
Total Written Options (E) (Premiums Received $46) ($ Thousands)	(90)	$(42)

A list of open options contracts held by the Fund at June 30, 2021 is as follows:

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)
WRITTEN OPTIONS — 0.0%
Put Options
August 2021, U.S. Bond Future Option*	(8)	$(7)	$158.00	07/17/21	$(3)
August 2021, U.S. Bond Future Option*	(28)	(9)	157.00	07/17/21	(6)

		(16)			(9)

New Covenant Funds / Annual Report / June 30, 2021	49

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Income Fund (Concluded)

Description	Number of Contracts	Notional Amount (Thousands) ††	Exercise Price	Expiration Date	Value (Thousands)
WRITTEN OPTIONS (continued)
Call Options
July 2021, U.S. 10 Year Future Option*	(13)	$(2)	$132.50	07/17/21	$(3)
July 2021, U.S. 10 Year Future Option*	(10)	(5)	161.00	07/17/21	(5)
August 2021, U.S. 10 Year Future Option*	(18)	(11)	132.50	07/17/21	(9)
August 2021, U.S. 10 Year Future Option*	(13)	(12)	161.00	07/17/21	(16)

		(30)			(33)

Total Written Options		$(46)			$(42)

†† Represents Cost

A list of the open futures contracts held by the Fund at June 30, 2021 are as follows:

Type of Contract	Number of Contracts	Expiration Date	Notional Amount (Thousands)	Value (Thousands)	Unrealized Appreciation/ (Depreciation) (Thousands)
Long Contracts
90-Day Euro$	191	Dec-2023	$47,235	$47,213	$(22)
U.S. 2-Year Treasury Note	116	Oct-2021	25,596	25,557	(39)
U.S. 5-Year Treasury Note	233	Oct-2021	28,825	28,759	(66)
Ultra 10-Year U.S. Treasury Note	57	Sep-2021	8,318	8,391	73

			109,974	109,920	(54)

Short Contracts
90-Day Euro$	(80)	Dec-2021	$(19,955)	$(19,959)	$(4)
90-Day Euro$	(20)	Dec-2025	(4,900)	(4,912)	(12)
U.S. 10-Year Treasury Note	(116)	Sep-2021	(15,311)	(15,370)	(59)
U.S. Long Treasury Bond	(245)	Sep-2021	(38,195)	(39,384)	(1,189)
U.S. Ultra Long Treasury Bond	(17)	Sep-2021	(3,231)	(3,275)	(44)

			(81,592)	(82,900)	(1,308)

			$28,382	$27,020	$(1,362)

For the year ended June 30, 2021, the total amount of all open options and futures contracts, as presented in the table above, are representative of the volume of activity for this derivative type during the period.

The options contracts and futures contracts are considered to have interest rate risk associated with them.

Percentages are based on Net Assets of $409,969 ($ Thousands).
*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of June 30, 2021.
†	Investment in Affiliated Security (see Note 3).
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(B)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On June 30, 2021, the value of these securities amounted to $66,601 ($ Thousands), representing 16.2% of the Net Assets of the Fund.

(C)	Zero coupon security. The rate shown on the Schedule of Investments is the security’s effective yield at the time of purchase.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(E)	Refer to table below for details on Options Contracts.

AGM — Assured Guaranty Municipal

Cl — Class

CMO — Collateralized Mortgage Obligation

DAC — Designated Activity Company

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

IO — Interest Only — face amount represents notional amount.

LIBOR — London Interbank Offered Rate

MTN — Medium Term Note

PLC — Public Limited Company

RB — Revenue Bond

Ser — Series

TBA — To Be Announced

USD — United States Dollar

VAR — Variable Rate

50	New Covenant Funds / Annual Report / June 30, 2021

The following is a list of the levels of inputs used as of June 30, 2021 in valuing the Fund’s investments and other financial instruments carried at value ($ Thousands):

Investments in Securities	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Mortgage-Backed Securities	–	159,332	–	159,332
Corporate Obligations	–	94,304	–	94,304
U.S. Treasury Obligations	–	85,953	–	85,953
Asset-Backed Securities	–	35,544	–	35,544
Foreign Bonds	–	25,461	–	25,461
Sovereign Debt	–	9,377	–	9,377
Municipal Bonds	–	4,241	–	4,241
U.S. Government Agency Obligation	–	1,103	–	1,103
Cash Equivalent	9,145	–	–	9,145

Total Investments in Securities	9,145	415,315	–	424,460

Other Financial Instruments	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Written Options	(42)	–	–	(42)
Futures Contracts*
Unrealized Appreciation	73	–	–	73
Unrealized Depreciation	(1,435)	–	–	(1,435)

Total Other Financial Instruments	(1,404)	–	–	(1,404)

* Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

For the year ended June 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended June 30, 2021 ($ Thousands):

Security Description	Value 6/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 6/30/2021	Shares	Dividend Income	Capital Gains
SEI Daily Income Trust, Government Fund, Cl F	$9,707	$243,135	$(243,697)	$—	$—	$9,145	9,145,196	$1	$—

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2021	51

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Balanced Growth Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 99.1%
Equity Fund — 61.0%
New Covenant Growth Fund †	3,821,240	$227,402

Total Equity Fund (Cost $101,444) ($ Thousands)		227,402

Fixed Income Fund — 38.1%
New Covenant Income Fund †	5,956,679	142,305

Total Fixed Income Fund (Cost $138,240) ($ Thousands)		142,305

Description	Shares	Market Value ($ Thousands)

CASH EQUIVALENT — 0.9%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	3,257,929	$3,258

Total Cash Equivalent (Cost $3,258) ($ Thousands)		3,258

Total Investments in Securities — 100.0% (Cost $242,942) ($ Thousands)		$372,965

Percentages are based on a Net Assets of $373,014 ($ Thousands).

†	Investment in Affiliated Security (see Note 3).
**	The rate reported is the 7-day effective yield as of June 30, 2021.

Cl — Class

As of June 30, 2021, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended June 30, 2021 ($ Thousands):

Security Description	Value 6/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain	Change in Unrealized Appreciation/ (Depreciation)	Value 06/30/2021	Shares	Income	Capital Gains
New Covenant Growth Fund	$178,467	$15,515	$(30,216)	$6,313	$57,323	$227,402	3,821,240	$1,592	$6,192
New Covenant Income Fund	113,632	38,074	(6,954)	(17)	(2,430)	142,305	5,956,679	2,277	1,469
SEI Daily Income Trust, Government Fund, Cl F	3,298	24,723	(24,763)	—	—	3,258	3,257,929	—	—

Totals	$ 295,397	$ 78,312	$ (61,933)	$ 6,296	$ 54,893	$ 372,965		$ 3,869	$ 7,661

The accompanying notes are an integral part of the financial statements.

Amounts designated as “—” are either $0 or have been rounded to $0.

52	New Covenant Funds / Annual Report / June 30, 2021

SCHEDULE OF INVESTMENTS

June 30, 2021

New Covenant Balanced Income Fund

Sector Weightings (Unaudited)†:

†Percentages are based on total investments.

Description	Shares	Market Value ($ Thousands)
AFFILIATED INVESTMENT FUNDS — 99.1%
Fixed Income Fund — 63.7%
New Covenant Income Fund †	2,360,699	$56,398

Total Fixed Income Fund (Cost $54,675) ($ Thousands)		56,398

Equity Fund — 35.4%
New Covenant Growth Fund †	527,224	31,375

Total Equity Fund (Cost $11,657) ($ Thousands)		31,375

Description	Shares	Market Value ($ Thousands)
CASH EQUIVALENT — 0.8%
SEI Daily Income Trust, Government Fund, Cl F
0.010%**†	717,453	$717

Total Cash Equivalent (Cost $717) ($ Thousands)		717

Total Investments in Securities — 99.9% (Cost $67,049) ($ Thousands)		$88,490

Percentages are based on Net Assets of $88,497 ($ Thousands).

**	Rate shown is the 7-day effective yield as of June 30, 2021.
†	Investment in Affiliated Security (see Note 3).

Cl — Class

As of June 30, 2021, all of the Fund’s investments were considered level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended June 30, 2021, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in Notes to Financial Statements.

The following is a summary of the transactions with affiliates for the year ended June 30, 2021 ($ Thousands):

Security Description	Value 6/30/2020	Purchases at Cost	Proceeds from Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value 06/30/2021	Shares	Income	Capital Gains
New Covenant Income Fund	$50,030	$11,023	$(3,664)	$(28)	$(963)	$56,398	2,360,699	$953	$621
New Covenant Growth Fund	27,937	3,000	(9,115)	3,275	6,278	31,375	527,224	241	944
SEI Daily Income Trust, Government Fund, Cl F	754	10,621	(10,658)	—	—	717	717,453	—	—

Totals	$ 78,721	$24,644	$(23,437)	$3,247	$5,315	$88,490		$1,194	$1,565

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2021	53

STATEMENTS OF ASSETS AND LIABILITIES ($ THOUSANDS)

June 30, 2021

	Growth Fund		Income Fund		Balanced Growth Fund		Balanced Income Fund
Assets:
Investments, at value†	$572,474		$415,315		$—		$—
Affiliated investments, at value††	7,003		9,145		372,965		88,490
Cash and cash equivalents	2,759		—		—		—
Receivable from affiliate	—		52		—		—
Cash pledged as collateral for futures contracts	378		1,070		—		—
Dividends and interest receivable	329		1,731		191		76
Foreign tax reclaim receivable	85		28		—		—
Receivable for variation margin on futures contracts	11		52		—		—
Receivable for investment securities sold	1		6,221		—		—
Receivable for fund shares sold	—		105		14		—
Prepaid expenses	11		8		7		2
Total Assets	583,051		433,727		373,177		88,568
Liabilities:
Options written, at value †††	—		42		—		—
Payable to affiliate	—		—		—		52
Investment advisory fees payable	113		96		—		—
Administration fees payable	95		41		18		5
Social witness and licensing fees payable	72		49		—		—
Shareholder servicing fees payable	47		34		—		—
Payable for fund shares redeemed	12		12		93		—
Trustees’ fees payable	3		2		2		—
CCO fees payable	1		—		—		—
Payable for investment securities purchased	—		22,679		—		—
Income distribution payable	—		494		—		—
Payable to custodian	—		7		—		—
Payable for variation margin on futures contracts	—		210		—		—
Accrued expense payable	80		92		50		14
Total Liabilities	423		23,758		163		71
Net Assets	$582,628		$409,969		$373,014		$88,497
† Cost of investments	$291,965		$407,248		$—		$—
†† Cost of affiliated investments	7,003		9,145		242,942		67,049
††† Cost (premiums received)	—		46		—		—
Net Assets:
Paid-in Capital — (unlimited authorization — par value $0.001)	$283,826		$401,640		$246,490		$66,397
Total distributable earnings	298,802		8,329		126,524		22,100
Net Assets	$582,628		$409,969		$373,014		$88,497
Net Asset Value, Offering and Redemption Price Per Share	$59.51		$23.89		$122.54		$23.84
	(582,628,006 ÷ 9,790,885 shares	)	(409,968,835 ÷ 17,161,067 shares	)	(373,013,926 ÷ 3,044,131 shares	)	(88,497,433 ÷ 3,712,206 shares	)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

54	New Covenant Funds / Annual Report / June 30, 2021

STATEMENTS OF OPERATIONS ($ THOUSANDS)

For the year ended June 30, 2021

	Growth Fund	Income Fund	Balanced Growth Fund	Balanced Income Fund
Investment Income:
Dividend income	$7,339	$—	$—	$—
Dividend income from affiliated registered investment company	1	1	3,869	1,194
Interest income	—	7,644	—	—
Total Investment Income	7,340	7,645	3,869	1,194
Expenses:
Investment advisory fees	2,446	1,585	—	—
Administration fees	1,041	755	502	127
Social witness and licensing fees	781	566	—	—
Shareholder servicing fees	520	377	—	—
Trustee fees	10	8	7	2
Chief compliance officer fees	3	2	2	—
Transfer agent fees	63	43	39	10
Professional fees	56	41	36	9
Printing fees	50	36	32	8
Registration fees	44	33	29	7
Custodian fees	2	51	43	12
Other expenses	37	141	3	1
Total Expenses	5,053	3,638	693	176
Less:
Waiver of investment advisory fees	(1,242)	(542)	—	—
Waiver of administration fees	(64)	(72)	(252)	(47)
Net Expenses	3,747	3,024	441	129
Net Investment Income	3,593	4,621	3,428	1,065
Net Realized and Change in Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	22,026	2,885	—	—
Affiliated investments	—	—	6,296	3,247
Written and purchased options	—	328	—	—
Capital gain distributions received from affiliated investments	—	—	7,661	1,565
Futures contracts	2,949	3,085	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	154,970	(5,808)	—	—
Affiliated investments	—	—	54,893	5,315
Written and purchased options	—	4	—	—
Futures contracts	(34)	(1,199)	—	—
Foreign currency transactions and translation of other assets and liabilities denominated in foreign currencies	4	—	—	—
Net Increase in Net Assets Resulting from Operations	$183,508	$3,916	$72,278	$11,192

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2021	55

STATEMENTS OF CHANGES IN NET ASSETS ($ THOUSANDS)

For the year ended June 30,

	Growth Fund		Income Fund
	2021	2020	2021	2020
Operations:
Net investment income	$3,593	$5,277	$4,621	$6,674
Net realized gain from investments, affiliated investments, written and purchased options and futures contracts	24,975	13,067	6,298	5,392
Net change in unrealized appreciation (depreciation) on investments, affiliated investments, written and purchased options and futures contracts	154,936	17,773	(7,003)	6,775
Net change in unrealized appreciation on foreign currency transactions and translation of other assets and liabilities denominated in foreign currency	4	—	—	—
Net increase in net assets resulting from operations	183,508	36,117	3,916	18,841
Distributions:
Total distributions	(20,222)	(25,032)	(10,946)	(7,695)
Capital Share Transactions:
Proceeds from shares issued	21,553	57,107	103,097	54,297
Reinvestment of dividends & distributions	16,202	19,985	4,775	775
Cost of shares redeemed	(79,906)	(75,642)	(27,086)	(60,503)
Increase (decrease) in net assets derived from capital share transactions	(42,151)	1,450	80,786	(5,431)
Net increase in net assets	121,135	12,535	73,756	5,715
Net Assets:
Beginning of Year	461,493	448,958	336,213	330,498
End of Year	$582,628	$461,493	$409,969	$336,213
Share Transactions:
Shares issued	423	1,471	4,256	2,282
Shares issued in lieu of dividends and distributions	320	453	197	33
Shares redeemed	(1,576)	(1,776)	(1,117)	(2,551)
Increase (decrease) in net assets derived from share transactions	(833)	148	3,336	(236)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

56	New Covenant Funds / Annual Report / June 30, 2021

	Balanced Growth Fund		Balanced Income Fund
	2021	2020	2021	2020
Operations:
Net investment income	$3,428	$4,315	$1,065	$1,351
Net realized gain from affiliated investments	6,296	4,763	3,247	466
Capital gain distributions received from affiliated investments	7,661	7,788	1,565	1,204
Net change in unrealized appreciation on affiliated investments	54,893	4,485	5,315	2,374
Net increase in net assets resulting from operations	72,278	21,351	11,192	5,395
Distributions:
Total distributions	(20,830)	(17,049)	(4,450)	(3,179)
Capital Share Transactions:
Proceeds from shares issued	28,734	12,711	7,845	5,066
Reinvestment of dividends & distributions	18,967	15,444	3,618	2,578
Cost of shares redeemed	(21,616)	(30,798)	(8,498)	(9,518)
Increase (decrease) in net assets derived from capital share transactions	26,085	(2,643)	2,965	(1,874)
Net increase in net assets	77,533	1,659	9,707	342
Net Assets:
Beginning of Year	295,481	293,822	78,790	78,448
End of Year	$373,014	$295,481	$88,497	$78,790
Share Transactions:
Shares issued	249	122	341	237
Shares issued in lieu of dividends and distributions	168	150	158	120
Shares redeemed	(188)	(297)	(366)	(442)
Increase (decrease) in net assets derived from share transactions	229	(25)	133	(85)

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2021	57

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Growth Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$43.44	$42.86	$43.17	$40.15	$34.23
Investment Activities:
Net investment income(1)	0.36	0.51	0.50	0.46	0.27
Net realized and unrealized gains (losses) on securities and foreign currency transactions(1)	17.75	2.56	2.28	5.34	5.91
Total from investment activities	18.11	3.07	2.78	5.80	6.18
Dividends and Distributions from:
Net investment income	(0.40)	(0.50)	(0.50)	(0.39)	(0.26)
Net realized gains	(1.64)	(1.99)	(2.59)	(2.39)	—
Total dividends and distributions	(2.04)	(2.49)	(3.09)	(2.78)	(0.26)
Net Asset Value, End of Year	$59.51	$43.44	$42.86	$43.17	$40.15
Total Return†	42.58%	7.18%	7.21%	14.74%	18.12%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$582,628	$461,493	$448,958	$428,674	$412,229
Ratio of net expenses to average net assets	0.72%	0.72%	0.85%	0.87%	0.95%
Ratio of expenses to average net assets, excluding waivers	0.97%	0.99%	1.12%	1.12%	1.13%
Ratio of net investment income to average net assets	0.69%	1.19%	1.19%	1.08%	0.73%
Portfolio turnover rate	4%	19%	47%	24%	50%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements

58	New Covenant Funds / Annual Report / June 30, 2021

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Income Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$24.32	$23.50	$22.62	$23.21	$23.58
Investment Activities:
Net investment income(1)	0.30	0.48	0.52	0.45	0.37
Net realized and unrealized gains (losses) on securities (1)	(0.02)	0.89	0.92	(0.57)	(0.31)
Total from investment activities	0.28	1.37	1.44	(0.12)	0.06
Dividends and Distributions from:
Net investment income	(0.43)	(0.55)	(0.56)	(0.47)	(0.43)
Net realized gains	(0.28)	—	—	—	—
Total dividends and distributions	(0.71)	(0.55)	(0.56)	(0.47)	(0.43)
Net Asset Value, End of Year	$23.89	$24.32	$23.50	$22.62	$23.21
Total Return†	1.13%	5.91%	6.46%	(0.54)%	0.27%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$409,969	$336,213	$330,498	$318,955	$305,157
Ratio of net expenses to average net assets	0.80%	0.80%	0.80%	0.80%	0.80%
Ratio of expenses to average net assets, excluding waivers	0.96%	0.96%	0.95%	0.95%	0.95%
Ratio of net investment income to average net assets	1.22%	2.01%	2.29%	1.95%	1.58%
Portfolio turnover rate	112%	144%	188%	210%	140%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2021	59

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Balanced Growth Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$104.95	$103.45	$102.94	$96.48	$90.32
Investment Activities:
Net investment income(1)	1.18	1.53	1.58	1.23	0.94
Net realized and unrealized gains (losses) on securities (1)	23.76	6.09	5.21	6.86	8.44
Total from investment activities	24.94	7.62	6.79	8.09	9.38
Dividends and Distributions from:
Net investment income	(2.03)	(1.95)	(1.83)	(0.90)	(0.94)
Net realized gains	(5.32)	(4.17)	(4.45)	(0.73)	(2.28)
Total dividends and distributions	(7.35)	(6.12)	(6.28)	(1.63)	(3.22)
Net Asset Value, End of Year	$122.54	$104.95	$103.45	$102.94	$96.48
Total Return†	24.50%	7.57%	7.12%	8.45%	10.59%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$373,014	$295,481	$293,822	$290,444	$285,970
Ratio of net expenses to average net assets	0.13%	0.13%	0.13%	0.13%	0.14%
Ratio of expenses to average net assets, excluding waivers	0.21%	0.21%	0.21%	0.21%	0.23%
Ratio of net investment income to average net assets	1.02%	1.49%	1.56%	1.22%	1.01%
Portfolio turnover rate	11%	22%	16%	11%	4%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

Amounts designated as ‘‘—‘‘ are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

60	New Covenant Funds / Annual Report / June 30, 2021

FINANCIAL HIGHLIGHTS

For the years ended June 30,

For a Share Outstanding Throughout the Year

	Balanced Income Fund
	2021	2020	2019	2018	2017
Net Asset Value, Beginning of Year	$22.01	$21.41	$21.23	$20.74	$20.06
Investment Activities:
Net investment income(1)	0.29	0.38	0.39	0.31	0.25
Net realized and unrealized gains (losses) on securities (1)	2.76	1.11	0.96	0.63	0.95
Total from investment activities	3.05	1.49	1.35	0.94	1.20
Dividends and Distributions from:
Net investment income	(0.49)	(0.40)	(0.42)	(0.29)	(0.25)
Net realized gains	(0.73)	(0.49)	(0.75)	(0.16)	(0.27)
Total dividends and distributions	(1.22)	(0.89)	(1.17)	(0.45)	(0.52)
Net Asset Value, End of Year	$23.84	$22.01	$21.41	$21.23	$20.74
Total Return†	14.24%	7.14%	6.76%	4.57%	6.11%
Supplemental Data and Ratios:
Net assets, end of year ($ Thousands)	$88,497	$78,790	$78,448	$77,329	$79,100
Ratio of net expenses to average net assets	0.15%	0.15%	0.15%	0.15%	0.19%
Ratio of expenses to average net assets, excluding waivers	0.21%	0.21%	0.20%	0.21%	0.23%
Ratio of net investment income to average net assets	1.25%	1.76%	1.86%	1.48%	1.25%
Portfolio turnover rate	15%	19%	11%	10%	5%

†	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share net investment income and net realized and unrealized gains/(losses) calculated using average shares.

The accompanying notes are an integral part of the financial statements.

New Covenant Funds / Annual Report / June 30, 2021	61

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

1. ORGANIZATION

New Covenant Funds (the “Trust”), an open-end, diversified management investment company, was organized as a Delaware business trust on September 30, 1998. It currently consists of four investment funds: New Covenant Growth Fund (“Growth Fund”), New Covenant Income Fund (“Income Fund”), New Covenant Balanced Growth Fund (“Balanced Growth Fund”), and New Covenant Balanced Income Fund (“Balanced Income Fund”), (individually, a “Fund,” and collectively, the “Funds”). The Funds commenced operations on July 1, 1999. The Trust’s authorized capital consists of an unlimited number of shares of beneficial interest of $0.001 par value. Effective February 20, 2012, the Funds’ investment adviser is SEI Investments Management Corporation (the “Adviser”). Prior to February 20, 2012, the Funds’ investment adviser was One Compass Advisors, a wholly owned subsidiary of the Presbyterian Church (U.S.A.) Foundation.

The objectives of the Funds are as follows:

Growth Fund	Long-term capital appreciation. A modest amount of dividend income may be produced by the Fund’s equity securities.

Income Fund	High level of current income with preservation of capital.

Balanced Growth Fund	Capital appreciation with less risk than would be present in a portfolio of only common stocks.

Balanced Income Fund	Current income and long-term growth of capital.

2. SIGNIFICANT ACCOUNTING POLICIES

The following are significant accounting policies, which are consistently followed in the preparation of its financial statements by the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third-party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations acquired with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Trust’s Board of Trustees. The Trust’s fair value procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

62	New Covenant Funds / Annual Report / June 30, 2021

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Committee Meeting be called. In addition, the Trust’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

The Growth Fund holds international securities that also use a third-party fair valuation vendor. The vendor provides a fair value for foreign securities held by this Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security). Values from the fair value vendor are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Committee. The Committee has also established a “confidence interval” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Growth Fund will value the non-U.S. securities that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation vendor.

Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options not traded on a national securities exchange are valued at the last quoted bid price.

Futures cleared through a central clearing house (“centrally cleared futures”) are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures is provided by an independent source. On days when there is excessive volume, market volatility or the future does not end trading by the time a Fund calculates its NAV, the settlement price may not be available at the time at which the Fund calculates its NAV. On such days, the best available price (which is typically the last sales price) may be used to value a Fund’s futures position.

The assets of the Balanced Growth Fund and the Balanced Income Fund (the “Balanced Funds”) consist primarily of investments in underlying affiliated investment companies, which are valued at their respective daily net asset values in accordance with the established NAV of each fund.

In accordance with U.S. GAAP, fair value is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three tier hierarchy has been established to maximize the use of observable and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 — quoted prices in active markets for identical investments

Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risks, etc.)

New Covenant Funds / Annual Report / June 30, 2021	63

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Funds to measure fair value during the year ended June 30, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs.

For the year ended June 30, 2021, there have been no significant changes to the Trust’s fair valuation methodologies. For details of the investment classifications reference the Schedules of Investments.

Securities Transactions and Investment Income — Security transactions are recorded on the trade date. Cost used in determining net realized capital gains and losses on the sale of securities is determined on the basis of specific identification. Dividend income and expense is recognized on the ex-dividend date, and interest income or expense is recognized using the accrual basis of accounting.

Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. The Trust estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions.

Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income.

Cash and Cash Equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash equivalents on the Statement of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

Expenses — Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Funds are prorated to the Funds on the basis of relative net assets.

Foreign Currency Translation — The books and records of the Funds investing in international securities are maintained in U.S. dollars on the following basis:

(I) market value of investment securities, assets and liabilities at the current rate of exchange; and

(II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

The Funds report certain foreign-currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

Repurchase Agreements — To the extent consistent with its investment objective and strategies, a Fund may enter into repurchase agreements which are secured by obligations of the U.S. Government with a bank, broker-dealer or other financial institution. Each repurchase agreement is at least 102% collateralized and marked-to-market. However, in the event of default or bankruptcy by the counterparty to the repurchase agreement, realization of the collateral may by subject to certain costs, losses or delays.

Futures Contracts — To the extent consistent with its investment objective and strategies, a Fund may use futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. These Funds’ investments in futures contracts are designed to enable the Funds to more closely approximate the performance of their benchmark indices. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked-to-market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When contracts are closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

64	New Covenant Funds / Annual Report / June 30, 2021

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities. Refer to each Fund’s Schedule of Investments for details regarding open futures contracts as of June 30, 2021, if applicable.

Options Writing/Purchasing — To the extent consistent with its investment objective and strategies, a Fund may invest in financial options contracts for the purpose of hedging its existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. A Fund may also invest in financial option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss.

The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.

Forward Treasury Commitments — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may invest in commitments to purchase U.S. Treasury securities on an extended settlement basis. Such transactions involve the commitment to purchase a security with payment and delivery taking place in the future, sometimes a month or more after the transaction date. The Funds account for such transactions as purchases and sales and record an unrealized gain or loss each day equal to the difference between the cost of the purchase commitment and the current market value. Realized gains or losses are recorded upon closure or settlement of such commitments. No interest is earned prior to settlement of the transaction. These instruments are subject to market fluctuation due to changes in interest rates and the market value at the time of settlement could be higher or lower than the purchase price. A Fund may incur losses due to changes in the value of the underlying treasury securities from interest rate fluctuations or as a result of counterparty nonperformance. These transactions may increase the overall investment exposure for a Fund (and so may also create investment leverage) and involve a risk of loss if the value of the securities declines prior to the settlement date.

Master Limited Partnerships — To the extent consistent with its investment objective and strategies, a Fund may invest in entities commonly referred to as “MLPs” that are generally organized under state law as limited partnerships or limited liability companies. The Funds intend to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, for- wards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Delayed Delivery Transactions — To the extent consistent with its investment objective and strategies, the Growth Fund and Income Fund may purchase or sell securities on a when-issued or delayed delivery basis. These

New Covenant Funds / Annual Report / June 30, 2021	65

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

transactions involve a commitment by those Funds to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Funds will set aside liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, that Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Those Funds may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When those Funds have sold a security on a delayed delivery basis, that Fund does not participate in future gains and losses with respect to the security.

Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid to shareholders quarterly for the Growth Fund, Balanced Growth Fund and Balanced Income Fund; declared and paid monthly for the Income Fund. Dividends and distributions are recorded on the ex-dividend date. Any net realized capital gains will be distributed at least annually by the Funds.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

Administration Agreement — The Trust entered into an Administration Agreement with SEI Investments Global Funds Services (the “Administrator”). Under the Administration Agreement, the Administrator provides administrative and accounting services to the Funds. The Administrator has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Balanced Growth Fund and the Balanced Income Fund, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the voluntary expense limitations are 0.13% and 0.15% for the Balanced Growth Fund and the Balanced Income Fund, respectively. These voluntary waivers may be terminated by the adviser at any time. The following is a summary of annual fees payable to the Administrator:

	First $2.5 Billion	Next $ 500 Million	Over $3 Billion
Growth Fund	0.2000%	0.1650%	0.1200%

	First $1.5 Billion	Next $ 500 Million	Next $500 Million	Next $500 Million	Over $3 Billion
Income Fund	0.2000%	0.1775%	0.1550%	0.1325%	0.1100%
Balanced Growth Fund	0.1500%	0.1375%	0.1250%	0.1125%	0.1000%
Balanced Income Fund	0.1500%	0.1375%	0.1250%	0.1125%	0.1000%

Transfer Agent Servicing Agreement — In 2008, the Trust entered into a transfer agent servicing agreement (“Agreement”) with U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect, wholly-owned subsidiary of U.S. Bancorp. Under the terms of the Agreement, USBFS is entitled to account based fees and annual fund level fees, as well as reimbursement of out-of-pocket expenses incurred in providing transfer agency services.

Investment Advisory Agreement — The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement (“Agreement”) with SEI Investments Management Corporation (the “Adviser”). Under the Agreement, the Adviser is responsible for the investment management of the Funds and receives an annual advisory fee of

0.47% for the Growth Fund and 0.42% for the Income Fund. The Adviser does not receive an advisory fee for the Balanced Growth Fund and Balanced Income Fund. The Adviser has voluntarily agreed to waive a portion of its fee so that the total annual expenses of the Growth and Income Funds, exclusive of acquired fund fees and expenses, will not exceed certain voluntary expense limitations adopted by the Adviser. Accordingly, effective April 1, 2017, the voluntary expense limitation is 0.80% for the Income Fund. Effective May 13, 2019, the voluntary expense limitation is 0.72% for the Growth Fund.

The Adviser has entered into sub-advisory agreements to assist in the selection and management of investment securities in the Growth Fund and the Income Fund. It is the responsibility of the sub-advisers, under the direction of the Adviser, to make day-to-day investment decisions for these Funds. The Adviser, not the Funds, pays each sub-adviser a quarterly fee, in arrears, for their services. The Adviser pays sub-advisory fees directly from its own

66	New Covenant Funds / Annual Report / June 30, 2021

advisory fee. The sub-advisory fees are based on the assets of the Fund allocated to the sub-adviser for which the sub- adviser is responsible for making investment decisions.

The following is the sub-adviser for the Growth Fund: Parametric Portfolio Associates LLC.

The following are the sub-advisers for the Income Fund: Income Research & Management, Western Asset Management Company and Western Asset Management Company Limited.

Shareholder Service Plan and Agreement —The Trust entered into a Shareholder Service Plan and Agreement (the “Agreement”) with the Distributor. Per the Agreement, a Fund is authorized to make payments to certain entities which may include investment advisors, banks, trust companies and other types of organizations (“Authorized Service Providers”) for providing administrative services with respect to shares of the Funds attributable to or held in the name of the Authorized Service Providers for its clients or other parties with whom they have a servicing relationship. Under the terms of the Agreement, the Growth Fund and the Income Funds are authorized to pay an Authorized Service Provider a shareholder servicing fee at an annual rate of up to 0.10% of the average daily net asset value of the Growth Fund and Income Fund, respectively, which fee will be computed daily and paid monthly, for providing certain administrative services to Fund shareholders with whom the Authorized Service Provider has a servicing relationship.

Distribution Agreement — The Trust issues shares of the Funds pursuant to a Distribution Agreement with SEI Investments Distribution Co. (the “Distributor”), a wholly-owned subsidiary of SEI Investments Company (“SEI”). The Funds do not compensate the Distributor in its capacity as principal distributor.

Social Witness Services and License Agreement — The Trust retained New Covenant Trust Company (“NCTC”) to ensure that each Fund continues to invest consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). No less than annually, NCTC will provide the Trust with an updated list of issuers in which the Funds will be prohibited from investing.

NCTC will distribute to the Trust proxy voting guidelines and shareholder advocacy services for the Funds that NCTC deems to be consistent with social witness principles adopted by the General Assembly of the Presbyterian Church (U.S.A.). The Trust also engages NCTC to vote Fund proxies consistent with such proxy voting guidelines. NCTC shall monitor and review and, as necessary, amend the Proxy Voting Guidelines periodically to ensure that they remain consistent with the social witness principles.

NCTC also grants to the Trust a non-exclusive right and license to use and refer to the trade name, trademark and/ or service mark rights to the name “New Covenant Funds” and the phrase “Funds with a Mission”, in the name of the Trust and each Fund, and in connection with the offering, marketing, promotion, management and operation of the Trust and the Funds.

In consideration of the services provided by NCTC, the Growth Fund and the Income Fund will each pay to NCTC a fee at an annual rate of 0.15% of the average daily net asset value of the shares of such Fund, which fee will be computed daily and paid monthly.

Payment to Affiliates — Certain officers and/or interested trustees of the Trust are also officers of the Distributor, the Adviser, the Administrator or NCTC. The Trust pays each unaffiliated Trustee an annual fee for attendance at quarterly and interim board meetings. Compensation of officers and affiliated Trustees of the Trust is paid by the Adviser, the Administrator or NCTC.

A portion of the services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Adviser, sub-advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed annually by the Board.

Investment in Affiliated Security — The Funds may invest excess cash in the SEI Daily Income Trust (SDIT) Government Fund, an affiliated money market fund. The Balanced Funds invest in the Growth Fund and Income Fund.

Interfund Lending — The SEC has granted an exemption that permits the Trust to participate in an interfund lending program (the ‘‘Program’’) with existing or future investment companies registered under the 1940 Act that are advised by SIMC (the ‘‘SEI Funds’’). The Program allows the SEI Funds to lend money to and borrow money from each other for temporary or emergency purposes. Participation in the Program is voluntary for both borrowing and lending funds. Interfund loans may be made only when the rate of interest to be charged is more favorable

New Covenant Funds / Annual Report / June 30, 2021	67

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

to the lending fund than an investment in overnight repurchase agreements (‘‘Repo Rate’’), and more favorable to the borrowing fund than the rate of interest that would be charged by a bank for short-term borrowings (‘‘Bank Loan Rate’’). The Bank Loan Rate will be determined using a formula reviewed annually by the SEI Funds’ Board of Trustees. The interest rate imposed on interfund loans is the average of the Repo Rate and the Bank Loan Rate. During the year ended June 30, 2021, the Trust did not participate in interfund lending.

4. DERIVATIVE TRANSACTIONS

The International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

To reduce counterparty risk with respect to Over The Counter (“OTC”) transactions, the Funds have entered into master netting arrangements, established within the Funds’ ISDA master agreements, which allow the Funds to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps for each individual counterparty. In addition, the Funds may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA Master Agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Funds.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities and therefore disclose these derivative assets and derivative liabilities on a gross basis. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds or the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance.

Cash with a total market value of $378 and $1,070 ($ Thousands) for the Growth Fund and Income Fund, respectively, has been pledged as collateral for exchange-traded derivative instruments as of June 30, 2021.

For the year ended June 30, 2021, the Funds held derivatives throughout the period with only one type of risk exposure. Additional information can be found on the Schedules of Investments, Statements of Assets and Liabilities, and Statements of Operations.

5. INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale and maturities of securities, excluding U.S. government and other short-term investments, for the year ended June 30, 2021, were as follows:

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Growth Fund
Purchases	$—	$20,957	$20,957
Sales	—	77,248	77,248
Income Fund
Purchases	450,963	62,920	513,883
Sales	365,860	56,261	422,121
Balanced Growth Fund
Purchases	—	53,589	53,589
Sales	—	37,170	37,170

68	New Covenant Funds / Annual Report / June 30, 2021

	U.S. Gov’t ($ Thousands)	Other ($ Thousands)	Total ($ Thousands)
Balanced Income Fund
Purchases	$—	$14,023	$14,023
Sales	—	12,780	12,780

6. FEDERAL TAX INFORMATION

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income (including net capital gains). Accordingly, no provision for federal income tax is required.

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or distributable earnings (loss), as appropriate, in the period that the differences arise.

The permanent differences primarily consist of reclassification of capital gain distribution on REITs and RICs, investments in publicly traded partnerships, passive foreign investment companies, treasury inflation protected securities, and gains and losses on paydowns of mortgage and asset-backed securities for tax purposes. There are no permanent differences that are credited or charged to Paid-in Capital and Distributable Earnings as of June 30, 2021.

The tax character of dividends and distributions paid during the last two years ended June 30 were as follows:

		Ordinary Income ($ Thousands)	Long Term Capital Gains ($ Thousands)	Total Taxable Deductions ($ Thousands)	Total Distributions Paid ($ Thousands)
Growth Fund	2021	$7,269	$12,953	$20,222	$20,222
	2020	5,915	19,117	25,032	25,032
Income Fund	2021	10,298	648	10,946	10,946
	2020	7,695	—	7,695	7,695
Balanced Growth Fund	2021	6,451	14,379	20,830	20,830
	2020	7,282	9,767	17,049	17,049
Balanced Income Fund	2021	2,013	2,437	4,450	4,450
	2020	1,809	1,370	3,179	3,179

As of June 30, 2021, the components of distributable earnings (accumulated losses) were as follows:

		Undistributed Ordinary Income ($ Thousands)		Undistributed Long-Term Capital Gain ($ Thousands)		Capital Loss Carryforwards ($ Thousands)		Post- October Losses ($ Thousands)		Unrealized Appreciation (Depreciation) ($ Thousands)		Other Temporary Differences ($ Thousands)		Total Distributable Earnings (Accumulated Losses) ($ Thousands)
Growth Fund	$	3,584	$	16,187	$	—	$	—	$	279,027	$	4	$	298,802
Income Fund		933		650		—		—		8,053		(1,307)		8,329
Balanced Growth Fund		1,092		7,728		—		—		117,706		(2)		126,524
Balanced Income Fund		304		2,334		—		—		19,461		1		22,100

For Federal income tax purposes, the cost of securities owned at June 30, 2021, and the net realized gains or losses on securities sold for the period were not materially different from amounts reported for financial reporting purposes. These differences are primarily due to wash sales, MLP basis adjustments and basis adjustments from investments in registered investment companies which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

New Covenant Funds / Annual Report / June 30, 2021	69

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2021

The aggregate gross unrealized appreciation and depreciation on total investments held by the Funds at June 30,

2021 was as follows:

	Federal Tax Cost ($ Thousands)	Appreciated Securities ($ Thousands)	Depreciated Securities ($ Thousands)	Net Unrealized Appreciation (Depreciation) ($ Thousands)
Growth Fund	$ 300,451	$ 289,721	$ (10,694)	$ 279,027
Income Fund	416,408	11,408	(3,355)	8,053
Balanced Growth Fund	255,259	117,706	—	117,706
Balanced Income Fund	69,029	19,461	—	19,461

Management has analyzed the Funds’ tax positions taken on Federal income tax returns for all open tax years and has concluded that as of June 30, 2021, no provision for income tax would be required in the Funds’ financial statements. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

7. CONCENTRATIONS/RISKS

In the normal course of business, the Trust enters into contracts that provide general indemnifications by the Trust to the counterparty to the contract. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, management believes that, based on experience, the risk of loss from such claims is considered remote.

Asset Allocation Risk — The risk that SIMC’s decisions regarding the allocation of Fund assets to the Growth Fund and Income Fund will not anticipate market trends successfully.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities. Securitization trusts generally do not have any assets or sources of funds other than the receivables and related property they own, and asset-backed securities are generally not insured or guaranteed by the related sponsor or any other entity. Asset-backed securities may be more illiquid than more conventional types of fixed income securities that the Fund may acquire.

Below Investment Grade Securities (Junk Bonds) Risk — Fixed income securities rated below investment grade (junk bonds) involve greater risks of default or downgrade and are generally more volatile than investment grade securities because the prospect for repayment of principal and interest of many of these securities is speculative. Because these securities typically offer a higher rate of return to compensate investors for these risks, they are sometimes referred to as “high yield bonds,” but there is no guarantee that an investment in these securities will result in a high rate of return. These risks may be increased in foreign and emerging markets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest are more volatile. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Economic Risks of Global Health Events — Global health events and pandemics, such as COVID-19, have the ability to affect—quickly, drastically and substantially the economies of many nations, states, individual companies and the markets in general and can cause disruptions that cannot necessarily be foreseen. The spread of COVID-19 around the world in 2020 resulted in a substantial number of nations implementing social distancing measures, quarantines, and the shutdown of non-essential businesses and governmental services. Further, it has caused significant volatility

70	New Covenant Funds / Annual Report / June 30, 2021

in U.S. and international markets. The impact of the outbreak may be short term or may last for an extended period of time.

Equity Market Risk — The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Extension Risk — The risk that rising interest rates may extend the duration of a fixed income security, typically reducing the security’s value.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. Markets for fixed income securities may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, environmental and public health risks, such as natural disasters, epidemics, pandemics or widespread fear that such events may occur, may impact markets adversely and cause market volatility in both the short- and long-term.

Foreign Investment/Emerging Markets Risk — The risk that non-U.S. securities may be subject to additional risks due to, among other things, political, social and economic developments abroad, currency movements and different legal, regulatory, tax, accounting and audit environments. These additional risks may be heightened with respect to emerging market countries because political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part.

Interest Rate Risk — The risk that a rise in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly.

Investment Style Risk — The risk that the equity securities in which the Fund invests may underperform other segments of the equity markets or the equity markets as a whole.

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected significantly by the rate of prepayments and modifications of the mortgage loans backing those securities, as well as by other factors such as borrower defaults, delinquencies, realized or liquidation losses and other shortfalls. Mortgage-backed securities are particularly sensitive to prepayment risk, which is described below, given that the term to maturity for mortgage loans is generally substantially longer than the expected lives of those securities; however, the timing and amount of prepayments cannot be accurately predicted. The timing of changes in the rate of prepayments of the mortgage loans may significantly affect the Fund’s actual yield to maturity on any mortgage-backed securities, even if the average rate of principal payments is consistent with the Fund’s expectation. Along with prepayment risk, mortgage-backed securities are significantly affected by interest rate risk, which is described above. In a low interest rate environment, mortgage loan prepayments would generally be expected to increase due to factors such as refinancings and loan modifications at lower interest rates. In contrast, if prevailing interest rates rise, prepayments

New Covenant Funds / Annual Report / June 30, 2021	71

NOTES TO FINANCIAL STATEMENTS (Concluded)

June 30, 2021

of mortgage loans would generally be expected to decline and therefore extend the weighted average lives of mortgage-backed securities held or acquired by the Fund.

Opportunity Risk — The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in other investments.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities, which may affect the Fund’s performance.

Prepayment Risk — The risk that, in a declining interest rate environment, fixed income securities with stated interest rates may have the principal paid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Repurchase Agreement Risk — Although repurchase agreement transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to the Fund whereby a defaulting counterparty could delay or prevent the Fund’s recovery of collateral.

Small Capitalization Risk — Smaller capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. Small capitalization stocks may be traded over-the-counter (OTC). OTC stocks may trade less frequently and in smaller volume than exchange listed stocks and may have more price volatility than that of exchange-listed stocks.

Social-Witness Principles/Socially Responsible Investing Risk — The Fund considers various social- witness principles and other socially responsible investing principles in its investment process and may choose not to purchase, or may sell, otherwise profitable investments in companies which have been identified as being in conflict with its established social-witness principles and other socially responsible investing principles. This means that the Fund may underperform other similar mutual funds that do not consider social-witness principles and other socially responsible investing principles in their investing.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

The Balanced Growth Fund and Balanced Income Fund invest their assets primarily in the Growth Fund and the Income Fund. By investing primarily in shares of these Funds, shareholders of the Balanced Funds indirectly pay a portion of the operating expenses, management fees and brokerage costs of the underlying Funds as well as their own operating expenses. Thus, shareholders of the Balanced Funds may indirectly pay slightly higher total operating expenses and other costs than they would pay by directly owning shares of the Growth Fund and Income Fund. A change in the asset allocation of either Balanced Fund could increase or reduce the fees and expenses actually borne by investors in that Fund. The Balanced Funds are also subject to rebalancing risk. Rebalancing activities, while undertaken to maintain a Fund’s investment risk-to- reward ratio, may cause the Fund to under-perform other funds with similar investment objectives. For the Balanced Growth Fund, it is possible after rebalancing from equities into a greater percentage of fixed-income securities, that equities will outperform fixed income investments. For the Balanced Income Fund, it is possible that after rebalancing from fixed-income securities into a greater percentage of equity securities, that fixed-income securities will outperform equity investments. The performance of the Balanced Growth Fund and the Balanced Income Fund depends on the performance of the underlying Funds in which they invest.

72	New Covenant Funds / Annual Report / June 30, 2021

8. CONCENTRATION OF SHAREHOLDERS

On June 30, 2021, the number of shareholders below held the following percentage of the outstanding shares of the Funds. These shareholders are affiliated with the Funds.

	# of Shareholders	% of Outstanding Shares
Growth Fund	3	76.88%
Income Fund	3	84.12%
Balanced Growth Fund	1	0.00%
Balanced Income Fund	1	0.00%

9. REGULATORY MATTERS

On July 27, 2017, the U.K. Financial Conduct Authority announced that it intends to stop compelling or inducing banks to submit London Inter-Bank Offered Rate (LIBOR) rates after 2021. On March 5, 2021, the ICE Benchmark Administration clarified that the publication of LIBOR on a representative basis will cease for the one-week and two-month U.S. dollar LIBOR settings immediately after December 31, 2021, and for the remaining U.S. dollar LIBOR settings immediately after June 30, 2023. The elimination of the LIBOR may adversely affect the interest rates on, and value of, certain Fund investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR. Alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for a Fund. The effect of any changes to, or discontinuation of, LIBOR on a Fund will vary depending on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on a Fund until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

10. SUBSEQUENT EVENTS

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of June 30, 2021.

New Covenant Funds / Annual Report / June 30, 2021	73

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Funds and Board of Trustees

New Covenant Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of New Covenant Funds, comprised of the New Covenant Growth Fund, New Covenant Income Fund, New Covenant Balanced Growth Fund, and New Covenant Balanced Income Fund (collectively, the “Funds”), including the schedules of investments, as of June 30, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of June 30, 2021, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2021, by correspondence with custodians, transfer agents, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more SEI Funds investment companies since 2005.

Philadelphia, Pennsylvania

August 27, 2021

74	New Covenant Funds / Annual Report / June 30, 2021

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited)

The following chart lists Trustees and Officers as of June 30, 2021.

Set forth below are the names, addresses, ages, position with the Trust, Term of Office and Length of Time Served, the principal occupations for the last five years, number of positions in fund complex overseen by trustee, and other directorships outside the fund complex of each of the persons currently serving as Trustees and Officers of the Trust. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-877-835-4531.

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
INTERESTED TRUSTEES
Robert A. Nesher One Freedom Valley Drive Oaks, PA 19456 74 yrs. old	Chairman of the Board of Trustees*	since 2012	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	93	President and Director of SEI Structured Credit Fund, LP. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd and SEI Investments—Unit Trust Management (UK) Limited. President, Director and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1989 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Vice Chairman of O’Connor EQUUS (closed-end investment company) from 2014 to 2016. Vice Chairman of Winton Series Trust from 2014 to 2017. Vice Chairman of The Advisors’ Inner Circle Fund III and Winton Diversified Opportunities Fund (closed-end investment company) from 2014 to 2018. Vice Chairman of Gallery Trust, Schroder Series Trust and Schroder Global Series Trust from 2015 to 2018. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, and the KP Funds. President, Chief Executive Officer and Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The New Covenant Funds and SEI Catholic Values Trust.
William M. Doran One Freedom Valley Drive Oaks, PA 19456 81 yrs. old	Trustee*	since 2012	Self-employed consultant since 2003. Partner, Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI, SIMC, the Administrator and the Distributor.	93	Director of SEI since 1974; Secretary of SEI since 1978. Director of SEI Investments Distribution Co. since 2003. Director of SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe), Limited, SEI Investments (Asia) Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Trustee of SEI Liquid Asset Trust from 1982 to 2016. Trustee of O’Connor EQUUS from 2014 to 2016. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of Winton Series Trust from 2014 to 2017. Trustee of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds from 1991 to 2018. Trustee of The KP Funds from 2013 to 2018. Trustee of Winton Diversified Opportunities Fund from 2014 to 2018. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, Schroder Series Trust, Schroder Global Series Trust and SEI Catholic Values Trust.
TRUSTEES
George J. Sullivan Jr. One Freedom Valley Drive, Oaks, PA 19456 78 yrs. old	Trustee	since 2012	Retired since January 2012. Self-Employed Consultant, Newfound Consultants Inc. April 1997-December 2011.	93	Member of the independent review committee for SEI’s Canadian-registered mutual funds from 2011 to 2017. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 1996 to 2016. Trustee/Director of State Street Navigator Securities Lending Trust from 1996 to 2017. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, The KP Funds and SEI Catholic Values Trust.

*

Messrs. Nesher and Doran are Trustees who may be deemed as “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with SIMC and the Trust’s Distributor.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2021	75

TRUSTEES AND OFFICERS OF THE TRUST (Unaudited) (Concluded)

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
TRUSTEES (continued)
Nina Lesavoy One Freedom Valley Drive, Oaks, PA 19456 63 yrs. old	Trustee	since 2012	Founder and Managing Director, Avec Capital (strategic fundraising firm) since 2008. Managing Director, Cue Capital (strategic fundraising firm) from March 2002-March 2008.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2003 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of SEI Structured Credit Fund, L.P., SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James M. Williams One Freedom Valley Drive, Oaks, PA 19456 73 yrs. old	Trustee	since 2012	Vice President and Chief Investment Officer, J. Paul Getty Trust, Non-Profit Foundation for Visual Arts, since December 2002. President, Harbor Capital Advisors and Harbor Mutual Funds, 2000-2002. Manager, Pension Asset Management, Ford Motor Company, 1997-1999.	93	Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013, Trustee of SEI Liquid Asset Trust from 2004 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee/Director of Ariel Mutual Funds, SEI Structured Credit Fund, LP, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Mitchell A. Johnson One Freedom Valley Drive, Oaks, PA 19456 79 yrs. old	Trustee	since 2012	Retired Private Investor since 1994.	93	Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997. Director of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Trustee of SEI Liquid Asset Trust from 2007 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of the Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, The KP Funds, New Covenant Funds and SEI Catholic Values Trust.
Hubert L. Harris, Jr. One Freedom Valley Drive, Oaks, PA 19456 77 yrs. old	Trustee	since 2012	Retired since December 2005. Owner of Harris Plantation, Inc. since 1995. Chief Executive Officer of Harris CAPM, a consulting asset and property management entity. Chief Executive Officer, INVESCO North America, August 2003-December 2005. Chief Executive Officer and Chair of the Board of Directors, AMVESCAP Retirement, Inc., January 1998- August 2003.	93	Director of AMVESCAP PLC from 1993-2004. Served as a director of a bank holding company, 2003-2009. Director, Aaron’s Inc., 2012-present. President and CEO of Oasis Ornamentals LLC since 2011. Member of the Board of Councilors of the Carter Center (nonprofit corporation) and served on the board of other non-profit organizations. Director of SEI Alpha Strategy Portfolios, LP from 2008 to 2013. Trustee of SEI Liquid Asset Trust from 2008 to 2016. Trustee of SEI Insurance Products Trust from 2013 to 2020. Trustee of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
Susan C. Cote One Freedom Valley Drive Oaks, PA 19456 66 years old	Trustee	since 2015	Retired since July 2015. Americas Director of Asset Management, Ernst & Young LLP from 2006-2013. Global Asset Management Assurance Leader, Ernst & Young LLP from 2006- 2015. Partner Ernst & Young LLP from 1997-2015. Prudential, 1983-1997. Member of the Ernst & Young LLP Retirement Investment Committee, Treasurer and Chair of Finance, Investment and Audit Committee of the New York Women’s Foundation.	93	Trustee of SEI Insurance Products Trust from 2016 to 2020. Trustee of SEI Structured Credit Fund, LP, SEI Tax Exempt Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional Investments Trust, New Covenant Funds, Adviser Managed Trust and SEI Catholic Values Trust.
James B. Taylor One Freedom Valley Drive Oaks, PA 19456 70 years old	Trustee	since 2018	Retired since December 2017. Chief Investment Officer at Georgia Tech Foundation from 2008 to 2017. Chief Investment Officer at Delta Air Lines from 1983 to 2007. Member of the Investment Committee at the Institute of Electrical and Electronic Engineers from 1999 to 2004. President, Vice President and Treasurer at Southern Benefits Conference from 1998 to 2000.	93	Trustee of SEI Insurance Products Trust from 2018 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.
Christine Reynolds One Freedom Valley Drive Oaks, PA 19456 62 years old	Trustee	since 2019	Retired since December 2016. Executive Vice President, Fidelity Investments from 2014-2016. President, Fidelity Pricing and Cash Management Services and Chief Financial Officer of Fidelity Funds from 2008-2014. Chief Operating Officer, Fidelity Pricing and Cash Management Services from 2007-2008. President and Treasurer, Fidelity Funds from 2004-2007. Anti-Money Laundering Officer, Fidelity Funds in 2004. Executive Vice President, Fidelity Funds from 2002-2004. Audit Partner, PricewaterhouseCoopers from 1992-2002.	93	Trustee of SEI Insurance Products Trust from 2019 to 2020. Trustee of SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Institutional Managed Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Asset Allocation Trust, Adviser Managed Trust, New Covenant Funds and SEI Catholic Values Trust.

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

76	New Covenant Funds / Annual Report / June 30, 2021

Name, Address, and Age	Position(s) Held with Trusts	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee[2]	Other Directorships Held by Trustee
OFFICERS
Robert A. Nesher One Freedom Valley Drive, Oaks, PA 19456 74 yrs. Old	President and CEO	since 2012	Currently performs various services on behalf of SEI for which Mr. Nesher is compensated.	N/A	N/A
Peter A. Rodriguez One Freedom Valley Drive Oaks, PA 19456 59 yrs. old	Controller and Chief Financial Officer	since 2020	Director, Fund Accounting, SEI Investments Global Funds Services since April 2020 and previously from March 2011 to March 2015; Director, Financial Reporting from June 2017 to March 2020. Director, Centralized Operations from March 2015 to June 2017.	N/A	N/A
Glenn R. Kurdziel One Freedom Valley Drive Oaks, PA 19456 47 yrs. old	Assistant Controller	since 2017	Assistant Controller, Funds Accounting, SEI Investments Global Funds Services (March 2017); Senior Manager, Funds Accounting, SEI Investments Global Funds Services since 2005.	N/A	N/A
Russell Emery One Freedom Valley Drive Oaks, PA 19456 58 yrs. old	Chief Compliance Officer	since 2012	Chief Compliance Officer of SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since March 2006. Chief Compliance Officer of SEI Liquid Asset Trust from 2006 to 2016. Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of Adviser Managed Trust since December 2010. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from 2007 to 2013. Chief Compliance Officer of New Covenant Funds since February 2012. Chief Compliance Officer of SEI Insurance Products Trust from 2013 to 2020. Chief Compliance Officer of The KP Funds from 2013 to 2020. Chief Compliance Officer of O’Connor EQUUS from 2014 to 2016. Chief Compliance Officer of The Advisors’ Inner Circle Fund III since 2014. Chief Compliance Officer of Winton Series Trust from 2014 to 2017. Chief Compliance Officer of Winton Diversified Opportunities Fund from 2014 to 2018. Chief Compliance Officer of SEI Catholic Values Trust and Gallery Trust since 2015. Chief Compliance Officer of Schroder Series Trust and Schroder Global Series Trust since 2017.	N/A	N/A
Timothy D Barto One Freedom Valley Drive Oaks, PA 19456 53 yrs. old	Vice President and Secretary	since 2012	Vice President and Secretary of SEI Institutional Transfer Agent, Inc. since 2009. General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI since 2001.	N/A	N/A
Aaron Buser One Freedom Valley Drive, Oaks, PA 19456 50 yrs. old	Vice President and Assistant Secretary	since 2012	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2007. Attorney Stark & Stark (law firm), March 2004 - July 2007.	N/A	N/A
David F. McCann One Freedom Valley Drive, Oaks, PA 19456 45 yrs. old	Vice President and Assistant Secretary	since 2012	Vice President and Assistant Secretary of SEI Institutional Transfer Agent, Inc. since 2009. Vice President and Assistant Secretary of SIMC since 2008. Attorney, Drinker Biddle & Reath, LLP (law firm), May 2005 - October 2008.	N/A	N/A
Stephen G. MacRae One Freedom Valley Drive, Oaks, PA 19456 53 yrs. old	Vice President	since 2012	Director of Global Investment Product Management since January 2004.	N/A	N/A
Bridget E. Sudall One Freedom Valley Drive Oaks, PA 19456 40 yrs. old	Anti-Money Laundering Compliance Officer and Privacy Officer	since 2015	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015), Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners, April 2011 - March 2015, Investor Services Team Lead, Morgan Stanley Alternative Investment Partners, July 2007 - April 2011.	N/A	N/A

1

Each trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust’s Declaration of Trust.

2

The Fund Complex includes the following Trusts: SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, Adviser Managed Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, SEI Catholic Values Trust and New Covenant Funds.

New Covenant Funds / Annual Report / June 30, 2021	77

DISCLOSURE OF FUND EXPENSES (Unaudited)

June 30, 2021

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund‘s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2021 to June 30, 2021).

The table on this page illustrates your Fund’s costs in two ways:

Actual Fund Return: This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in your Fund, to estimate the expenses you paid over that period. Simply divide your actual starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return: This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that your Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment.

	Beginning Account Value 1/1/2021	Ending Account Value 6/30/21	Annualized Expense Ratios	Expenses Paid During Period*
Growth Fund
Actual Fund Return	$1,000.00	$1,149.10	0.72%	$3.84
Hypothetical 5% Return	$1,000.00	$1,021.22	0.72%	$3.61
Income Fund
Actual Fund Return	$1,000.00	$992.80	0.80%	$3.95
Hypothetical 5% Return	$1,000.00	$1,020.83	0.80%	$4.01
Balanced Growth Fund
Actual Fund Return	$1,000.00	$1,083.90	0.13%	$0.67
Hypothetical 5% Return	$1,000.00	$1,024.15	0.13%	$0.65
Balanced Income Fund
Actual Fund Return	$1,000.00	$1,045.20	0.15%	$0.76
Hypothetical 5% Return	$1,000.00	$1,024.05	0.15%	$0.75

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

78	New Covenant Funds / Annual Report / June 30, 2021

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited)

New Covenant Funds (the “Trust”) and SEI Investments Management Corporation (“SIMC”) have entered into an investment advisory agreement (the “Advisory Agreement”), pursuant to which SIMC provides investment advisory services to the series of the Trust (the “Funds”). Pursuant to separate sub-advisory agreements with SIMC (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”), and under the supervision of SIMC and the Trust’s Board of Trustees (each member, a “Trustee” and, collectively, the “Trustees” or the “Board”), the sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) provide security selection and certain other advisory services with respect to all or a discrete portion of the assets of the Funds. The Sub-Advisers are also responsible for managing their employees who provide services to the Funds. The Sub-Advisers are selected based primarily upon the research and recommendations of SIMC, which evaluates quantitatively and qualitatively the Sub-Advisers’ skills and investment results in managing assets for specific asset classes, investment styles and strategies.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of a Fund’s Investment Advisory Agreements be specifically approved by the vote of a majority of the outstanding shareholders of the Funds and the vote of a majority of the Trustees who are not parties to the Investment Advisory Agreements or “interested persons” of any party (the “Independent Trustees”) cast in person (or otherwise, as consistent with applicable laws, regulations and related guidance and relief) at a meeting called for such purpose. In addition, the 1940 Act requires that the continuation or renewal of any Investment Advisory Agreement be approved at least annually (after an initial period of up to two years), which also requires the vote of a majority of the Board, including a majority of the Independent Trustees. In the case of the initial approval of a Sub-Advisory Agreement, only the approval of a majority of the Board, including a majority of the Independent Trustees, is required, pursuant to an exemptive order that has been granted to the Trust by the Securities and Exchange Commission. In connection with their consideration of such initial approvals and renewals, the Funds’ Trustees must request and evaluate, and SIMC and the Sub-Advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an investment advisory agreement.

Consistent with these responsibilities, the Board calls and holds meetings each year to consider whether to approve new and/or renew existing Investment Advisory Agreements between the Trust and SIMC and SIMC and the Sub-Advisers with respect to the Funds of the Trust. In preparation for these meetings, the Board requests and reviews a wide variety of materials provided by SIMC and the Sub-Advisers, including information about SIMC’s and the Sub-Advisers’ affiliates, personnel and operations and the services provided pursuant to the Investment Advisory Agreements. The Board also receives data from third parties. This information is provided in addition to the detailed information about the Funds that the Board reviews during the course of each year, including information that relates to Fund operations and Fund performance. The Trustees also receive a memorandum from counsel regarding the responsibilities of Trustees in connection with their consideration of whether to approve the Trust’s Investment Advisory Agreements. Finally, the Independent Trustees receive advice from independent counsel to the Independent Trustees, meet in executive sessions outside the presence of Fund management and participate in question and answer sessions with representatives of SIMC and the Sub-Advisers.

Specifically, during the course of the Trust’s fiscal year, the Board requested and received written materials from SIMC and the Sub-Advisers regarding: (i) the quality of SIMC’s and the Sub-Advisers’ investment management and other services; (ii) SIMC’s and the Sub-Advisers’ investment management personnel; (iii) SIMC’s and the Sub-Advisers’ operations and financial condition; (iv) SIMC’s and the Sub-Advisers’ brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the level of the advisory fees that SIMC charges the Funds and the level of the sub-advisory fees that SIMC pays the Sub-Advisers, compared with fees each charge to comparable accounts; (vi) the advisory fees charged by SIMC and the Funds’ overall fees and operating expenses compared with peer groups of mutual funds prepared by Broadridge, an independent provider of investment company data; (vii) the level of SIMC’s and the Sub-Advisers’ profitability from their Fund-related operations; (viii) SIMC’s and the Sub-Advisers’ compliance program, including a description of material compliance matters and material compliance violations; (ix) SIMC’s potential economies of scale; (x) SIMC’s and the Sub-Advisers’ policies on and compliance procedures for personal securities transactions; (xi) SIMC’s and the Sub-Advisers’ expertise and resources in domestic and/or international financial markets; and (xii) the Funds’ performance over various periods of time compared with peer groups of mutual funds prepared by Broadridge and the Funds’ benchmark indexes.

New Covenant Funds / Annual Report / June 30, 2021	79

BOARD OF TRUSTEES CONSIDERATIONS IN APPROVING THE ADVISORY AND SUB-ADVISORY AGREEMENTS (Unaudited) (Concluded)

At the March 22-24, 2021 meeting of the Board, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Advisory Agreement. Also, each Sub-Advisory Agreement was either initially approved or, if the Sub-Advisory Agreement was already in effect (unless operating under an initial two-year term), renewed at meetings of the Board held during the course of the Trust’s fiscal year on September 14-16, 2020, December 7-9, 2020 and February 17, 2021. In each case, the Board’s approval (or renewal) was based on its consideration and evaluation of the factors described above, as discussed at the meetings and at prior meetings. The following discusses some, but not all, of the factors that were considered by the Board in connection with its assessment of the Investment Advisory Agreements.

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds. In this regard, the Trustees evaluated, among other things, SIMC’s and each Sub-Adviser’s personnel, experience, track record and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by SIMC and the Sub-Advisers to the Funds and the resources of SIMC and the Sub-Advisers and their affiliates dedicated to the Funds were sufficient to support the renewal of the Investment Advisory Agreements. In addition to advisory services, the Board considered the nature and quality of certain administrative, transfer agency and other non-investment advisory services provided to the Funds by SIMC and/or its affiliates.

Performance. In determining whether to renew SIMC’s Advisory Agreement, the Trustees considered the Funds’ performance relative to their peer groups and appropriate indexes/benchmarks. The Trustees reviewed performance information for each Fund, noting that they receive performance reports that permit them to monitor each Fund’s performance at board meetings throughout the year. As part of this review, the Trustees considered the composition of each peer group and selection criteria. In assessing Fund performance, the Trustees considered a report compiled by Broadridge, an independent third-party that was engaged to prepare an assessment of the Funds in connection with the renewal of the Advisory Agreement (the “Broadridge Report”). The Broadridge Report included metrics on risk analysis, volatility versus total return, net total return and performance consistency for the Funds and a universe of comparable funds. Based on the materials considered and discussed at the meetings, the Trustees found Fund performance satisfactory, or, where performance was materially below the benchmark and/or peer group, the Trustees were satisfied with the reasons provided to explain such performance. In connection with the approval or renewal of Sub-Advisory Agreements, the Board considered the performance of the Sub-Adviser relative to appropriate indexes/benchmarks. Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Funds was sufficient to support renewal of SIMC’s Advisory Agreement, and the performance of each Sub-Adviser was sufficient to support approval or renewal of the Sub-Advisory Agreement.

Fees. With respect to the Funds’ expenses under the Investment Advisory Agreements, the Trustees considered the rate of compensation called for by the Investment Advisory Agreements and the Funds’ net operating expense ratios in comparison to those of the Funds’ respective peer groups. In assessing Fund expenses, the Trustees considered the information in the Broadridge Report, which included various metrics related to fund expenses, including, but not limited to, contractual management fees at various asset levels, actual management fees (including transfer agent expenses), and actual total expenses (including underlying fund expenses) for the Funds and a universe of comparable funds. Based on the materials considered and discussion at the meetings, the Trustees further determined that fees were either shown to be below the peer average in the comparative fee analysis, or that there was a reasonable basis for the fee level. The Trustees also considered the effects of SIMC’s and its affiliates’ voluntary waivers of management and other fees to prevent total Fund operating expenses from exceeding any applicable cap and concluded that SIMC, through waivers, has maintained the Funds’ net operating expenses at competitive levels for its distribution channels. In determining the appropriateness of fees, the Board also took into consideration the impact of fees incurred indirectly by the Funds as a result of investments into underlying funds, including funds from which SIMC or its affiliates earn fees. The Board also took into consideration compensation earned from the Funds by SIMC or its affiliates for non-advisory services, such as administration, transfer agency, shareholder services or brokerage, and considered whether SIMC and its affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements. When considering fees paid to Sub-Advisers, the Board took into account the fact that the Sub-Advisers are compensated by SIMC and not by the Funds directly, and that such compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. Following evaluation, the Board concluded that, within the context of its full deliberations, the

80	New Covenant Funds / Annual Report / June 30, 2021

expenses of the Funds are reasonable and supported renewal of the Investment Advisory Agreements. The Board also considered whether the Sub-Advisers and their affiliates may have realized other benefits from their relationship with the Funds, such as any research and brokerage services received under soft dollar arrangements.

Profitability. With regard to profitability, the Trustees considered compensation flowing to SIMC and the Sub-Advisers and their affiliates, directly or indirectly. The Trustees considered whether the levels of compensation and profitability were reasonable. As with the fee levels, when considering the profitability of the Sub-Advisers, the Board took into account the fact that compensation with respect to any unaffiliated Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and SIMC. In connection with the approval or renewal of each Sub-Advisory Agreement, the Board also took into consideration the impact that the fees paid to the Sub-Adviser have on SIMC’s advisory fee margin and profitability. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of each of SIMC and the Sub-Advisers is reasonable and supported renewal of the Investment Advisory Agreements.

Economies of Scale. With respect to the Advisory Agreement, the Trustees considered whether any economies of scale were being realized by SIMC and its affiliates and, if so, whether the benefits of such economies of scale were passed along to the Funds’ shareholders through a graduated investment advisory fee schedule or other means, including any fee waivers by SIMC and its affiliates. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board determined that the fees were reasonable in light of the information that was provided by SIMC with respect to economies of scale.

Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously approved the approval or renewal, as applicable, of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and expenses and such other matters as the Trustees considered to be relevant in the exercise of their reasonable judgment. In the course of its deliberations, the Board did not identify any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the 1940 Act, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by the SIMC Liquidity Risk Oversight Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on March 23, 2021, the Trustees received a report from the SIMC Liquidity Risk Oversight Committee addressing the operations of the Program and assessing its adequacy and effectiveness of implementation. The SIMC Liquidity Risk Oversight Committee determined, and reported to the Board, that the Program is reasonably designed to assess and manage each Fund’s liquidity risk and has operated adequately and effectively to manage each Fund’s liquidity risk since the Program was implemented on December 1, 2018. The SIMC Liquidity Risk Oversight Committee reported that during the period covered by the report, there were no liquidity events that impacted the Funds or their ability to timely meet redemptions without dilution to existing shareholders. The SIMC Liquidity Risk Oversight Committee further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding a Fund’s exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

New Covenant Funds / Annual Report / June 30, 2021	81

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a June 30, 2021 taxable year end, this notice is for information purposes only. For shareholders with a June 30, 2021 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended June 30, 2021, the Funds are designating long term and qualifying dividend income with regard to distributions paid during the year as follows:

Fund	(A) Long Term Capital Gains Distributions (Tax Basis)	(B) Ordinary Income Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(D) Qualifying Dividend Income (15% Tax Rate for QDI) (2)	(E) U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividends (5)
Growth Fund	64.05%	35.95%	100.00%	87.56%	89.57%	0.00%	0.00%	100.00%
Income Fund	5.92%	94.08%	100.00%	0.00%	0.00%	4.09%	73.29%	100.00%
Balanced Growth Fund	69.03%	30.97%	100.00%	33.36%	33.88%	0.00%	0.00%	100.00%
Balanced Income Fund	54.75%	45.25%	100.00%	19.95%	20.18%	0.00%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

(2)

The percentage in this column represents the amount of ‘‘Qualifying Dividend Income’’ and is reflected as a percentage of ‘‘Ordinary Income Distributions.’’ It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law. The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2020. Complete information will be computed and reported in conjunction with your 2021 Form 1099-DIV.

(3)

‘‘U.S. Government Interest’’ represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)

The percentage in this column represents the amount of “Interest Related Dividends” and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)

The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Items (A) and (B) are based on the percentage of each Fund’s total distribution.

Items (C) and (D) are based on the percentage of ordinary income distributions of each Fund. Item (E) is based on the percentage of gross income of each Fund.

Please consult your tax adviser for proper treatment of this information. This notification should be kept with your permanent tax records.

82	New Covenant Funds / Annual Report / June 30, 2021

NEW COVENANT FUNDS ANNUAL REPORT JUNE 30, 2021

Robert A. Nesher, Chairman

Trustees

William M. Doran

George J. Sullivan, Jr.

Nina Lesavoy

James M. Williams

Mitchell A. Johnson

Hubert L. Harris, Jr.

Susan C. Cote

James B. Taylor

Christine Reynolds

Officers

Robert A. Nesher

President and Chief Executive Officer

Peter A. Rodriguez

Controller and Chief Financial Officer

Glenn R. Kurdziel

Assistant Controller

Russell Emery

Chief Compliance Officer

Timothy D. Barto

Vice President, Secretary

Aaron Buser

Vice President, Assistant Secretary

David F. McCann

Vice President, Assistant Secretary

Stephen G. MacRae

Vice President

Bridget E. Sudall

Anti-Money Laundering Compliance Officer

Privacy Officer

Investment Adviser

SEI Investments Management Corporation

Administrator

SEI Investments Global Funds Services

Distributor

SEI Investments Distribution Co.

Legal Counsel

Morgan, Lewis & Bockius LLP

Independent Registered Public Accounting Firm

KPMG LLP

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Trust and must be preceded or accompanied by a current prospectus. Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. The shares are not federally insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other government agency. Investment in the shares involves risk, including the possible loss of principal.

For more information call

New Covenant Fund

877-835-4531

NF-Annual (06/21)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on the audit committee.

(a) (2) The audit committee financial experts are Susan C. Cote, George J. Sullivan, Jr. and Hubert L. Harris, Jr. Ms. Cote and Messrs. Sullivan and Harris are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by KPMG LLP (“KPMG”) related to the Registrant.

KPMG billed the Registrant aggregate fees for services rendered to the Registrant for the fiscal years 2021 and 2020 as follows:

		Fiscal Year 2021			Fiscal Year 2020
		All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Registrant that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$70,330	N/A	$0	$69,330	N/A	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees	$0	$0	$0	$0	$0	$0
(d)	All Other Fees(2)	$0	$402,250	$0	$0	$417,252	$0

Notes:

(1)	Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	See Item 4(g) for a description of the services comprising the fees disclosed in this category.

(e)(1) The Registrant’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Registrant may be pre-approved. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules on auditor independence and whether the provision of such services would compromise the auditor’s independence.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial experts, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor during the following twelve months without obtaining specific pre-approval from the Audit Committee.

The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees (or the manner of their determination) to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal Year 2021	Fiscal Year 2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not Applicable.

(g)(1) The aggregate non-audit fees and services billed by KPMG for the fiscal years 2021 and 2020 were $402,250 and $417,252, respectively. Non-audit fees consist of SSAE No. 16 review of fund accounting and administration operations and an attestation report in accordance with Rule 17Ad-13.

(h) During the past fiscal year, the Registrant’s principal accountant provided certain non-audit services to the Registrant’s investment adviser or to entities controlling, controlled by, or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of the Registrant’s Board of Trustees reviewed and considered these non-audit services provided by the Registrant’s principal accountant to the Registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a) The Schedules of Investments are included as part of the report to shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees (the “Board”). The Registrant has a standing Governance Committee (the “Committee”) currently consisting of the Independent Trustees. The Committee is responsible for evaluating and recommending nominees for election to the Board. Pursuant to the Committee’s Charter, adopted on February 22, 2012, the Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Registrant’s office.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

New Covenant Funds

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Robert A. Nesher
Robert A. Nesher
President & CEO

Date: September 3, 2021

By	/s/ Peter A. Rodriguez
Peter A. Rodriguez
Controller & CFO

Date: September 3, 2021